UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

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THE J. M. SMUCKER COMPANY
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE J. M. SMUCKER COMPANY

ONE STRAWBERRY LANE

ORRVILLE, OHIO 44667-0280

July 3, 2012

Dear Shareholder:

You are cordially invited to attend The J. M. Smucker Company’s Annual Meeting of Shareholders on Wednesday, August 15, 2012. The annual meeting will begin at 11:00 a.m., Eastern Time, in the Fisher Auditorium at the Ohio Agricultural Research and Development Center, 1680 Madison Avenue, Wooster, Ohio 44691.

Included with this letter is a Notice of the 2012 Annual Meeting of Shareholders and the proxy statement. Please review this material for information about the nominees named in the proxy statement for election as Directors and the Company’s appointed independent registered public accounting firm. In addition, details regarding executive officer and Director compensation, corporate governance matters, and the business to be conducted at the annual meeting are also described.

Whether or not you plan to attend the annual meeting, please cast your vote, at your earliest convenience, as instructed in the Notice of Internet Availability of Proxy Materials or in the proxy card. Your vote is very important. Your vote before the annual meeting will ensure representation of your common shares at the annual meeting even if you are unable to attend.

This year we are pleased to issue our second Corporate Responsibility Report. Sustainability has been an important attribute of The J. M. Smucker Company since our founding. Our Corporate Responsibility Report highlights our efforts in creating a better tomorrow through our integrated strategy focusing on economic, environmental, and social sustainability. We invite you to read our report at www.smuckers.com.

We look forward to sharing more information with you about The J. M. Smucker Company and the value of your investment at the annual meeting.

Sincerely,

Timothy P. Smucker Chairman of the Board	Richard K. Smucker Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD ON AUGUST 15, 2012

This proxy statement and the 2012 Annual Report are available at www.proxyvote.com.

THE J. M. SMUCKER COMPANY

ONE STRAWBERRY LANE

ORRVILLE, OHIO 44667-0280

NOTICE OF 2012 ANNUAL MEETING OF SHAREHOLDERS

Date:	Wednesday, August 15, 2012
Time:	11:00 a.m., Eastern Time
Place:	Ohio Agricultural Research and Development Center, Fisher Auditorium, 1680 Madison Avenue, Wooster, Ohio 44691
Purposes:	1. To elect as Directors the five nominees named in the proxy statement and recommended by the Board of Directors to the class whose term of office will expire in 2015;
2. To ratify the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2013 fiscal year;
3. To approve the Company’s executive compensation (“Say-on-Pay”);
4. To vote on the shareholder proposals contained in the proxy statement, if properly presented at the annual meeting; and
5. To consider and act upon any other matter that may properly come before the annual meeting.
Who Can Vote:	Shareholders of record at the close of business on June 18, 2012.
How Can You Vote:	You may cast your vote via the Internet, as instructed in the Notice of Internet Availability of Proxy Materials, or if you received your proxy materials by mail, you may also vote by mail or by telephone. You may also vote in person at the annual meeting.
Who May Attend:	All shareholders are cordially invited to attend the annual meeting.

Jeannette L. Knudsen, Vice President, General

Counsel and Corporate Secretary

Orrville, Ohio, July 3, 2012

THE J. M. SMUCKER COMPANY

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 15, 2012

THE J. M. SMUCKER COMPANY

ONE STRAWBERRY LANE

ORRVILLE, OHIO 44667-0280

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 15, 2012

PROXY SOLICITATION AND COSTS

The J. M. Smucker Company (the “Company”) is furnishing this document to you in connection with the solicitation by the Board of Directors of the Company (the “Board”) of the enclosed form of proxy for its annual meeting to be held on August 15, 2012. In addition to solicitation by mail, the Company may solicit proxies in person, by telephone, facsimile, or e-mail. The Company will bear all costs of the proxy solicitation and has engaged a professional proxy solicitation firm, D.F. King & Co., Inc., to assist it in soliciting proxies and will pay a fee of approximately $15,000, plus expenses, for such services.

The Company pays for the preparation and mailing of the Notice of 2012 Annual Meeting of Shareholders and proxy statement, and the Company has also made arrangements with brokerage firms and other custodians, nominees, and fiduciaries for the forwarding of this proxy statement and other annual meeting materials to the beneficial owners of its common shares at its expense. This proxy statement is dated July 3, 2012, and is first being mailed to the Company’s shareholders on or about July 3, 2012.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these proxy materials?

You received these proxy materials because you are a shareholder of the Company. The Board is providing these proxy materials to you in connection with the Company’s annual meeting to be held on August 15, 2012. As a shareholder of the Company, you are entitled to vote on the important proposals described in this proxy statement. Since it is not practical for all shareholders to attend the annual meeting and vote in person, the Board is seeking your proxy to vote on these matters.

What is a proxy?

A proxy is your legal designation of another person (“proxy”) to vote the common shares you own at the annual meeting. By completing and returning the proxy card(s), which identifies the individuals or trustees authorized to act as your proxy, you are giving each of those individuals authority to vote your common shares as you have instructed. By voting via proxy, each shareholder is able to cast his or her vote without having to attend the annual meeting in person.

Why did I receive more than one proxy card?

You will receive multiple proxy cards if you hold your common shares in different ways (e.g., trusts, custodial accounts, joint tenancy) or in multiple accounts. If your common shares are held by a broker or bank (i.e., in “street name”), you will receive your proxy card and other voting information from your broker, bank, trust, or other nominee. It is important that you complete, sign, date, and return each proxy card you receive, or vote using the telephone, or by using the Internet as described in the instructions included with your proxy card(s) or in the Notice of Internet Availability of Proxy Materials.

Why didn’t I receive paper copies of the proxy materials?

The Company makes proxy materials available to its shareholders on the Internet instead of mailing printed copies of these materials to all of its shareholders, as permitted by rules adopted by the U.S. Securities and Exchange Commission (“SEC”). This option allows the Company to provide its shareholders with information they need, while reducing the Company’s use of natural resources, saving on paper and printing costs, and cutting back on potentially unwanted paper materials in shareholders’ mailboxes.

If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request one in accordance with the instructions provided in the notice. The Notice of Internet Availability of Proxy Materials has been mailed to shareholders on or about July 3, 2012, and provides instructions on how you may access and review the proxy materials on the Internet.

What is the record date and what does it mean?

The Board established June 18, 2012 as the record date for the annual meeting of shareholders to be held on August 15, 2012. Shareholders who own common shares of the Company at the close of business on the record date are entitled to notice of and to vote at the annual meeting.

What is the difference between a “registered shareholder” and a “street name shareholder”?

These terms describe how your common shares are held. If your common shares are registered directly in your name with Computershare Investor Services, LLC (“Computershare”), the Company’s transfer agent, you are a “registered shareholder.” If your common shares are held in the name of a brokerage, bank, trust, or other nominee as a custodian, you are a “street name shareholder.”

How many common shares are entitled to vote at the annual meeting?

As of the record date, there were 110,437,385 common shares outstanding and entitled to vote at the annual meeting.

How many votes must be present to hold the annual meeting?

A majority of the Company’s outstanding common shares as of the June 18, 2012 record date must be present in person or by proxy in order for the Company to hold the annual meeting. This majority of outstanding common shares is referred to as a quorum. For purposes of determining whether a quorum is present, each common share is deemed to entitle the holder to one vote per share. Properly signed proxies that are marked “abstain” are known as “abstentions.” Common shares that are held in street name and not voted on one or more of the items before the annual meeting, but are otherwise voted on at least one item, are known as “broker non-votes.” Proposal 2 is the only routine matter that may be voted on by brokers on this year’s ballot.

Both abstentions and broker non-votes are counted as shares present for the purpose of determining the presence of a quorum. Abstentions are also counted as shares present and entitled to be voted. Broker non-votes, however, are not counted as shares entitled to be voted with respect to the matter on which the broker has expressly not voted.

Who will count the votes?

A representative from Broadridge Financial Solutions, Inc. (“Broadridge”), or its designee, will determine if a quorum is present and will tabulate the votes and serve as the Company’s inspector of election at the annual meeting.

What vote is required to approve each proposal?

Under the Company’s Amended Articles of Incorporation (the “Articles”), shareholders may be entitled on certain matters to cast ten votes per share with regard to certain common shares and only one vote per share with regard to others. The total voting power of all the common shares can be determined only at the time of a shareholder meeting due to the need to obtain certifications as to beneficial ownership of common shares not held as of record in the name of individuals. There are no proposals on this year’s ballot for which the ten-votes-per-share provisions apply.

Abstentions, broker non-votes, and shares not in attendance and not voted at the annual meeting will not be counted as votes cast “for” or “against” a candidate and will have no effect with regard to the election of Directors in Proposal 1 (See “Corporate Governance — Director Resignation Policy”). However, because Proposals 2, 3, 4, and 5 are based on the total voting power of the Company, abstentions, broker non-votes, and shares not in attendance and not voted at the annual meeting will have the same effect as votes against such proposals.

Proposal 1:    Because this is an uncontested election, a candidate will be elected as a Director only if the votes cast for the candidate exceed the votes cast against the candidate, based upon one vote for each common share owned as of the record date. A plurality voting standard would be utilized if this were a contested election. Under the plurality voting standard, the candidates receiving the most “for” votes would be elected.

Under the Company’s Director resignation policy, in an uncontested election, any nominee for Director who receives a greater number of “against” votes than “for” votes is required to tender his or her resignation for consideration by the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”). The Company has provided more information about its Director resignation policy under the heading “Corporate Governance — Director Resignation Policy.”

Proposal 2:    The affirmative vote of the holders of a majority of the total voting power of the Company, based upon one vote for each common share owned as of the record date, is necessary to ratify the appointment of the Independent Registered Public Accounting Firm (the “Independent Auditors”).

Proposal 3:    The affirmative vote of the holders of a majority of the total voting power of the Company, based upon one vote for each common share owned as of the record date, is necessary to approve, on an advisory basis, the Company’s executive compensation. This vote is advisory and not binding on the Company, the Board or the Executive Compensation Committee (the “Compensation Committee”) in any way. To the extent there is any significant vote against the executive compensation as disclosed in this proxy statement, the Board and the Compensation Committee will evaluate what actions, if any, may be necessary to address the concerns of shareholders. Under the Articles, shareholders are entitled to cast ten votes per share on any matter relating to any stock option plan, stock purchase plan, executive compensation plan, executive benefit plan, or other similar plan, arrangement, or agreement. Because the vote on this proposal is a non-binding, advisory vote, the Company has determined that such ten-votes-per-share provisions will not apply to this proposal.

Proposal 4:    The affirmative vote of the holders of a majority of the total voting power of the Company, based upon one vote for each common share owned as of the record date, is necessary to approve the shareholder proposal urging the Directors to act to repeal the classification of the Board and to require that all Directors elected at or after the annual meeting held in 2013 be elected on an annual basis. Under the Articles, shareholders are entitled to cast ten votes per share on any matter relating to the adoption of any amendment to the Amended Regulations of the Company (the “Regulations”). Because the vote on this proposal is a non-binding, advisory vote, the Company has determined that such ten-votes-per-share provisions will not apply to this proposal.

Proposal 5:    The affirmative vote of the holders of a majority of the total voting power of the Company, based upon one vote for each common share owned as of the record date, is necessary to approve the shareholder proposal requesting, within six months of the 2012 annual meeting, that the Company publish an expanded green coffee sustainability plan that includes quantitative goals for quantities of certified coffee purchases and a method for evaluating the success of the plan in addressing the challenges of climate change to the Company and the farmers and ecosystems in its coffee supply chain.

Where will I be able to find voting results of the annual meeting?

The Company intends to announce preliminary voting results at the annual meeting and will publish final voting results in a Current Report on Form 8-K to be filed with the SEC within four business days after the annual meeting.

How do I vote my common shares?

If you are a registered shareholder and you received your proxy materials by mail, you can vote your shares in one of the following manners:

•	by attending the annual meeting and voting;

•	by completing, signing, dating, and returning the enclosed proxy card(s);

•	by telephone, by calling 1-800-690-6903; or

•	by using the Internet and accessing www.proxyvote.com.

Please refer to the specific instructions set forth on the proxy card(s) you received.

If you are a registered shareholder and you received a Notice of Internet Availability of Proxy Materials, you can vote your shares in one of the following manners:

•	by attending the annual meeting and voting;

•	by using the Internet and accessing www.proxyvote.com; or

•	by mail if you request a paper copy of the materials by calling 1-800-579-1639.

Please refer to the specific instructions set forth in the Notice of Internet Availability of Proxy Materials.

If you are a street name shareholder, your broker, bank, trustee, or other nominee will provide you with materials and instructions for voting your common shares.

Can I change my vote after I have mailed in my proxy card(s) or submitted my vote using the Internet or telephone?

Yes, if you are a registered shareholder and you received your proxy materials by mail, you can change your vote in any one of the following ways:

•	sending a written notice to the Corporate Secretary of the Company that is received prior to the annual meeting and stating that you revoke your proxy;

•	signing and dating a new proxy card(s) and submitting the proxy card(s) to Broadridge so that it is received prior to the annual meeting;

•	voting by telephone or by using the Internet prior to the annual meeting in accordance with the instructions provided with the proxy card(s); or

•	attending the annual meeting and voting in person.

Yes, if you are a registered shareholder and you received a Notice of Internet Availability of Proxy Materials, you can change your vote in any one of the following ways:

•	sending a written notice to the Corporate Secretary of the Company that is received prior to the annual meeting and stating that you revoke your proxy;

•	voting by using the Internet prior to the annual meeting in accordance with the instructions provided in the Notice of Internet Availability of Proxy Materials;

•	attending the annual meeting and voting in person; or

•

requesting a paper copy of the materials by calling 1-800-579-1639, and then signing and dating the proxy card(s) and submitting the proxy card(s) to Broadridge so that it is received prior to the annual meeting.

Your mere presence at the annual meeting will not revoke your proxy. You must take affirmative action at the annual meeting in order to revoke your proxy.

If you are a street name shareholder, you must contact your broker, bank, trust, or other nominee in order to revoke your proxy. If you wish to vote in person at the annual meeting, you must contact your broker and request a document called a “legal proxy.” You must bring this legal proxy obtained from your broker, bank, trust, or other nominee to the annual meeting in order to vote in person.

How will my proxy be voted?

If you complete, sign, date, and return your proxy card(s) or vote by telephone or by using the Internet, your proxy will be voted in accordance with your instructions. If you sign and date your proxy card(s) but do not indicate how you want to vote, your common shares will be voted as the Board recommends for each of the proposals.

What if my common shares are held in “street name” by my broker?

You should instruct your broker how you would like to vote your shares by using the written instruction form and envelope provided by your broker. If you do not provide your broker with instructions, under the rules of the New York Stock Exchange (“NYSE”), your broker may, but is not required to, vote your common shares with respect to certain “routine” matters. However, on other matters, when the broker has not received voting instructions from its customers, the broker cannot vote the shares on the matter and a “broker non-vote” occurs. Proposal 2 is the only routine matter to be voted on by the shareholders on this year’s ballot. Proposals 1, 3, 4, and 5 are not considered routine matters under the NYSE rules. This means that brokers may not vote your common shares on such proposals if you have not given your broker specific instructions as to how to vote. Please be sure to give specific voting instructions to your broker so that your vote can be counted. If you hold your common shares in your broker’s name and wish to vote in person at the annual meeting, you must contact your broker and request a document called a “legal proxy.” You must bring this legal proxy to the annual meeting in order to vote in person.

What are the Board’s recommendations on how I should vote my common shares?

The Board recommends that you vote your common shares as follows:

Proposal 1 — FOR the election of the five Board nominees named in this proxy statement with terms expiring at the 2015 annual meeting of shareholders.

Proposal 2 — FOR the ratification of appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2013 fiscal year.

Proposal 3 — FOR the advisory approval of the Company’s executive compensation.

Proposal 4 — AGAINST the shareholder proposal urging the Directors to act to repeal the classified Board.

Proposal 5 — AGAINST the shareholder proposal requesting that the Company publish an expanded green coffee sustainability plan.

Does the Company have cumulative voting?

No. In 2009, the shareholders of the Company amended the Articles to eliminate cumulative voting.

Who may attend the annual meeting?

All shareholders are eligible to attend the annual meeting. However, only those shareholders of record at the close of business on June 18, 2012 are entitled to vote at the annual meeting.

Do I need an admission ticket to attend the annual meeting?

Admission tickets are not required to attend the annual meeting. If you are a registered shareholder, properly mark your proxy to indicate that you will be attending the annual meeting. If you hold your common shares through a nominee or you are a street name shareholder, you are required to bring evidence of share ownership to the annual meeting (e.g., account statement, broker verification).

What type of accommodations can the Company make at the annual meeting for people with disabilities?

The Company can provide reasonable assistance to help you participate in the annual meeting if you notify the Corporate Secretary about your disability and how you plan to attend. Please call or write the Corporate Secretary at least two weeks before the annual meeting at 330-684-3838 or One Strawberry Lane, Orrville, Ohio 44667.

Who can answer my questions?

If you need additional copies of the proxy materials, you should contact:

Broadridge Financial Solutions, Inc.

51 Mercedes Way

Edgewood, New York 11717

Call Toll Free: 1-866-602-0762

If you have any questions about the proxy materials or annual meeting, or need assistance in voting your common shares, you should contact:

D.F. King & Co., Inc.

48 Wall Street

New York, New York 10005

Call Toll Free: 1-800-488-8075

or

Call Collect: 1-212-269-5550

If you have any questions about the proxy materials or the annual meeting, you may also contact:

The J. M. Smucker Company

One Strawberry Lane

Orrville, Ohio 44667

Attention: Shareholder Services Department

Telephone: 330-684-3838

ELECTION OF DIRECTORS

(Proposal 1 on the proxy card)

Unless instructed otherwise, the proxies intend to vote FOR the election of Paul J. Dolan, Nancy Lopez Knight, Gary A. Oatey, Alex Shumate and Timothy P. Smucker, as Directors, each for a term of three years. Ms. Nancy Lopez Knight and Messrs. Paul J. Dolan, Gary A. Oatey, Alex Shumate and Timothy P. Smucker comprise the class of Directors whose term of office expires this year and whose members are standing for re-election at the annual meeting.

In the event of the death or inability to act of any of these Director nominees, the proxy, with respect to such nominee or nominees, will be voted for such other person or persons as the Board may recommend. The Company has no reason to believe that the persons listed in this proxy statement as nominees for Directors will be unable to serve.

The members of the Board, including those who are listed in this proxy statement as nominees for election, with information about each of them based on data furnished to the Company by these persons as of June 30, 2012, are as follows:

Nominees For Election as Directors Whose Proposed Terms Would Expire at the 2015 Annual Meeting

PAUL J. DOLAN

Mr. Dolan, 53, has been a Director since April 2006. He has been the chairman and chief executive officer of the Cleveland Indians, the Major League Baseball team operating in Cleveland, Ohio, since November 2010, after having served as president since January 2004 and as vice president and general counsel since February 2000. He also serves as chairman and chief executive officer of Fast Ball Sports Productions, a sports media company. Mr. Dolan is a member of the Compensation Committee. The Company sponsors several advertising and promotional activities with the Cleveland Indians organization.

The Board concluded that Mr. Dolan should serve as a Director primarily due to his long experience in managing businesses, his experience in serving as a trustee of numerous non-profit organizations, and his significant knowledge of the evolving needs and preferences of consumers. Specifically, Mr. Dolan has gained significant leadership, operating, and marketing experience in his positions as chairman, chief executive officer, president, vice president, and general counsel of the Cleveland Indians and as chairman and chief executive officer of Fast Ball Sports Productions. This background enables Mr. Dolan to provide valuable insights to the Board, particularly in setting corporate strategy and overseeing executive compensation practices.

NANCY LOPEZ KNIGHT

Ms. Lopez Knight, 55, has been a Director since August 2006. In 2000, Ms. Lopez Knight founded the Nancy Lopez Golf Company, which focuses on the design and manufacture of top-quality golf equipment for women. Ms. Lopez Knight is also an accomplished professional golfer, having won 48 career titles, including three majors, on the Ladies Professional Golf Association (“LPGA”) Tour. She is a member of the LPGA Hall of Fame and captained the 2005 U.S. Solheim Cup Team to victory. She also serves as a member of the Commissioner Advisory Board of the LPGA. In 2003, Ms. Lopez Knight was named to the Hispanic Business magazine’s list of 80 Elite Hispanic Women. Ms. Lopez Knight is a member of the Nominating Committee.

The Board concluded that Ms. Lopez Knight should serve as a Director primarily due to her leadership experience and her extensive knowledge regarding the evolving needs and preferences of consumers. As the founder of her own business, the Nancy Lopez Golf Company, Ms. Lopez Knight has gained significant leadership, operating, and marketing experience. Ms. Lopez Knight is also active in charitable causes. Ms. Lopez Knight’s blend of business expertise and philanthropic interests, together with her experience in dealing with the public and the media as a renowned professional athlete, enables her to provide the Board with valuable perspectives on the Company’s management, strategy, and risks.

GARY A. OATEY

Mr. Oatey, 63, has been a Director since January 2003. He has been the chairman of Oatey Co., a privately owned manufacturer of plumbing products, since January 1995, and the executive chairman since June 2012. He also served as the chief executive officer of Oatey Co. from January 1995 through June 2012. Mr. Oatey is a director and a member of the audit and compensation committees of Shiloh Industries, Inc., a publicly traded manufacturer of engineered metal products for the automotive and heavy truck industries, and a director and a member of the audit and compensation committees of Molded Fiber Glass Companies, a composites manufacturing company. Mr. Oatey is the Chair of the Nominating Committee.

The Board concluded that Mr. Oatey should serve as a Director primarily due to his long experience in managing businesses, his experience in serving as a director of other public and private companies, and his significant knowledge of the Company, having served on the Board since 2003. As the chairman and former chief executive officer of Oatey Co. and a director of Shiloh Industries, Inc. and Molded Fiber Glass Companies, Mr. Oatey has gained significant leadership, operating, and corporate governance experience. This background enables Mr. Oatey to provide valuable insights to the Board, particularly in setting corporate strategy and overseeing the Company’s governance.

ALEX SHUMATE

Mr. Shumate, 62, has been a Director since January 2009. He is the North American managing partner of Squire Sanders (US) LLP, where he has practiced law since February 1988. Mr. Shumate is also a director and a member of the compensation committee of Cincinnati Bell, Inc., a publicly owned provider of voice and data telecommunications products and services, and a trustee on The Ohio State University Board of Trustees. Mr. Shumate is a member of the Nominating Committee.

The Board concluded that Mr. Shumate should serve as a Director primarily due to his significant legal background, experience in managing a business and serving as a director of other public companies and a trustee of several non-profit organizations. Mr. Shumate has practiced law for nearly 35 years and is the North American managing partner of Squire Sanders (US) LLP. Mr. Shumate was named a Lawyer of the Year 2010 by Best Lawyers and an Ohio Super Lawyer by Law and Politics magazine. Together with his service on the corporate board and compensation committee of Cincinnati Bell, Inc., Mr. Shumate’s background allows him to provide valuable insights to the Board, particularly in regard to corporate governance and risk issues that confront the Company.

TIMOTHY P. SMUCKER

Mr. Smucker, 68, has been a Director since October 1973. He has been the Company’s Chairman of the Board since 1987 and served as Co-Chief Executive Officer from February 2001 through August 2011. Mr. Smucker is also a director and a member of the audit committee of Hallmark Cards, Incorporated, a privately owned company and marketer of greeting cards and other personal expression products. Mr. Smucker is the vice chairman of the GS1 Management Board, a leading global organization dedicated to the design and implementation of global standards and solutions to improve the efficiency and visibility of the supply and demand chains globally and across sectors. In addition, Mr. Smucker serves as a trustee on The Ohio State University Board of Trustees. Mr. Smucker is the brother of Richard K. Smucker, the father of Mark T. Smucker, and the uncle of Paul Smucker Wagstaff, all three of whom serve as Directors and executive officers of the Company.

The Board concluded that Mr. Smucker should serve as a Director largely due to his role as the Company’s Chairman of the Board, his intimate knowledge of the Company, and his experience serving as a director of other private and public companies. The Board believes that Mr. Smucker’s extensive experience in and knowledge of the Company’s business gained as a result of his long-time service as a member of management is essential to the Board’s oversight of the Company and its business operations. The Board also believes that continuing participation by qualified members of the Smucker family on the Board is an important part of the Company’s corporate culture that has contributed significantly to its long-term success.

Directors With Terms Expiring at the 2014 Annual Meeting

VINCENT C. BYRD

Mr. Byrd, 57, has been a Director since April 1999. He has been the Company’s President and Chief Operating Officer since May 2011. Prior to that time, he served as President, U.S. Retail — Coffee, since August 2008, and Senior Vice President, Consumer Market, since February 2004. Mr. Byrd is also a director and the chair of the compensation committee of Myers Industries, Inc., a publicly traded international manufacturer of polymer products for industrial, agricultural, automotive, commercial, and consumer markets. He also served as a director of Spangler Candy Company, a private company that manufactures confectionery products, from 1998 to 2008.

The Board concluded that Mr. Byrd should serve as a Director largely due to his role as the Company’s President and Chief Operating Officer, his significant knowledge of the Company, having served on the Board since 1999 and as an executive officer of the Company since 1988, and his experience serving as a director of other private and public companies. The Board believes that the perspectives that Mr. Byrd brings to the Board are particularly valuable in light of Mr. Byrd’s prior role as the Company’s President, U.S. Retail — Coffee, and the significance of the coffee business to the Company.

R. DOUGLAS COWAN

Mr. Cowan, 71, has been a Director since January 2003. He has been a director of The Davey Tree Expert Company, an employee-owned company providing horticultural services throughout North America, since May 2009, after having served as chairman since January 2007, and as chairman and chief executive officer since May 1997. Mr. Cowan is a director, the chair of the audit committee, and a member of the compensation committee of Buckeye Corrugated, Inc., a designer and manufacturer of corrugated packaging. He is also a director and a member of the audit committee of Great Lakes Construction Co., a civil construction company. Mr. Cowan formerly served as chairman of the board of trustees of Kent State University and as a trustee of the board of trustees of Northeastern Ohio Universities College of Medicine. Mr. Cowan is a member of the Audit Committee.

The Board concluded that Mr. Cowan should serve as a Director primarily due to his long experience in overseeing public institutions and businesses and his significant knowledge of the Company, having served on the Board since 2003. Specifically, Mr. Cowan gained significant leadership, operating, and finance experience in his positions as chairman and chief executive officer of The Davey Tree Expert Company, as chairman of the board of trustees of Kent State University, and as a trustee of the board of trustees of Northeastern Ohio Universities College of Medicine. Together with his service on corporate boards, this background enables Mr. Cowan to provide valuable insights to the Board, particularly in setting corporate strategy and overseeing the Company’s finances.

ELIZABETH VALK LONG

Ms. Long, 62, has been a Director since May 1997. She was executive vice president of Time Inc., the magazine publishing subsidiary of Time Warner Inc., from May 1995 until her retirement in August 2001. She is also a director, the chair of the nominating and corporate governance committee, and a member of the compensation committee of Steelcase Inc., a NYSE publicly traded furniture and office systems manufacturer, and a director and the chair of the compensation committee of Belk, Inc., a large, privately owned department store chain in the United States. Ms. Long is the Chair of the Compensation Committee and a member of the Audit Committee.

The Board concluded that Ms. Long should serve as a Director primarily due to her long experience managing and overseeing businesses, her experience serving as a director of other private and public companies, and her significant knowledge of the Company, having served on the Board since 1997. As executive vice president of Time Inc., she was responsible for consumer marketing, customer service, retail distribution, human resources, legal affairs, and corporate communications. Together with her service on corporate boards, most recently for Steelcase Inc. and Belk, Inc., Ms. Long’s background enables her to provide valuable insights to the Board, particularly in overseeing the Company’s finances, marketing, and executive compensation practices.

MARK T. SMUCKER

Mr. Smucker, 42, has been a Director since January 2009. He has been the Company’s President, U.S. Retail Coffee, since May 2011. Prior to that time, he served as President, Special Markets, since August 2008, Vice President, International, since July 2007, Vice President, International and Managing Director, Canada, since May 2006, and Vice President and Managing Director, Canada, since June 2004. Mr. Smucker is the son of Timothy P. Smucker, the nephew of Richard K. Smucker, and the first cousin of Paul Smucker Wagstaff, all three of whom serve as Directors and executive officers of the Company.

The Board concluded that Mr. Smucker should serve as a Director largely due to his role as the Company’s President, U.S. Retail Coffee, his significant knowledge of the Company gained from more than 13 years of experience in various positions within the Company, and his experience serving as a director and a member of the nominating committee of GS1 U.S., as a director of GS1 Canada, as a trustee of the Akron Art Museum, and as a director and chair of the marketing communications committee for Food & Consumer Products of Canada. The Board believes that the perspectives that Mr. Smucker brings to the Board are particularly valuable in light of the significance of the coffee business to the Company. The Board also believes that continuing participation by qualified members of the Smucker family on the Board is an important part of the Company’s corporate culture that has contributed significantly to its long-term success.

Directors With Terms Expiring at the 2013 Annual Meeting

KATHRYN W. DINDO

Ms. Dindo, 63, has been a Director since February 1996. In 1998, she commenced her career with FirstEnergy Corp., a utility holding company, and retired as vice president and chief risk officer in 2007, a position she held since November 2001. Prior to that time, she was vice president, controller and chief accounting officer of Caliber System, Inc., formerly Roadway Services, Inc., a transportation services company. Ms. Dindo is also a director and a member of the audit committees of Bush Brothers & Company, a privately owned food processing and manufacturing company, and ALLETE, Inc., a NYSE publicly traded energy service provider. Ms. Dindo is the Chair of the Audit Committee and a member of the Compensation Committee.

The Board concluded that Ms. Dindo should serve as a Director primarily due to her long experience in managing and overseeing businesses, her experience serving as a director of other private and public companies, and her significant knowledge of the Company, having served on the Board since 1996. Specifically, Ms. Dindo gained significant leadership, operating and finance experience in her positions as vice president and chief risk officer of FirstEnergy Corp. and as vice president, controller and chief accounting officer of Caliber System, Inc. Ms. Dindo is also a Certified Public Accountant and a former partner of Ernst & Young LLP. Together with her service on the corporate boards and audit committees of Bush Brothers & Company and ALLETE, Inc., Ms. Dindo’s background enables her to provide valuable insights to the Board, particularly in overseeing the Company’s finances and executive compensation practices.

RICHARD K. SMUCKER

Mr. Smucker, 64, has been a Director since October 1975. He has been the Company’s Chief Executive Officer since August 2011. He served as Co-Chief Executive Officer from February 2001 through August 2011, Executive Chairman from August 2008 through August 2011, and President from 1987 through April 2011. Mr. Smucker is also lead director and a member of the compensation committee of The Sherwin-Williams Company, a manufacturer of coatings and related products, and a director and the deputy chairman of the Cleveland Federal Reserve Bank board. In addition, he served on the board of trustees of Miami University (Ohio) from May 2003 through December 2009. Mr. Smucker is the brother of Timothy P. Smucker and the uncle of both Mark T. Smucker and Paul Smucker Wagstaff, all three of whom serve as Directors and executive officers of the Company.

The Board concluded that Mr. Smucker should serve as a Director largely due to his role as the Company’s Chief Executive Officer, his intimate knowledge of the Company, his experience serving as a director of other private and public companies, and his financial knowledge and experience. The Board believes that Mr. Smucker’s extensive experience in and knowledge of the Company’s business gained as a result of his long-time service as a member of management is essential to the Board’s oversight of the Company and its business operations. The Board also believes that continuing participation by qualified members of the Smucker family on the Board is an important part of the Company’s corporate culture that has contributed significantly to its long-term success.

WILLIAM H. STEINBRINK

Mr. Steinbrink, 69, has been a Director since 1994. He is the principal of Unstuk LLC, through which he assists leaders in developing new paths forward and mediates disputes. He served as interim president of Wittenberg University (Ohio) from 2004 to 2005, as president and chief executive officer of CSM Industries, Inc. from 1996 to 2000, and as chief executive officer of Laurel Industries, Inc. from 1994 to 1996. He was also associated with the law firm of Jones Day beginning in 1967 and was a partner for over 23 years, including from 2001 to 2004. Mr. Steinbrink is a member of the Nominating Committee.

The Board concluded that Mr. Steinbrink should serve as a Director primarily due to his long experience in managing and overseeing businesses and his significant knowledge of the Company, having served on the Board since 1994. Specifically, Mr. Steinbrink gained significant leadership, operating and corporate governance experience in his positions as principal of Unstuk LLC, interim president and board member of Wittenberg University (Ohio), president and chief executive officer of CSM Industries, Inc., and chief executive officer of Laurel Industries, Inc. The Board believes that Mr. Steinbrink’s background as a corporate lawyer and as a senior executive of business enterprises and educational institutions enables him to provide valuable insights to the Board, particularly in setting corporate strategy and supervising the Company’s governance.

PAUL SMUCKER WAGSTAFF

Mr. Wagstaff, 42, has been a Director since January 2009. He has been the Company’s President, U.S. Retail Consumer Foods since May 2011. Prior to that time, he served as President, U.S. Retail — Oils and Baking, since August 2008, and Vice President, Foodservice and Beverage Markets, since May 2006. From 2001 to 2006, he was the Vice President and General Manager, Foodservice Market. Mr. Wagstaff is the nephew of Timothy P. Smucker and Richard K. Smucker, and the first cousin of Mark T. Smucker, all three of whom serve as Directors and executive officers of the Company.

The Board concluded that Mr. Wagstaff should serve as a Director largely due to his role as the Company’s President, U.S. Retail Consumer Foods, his significant knowledge of the Company gained from more than 15 years of experience in various positions within the Company, and his experience serving as an advisory council member of Students in Free Enterprise, as a funders’ committee representative for the Fund for our Economic Future, and as a member of the board of trustees of Old Trail School. The Board believes that the perspectives that Mr. Wagstaff brings to the Board are particularly valuable in light of the significance of the consumer foods business to the Company. The Board also believes that continuing participation by qualified members of the Smucker family on the Board is an important part of the Company’s corporate culture that has contributed significantly to its long-term success.

The Board unanimously recommends a vote FOR each of the nominees named in this proxy statement for election to the Board.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

The Company’s Corporate Governance Guidelines (the “Guidelines”) are designed to formalize the Board’s role and to confirm its independence from management and its role of aligning management and Board interests with the interests of shareholders. The Guidelines provide in pertinent part that:

•	a majority of Directors will be “independent,” as set forth under the rules of the NYSE and the SEC, and as further set forth in the Guidelines;

•

all members of the Nominating Committee, the Compensation Committee, and the Audit Committee (collectively, the “Committees”) will be “independent” and there will be at least three members on each of the Committees;

•

the “independent” Directors will meet in executive session on a regular basis in conjunction with regularly scheduled Board meetings (other than the meeting held on the day of the annual meeting) and such meetings will be chaired by the Chair of each of the Committees for each Committee executive session and by the Chair of each of the Committees on a rotating term of one year for each Board executive session;

•	the Board and each of the Committees will conduct an annual self-evaluation;

•

all non-employee Directors will own a minimum amount of the Company’s common shares as established in the Company’s Stock Ownership Guidelines for Directors and Executive Officers, which currently require that non-employee Directors own common shares with a value of no less than five times the annual cash retainer paid to each non-employee Director and that each non-employee Director should strive to attain this ownership threshold within five years of joining the Board;

•	each Director will attend at least 75% of all regular and special Board meetings;

•	the Directors will advise the Chairman of the Board whenever they accept an invitation to serve on another public company board;

•	each Director will not serve on more than three public company boards, including the Company, at any one time without prior, unanimous consent of the Board; and

•

the Corporate Secretary of the Company will provide all new Directors with materials and training in the Company’s Director orientation program and will also provide such additional Director training and orientation as appropriate.

The Guidelines are posted on the Company’s website at www.smuckers.com. A copy of the Guidelines will be provided free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667.

Shareholder Recommendations for Director Nominees

The Nominating Committee is responsible for identifying, evaluating, and recommending qualified candidates to the Board for nomination. The Nominating Committee considers all suggestions for membership on the Board, including nominations made by the Company’s shareholders. Shareholders’ nominations for Directors must be made in writing, and must include the nominee’s written consent to the nomination and detailed background information sufficient for the Nominating Committee to evaluate the nominee’s qualifications. Nominations should be submitted to the Corporate Secretary, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667. The Corporate Secretary will then forward nominations to the Chair of the Nominating Committee. All recommendations must include qualifications which meet, at a minimum, the following criteria:

•

candidates must be committed to the Company’s culture and Basic Beliefs of Quality, People, Ethics, Growth, and Independence, and will possess integrity, intelligence, and strength of character having a balance of skills, knowledge, diversity, background, and experience beneficial to the Company;

•	non-employee Director candidates must meet the independence requirements set forth below under the heading “Director Independence;”

•	non-employee Director candidates must be able to effectively carry out responsibilities of oversight of the Company’s strategy;

•

candidates should have either significant experience in a senior executive role with a major business organization or relevant experience from other professional backgrounds, together with knowledge of corporate governance issues and a commitment to attend and participate in Board meetings and related Board activities; and

•	candidates should not have any affiliations or relationships which could lead to a real or perceived conflict of interest.

The Nominating Committee and the Board consider a diverse group of experiences, characteristics, attributes, and skills, including diversity in gender, ethnicity, race, cultural background, and age, in determining whether an individual is qualified to serve as a Director of the Company. While the Board does not maintain a formal policy regarding diversity, it does consider the diversity of the Board when considering Director nominees. Diversity is important because a variety of points of view contribute to a more effective decision-making process. The Nominating Committee and the Board also consider the composition of the Board as a whole in evaluating whether a particular individual should serve on the Board, as the Board seeks to comprise itself of members which, collectively, possess a range of relevant skills, experience, and expertise.

Experience, Qualifications, Attributes, Skills and Diversity of Director Nominees

As mentioned above, in considering each Director nominee and the composition of the Board as a whole, the Nominating Committee looks for a diverse group of experiences, characteristics, attributes, and skills, which relate directly to the management and operations of the Company. Success in specific categories is a key factor in the Company’s overall operational success and creating shareholder value. The Nominating Committee believes that Directors who possess some or all of the following experiences, characteristics, attributes, and skills are better able to provide oversight of the Company’s management and its long-term and strategic objectives.

Adherence to the Company’s Basic Beliefs

The Company seeks Directors who have an understanding of, and are committed to, the Company’s Basic Beliefs of Quality, People, Ethics, Growth, and Independence. These Basic Beliefs are the Company’s values and principles that serve as guideposts for decisions at every level of the Company and cultivate a culture of commitment to each other and to the Company’s constituents. Further information regarding the Basic Beliefs can be found on the Company’s website at www.smuckers.com.

Leadership and Operating Experience

The Company seeks Directors who have significant leadership and operating experience. Strong leaders bring vision, strategic agility, diverse and global perspectives, and broad business insight to the Company. They also demonstrate a practical understanding of organizations, processes, strategy, risk management, and the methods to drive change and growth. People with experience in significant leadership positions possess strong abilities to motivate and manage others and to identify and develop leadership qualities in others.

Independence

The Company requires that a majority of its Directors satisfy the independence requirements of the NYSE and the SEC.

Finance Experience

The Company believes that it is important for Directors to have an understanding of finance and financial reporting processes. Accurate financial reporting is critical to the Company’s success and reputation. The

Company seeks to have at least two independent Directors who qualify as “audit committee financial experts,” within the meaning of Regulation S-K promulgated by the SEC (“Regulation S-K”), particularly for service on the Audit Committee. The Company expects all of its Directors to be financially knowledgeable.

Public Company Board and Corporate Governance Experience

The Company seeks Directors who have experience serving on the boards of other large, publicly traded companies. This experience prepares the Directors to fulfill the Board’s responsibilities of overseeing the Company’s business and providing insight and guidance to management.

Operations Experience

The Company seeks to have Directors with relevant general management or operations experience in the consumer goods industry. In particular, the Company believes that it is important for Directors to have experience in new and expanding businesses, customer segments, and geographies.

Knowledge of the Company

The Company deems it important to have Directors that have in-depth knowledge of the Company and its industry, operations, business segments, products, risks, strategy, and culture.

Minority; Diversity

The Company believes it is important to have a Board composition that is diverse in gender, ethnicity, race, cultural background, and age.

Marketing or Public Relations Experience

As a manufacturer and marketer of branded food products, the Company seeks Directors who have a diverse range of marketing or public relations experience.

Mergers and Acquisitions Experience

The Company has been and believes it will continue to be active in acquiring other companies that fit the Company’s strategy and seeks to have directors with relevant mergers and acquisitions experience.

The Board believes that all of the Directors are highly qualified and have specific employment and leadership experiences, qualifications, and skills that qualify them for service on the Board. The specific experiences, qualifications, and skills that the Board considered in determining that each such person should serve a Director are included in their individual biographies and also summarized further in the following table:

Director Resignation Policy

In connection with the adoption of a majority voting standard for uncontested elections of Directors, the Board adopted a Director resignation policy to address the situation in which one or more incumbent Directors fail to receive the required majority vote for re-election in an uncontested election. Under Ohio law, an incumbent Director who is not re-elected would remain in office as a “holdover” Director until his or her successor is elected. This Director resignation policy provides that an incumbent Director who is not re-elected with more “for” votes than “against” votes in an uncontested election will be expected to tender to the Board his or her resignation as a Director promptly following the certification of the election results. The Nominating Committee would then consider each tendered resignation and recommend to the Board whether to accept or reject each such tendered resignation. The Board would act on each tendered resignation, taking into account its fiduciary duties to the Company and its shareholders and the Nominating Committee’s recommendation, within 90 days following the certification of the election results. The Nominating Committee, in making its recommendation, and the Board in making its decision, may consider any factors or other information that they consider appropriate with respect to any tendered resignation, including, without limitation:

•	the stated reason for such Director’s failure to receive the approval of a majority of votes cast;

•	the percentage of votes cast against such Director; and

•	the performance of such Director.

Following the Nominating Committee’s recommendation and the Board’s decision, the Board will promptly and publicly disclose its decision whether to accept or reject each tendered resignation and, if applicable, the reasons for rejecting a tendered resignation. If a Director’s tendered resignation is rejected, he or she would continue to serve until his or her successor is elected, or until his or her earlier resignation, removal from office, or death. If a Director’s tendered resignation is accepted, then the Board would have the sole discretion to fill any resulting vacancy or decrease the number of Directors, in each case pursuant to the provisions of and to the extent permitted by the Regulations. Any Director who tenders his or her resignation pursuant to this policy would abstain from the Nominating Committee’s recommendation or the Board’s action regarding whether to accept or reject the tendered resignation. While this description reflects the terms of the Director resignation policy that the Board currently has, the Board retains the power to amend and administer the policy as the Board, in its sole discretion, determines is appropriate. The Director resignation policy is posted on the Company’s website at www.smuckers.com and a copy will be provided free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667.

Director Independence

The Company requires that a majority of its Directors be “independent” as defined by the rules of the NYSE and the SEC. The Company may, in the future, amend the Guidelines to establish such additional criteria as the Board determines to be appropriate. The Board makes a determination as to the independence of each Director on an annual basis. The Board has determined that all of the following eight non-employee Directors are independent Directors: R. Douglas Cowan, Kathryn W. Dindo, Paul J. Dolan, Nancy Lopez Knight, Elizabeth Valk Long, Gary A. Oatey, Alex Shumate, and William H. Steinbrink.

In general, “independent” means that a Director has no material relationship with the Company or any of its subsidiaries. The existence of a material relationship is determined upon a review of all relevant facts and circumstances and generally is a relationship that might reasonably be expected to compromise the Director’s ability to maintain his or her independence from management of the Company.

The Board considers the issue of materiality from the standpoint of the persons or organizations with which the Director has an affiliation, as well as from the standpoint of the Director.

The following standards will be applied by the Board in determining whether individual Directors qualify as “independent” under the rules of the NYSE and the SEC. To the extent that these standards are more stringent than the rules of the NYSE or the SEC, such standards will apply. References to the Company include its consolidated subsidiaries.

•

No Director will be qualified as independent unless the Board affirmatively determines that the Director has no material relationship with the Company, either directly or as a partner, shareholder, or officer of an organization that has a relationship with the Company. The Company will disclose these affirmative determinations.

•	No Director who is a former employee of the Company can be independent until three years after the end of his or her employment relationship with the Company.

•	No Director whose immediate family member is, or has been within the last three years, an executive officer of the Company can be independent.

•

No Director who received, or whose immediate family member has received, more than $120,000 in any twelve-month period in direct compensation from the Company within the past three years, other than Director and Committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), can be independent until three years after he or she ceases to receive more than $120,000 in any twelve-month period in such compensation during such time period.

•

No Director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company can be independent until three years after the end of the affiliation or the employment or auditing relationship.

•

No Director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company’s present executive officers serve on that company’s compensation committee can be independent until three years after the end of such service or employment relationship.

•

No Director who is an executive officer or employee, or whose immediate family member is an executive officer, of a company (excluding charitable organizations) that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1,000,000 or 2% of such other company’s consolidated gross revenues can be independent until three years after falling below such threshold.

•

No Director can be independent if the Company has made charitable contributions to any charitable organization in which such Director serves as an executive officer if, within the preceding three years, contributions by the Company to such charitable organization in any single completed fiscal year of such charitable organization exceeded the greater of $1,000,000 or 2% of such charitable organization’s consolidated gross revenues.

In its review and application of the criteria used to determine independence, the Board considered the fact that the Company does business with organizations directly or indirectly affiliated with Mr. Dolan and Ms. Lopez Knight and affirmatively determined that the amounts paid to the entities affiliated with these individuals do not meet the threshold which would create an issue under the standards for determining independence.

The value of advertising and promotional activities sponsored with the Cleveland Indians organization, of which Mr. Dolan is the chairman and chief executive officer and a part owner, in fiscal year 2012 was approximately $281,000 and does not exceed the greater of $1,000,000 or 2% of the consolidated gross revenues of the Cleveland Indians.

The value of advertising and promotional activities sponsored with the LPGA, of which Ms. Lopez Knight is associated as a former player and as a current member of the Commissioner Advisory Board, in fiscal year 2012 was approximately $265,500 and does not exceed the greater of $1,000,000 or 2% of the consolidated gross revenues of the LPGA.

Structure of the Board of Directors

Chairman of the Board and Chief Executive Officer as Directors

The Regulations provide that one person may hold the positions of Chairman of the Board and Chief Executive Officer. Although a majority of the Company’s Directors are independent, the Board does not have a lead independent Director. Timothy P. Smucker, the former Co-Chief Executive Officer of the Company, currently serves as Chairman of the Board. The Board believes that a current or former Chief Executive Officer is best situated to serve as Chairman of the Board because he is one of the Directors most familiar with the Company’s business and industry. The Board also believes that having a current or former Chief Executive Officer serve as Chairman of the Board provides an efficient and effective leadership model for the Company by fostering clear accountability, effective decision-making, and alignment of corporate strategy. The Board’s independent Directors bring experience, oversight, and expertise from outside the Company and industry, while the Chief Executive Officer and the Chairman of the Board bring Company and industry-specific experience and expertise. One of the key responsibilities of the Board is to develop strategic direction and hold management accountable for the execution of its strategy once it is developed. The Board believes that its current and proposed management structure, together with independent Directors having the duties described above, is in the best interests of shareholders because it strikes an appropriate balance for the Company; with a current or former Chief Executive Officer serving as Chairman of the Board, there is unified leadership and a focus on strategic development and execution, while the independent Directors help assure independent oversight of management.

Board’s Role in Risk Oversight

Risk is inherent in any business, and the Company’s management is responsible for the day-to-day management of risks that the Company faces. The Board, on the other hand, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to evaluate the risk management process to ensure its adequacy and that it is implemented properly by management.

The Board believes that full and open communication between management and the Board is essential for effective risk management and oversight. The Board meets regularly with senior management, including the executive officers, to discuss strategy and risks facing the Company. Senior management attends the Board’s quarterly meetings, as well as certain Committee meetings, in order to address any questions or concerns raised by the Board on risk management and any other matters. Each quarter, the Board receives presentations from senior management on business operations, financial results, and strategic issues. In addition, senior management holds an annual strategic planning retreat, as well as periodic strategic planning sessions, to discuss strategies, key challenges, and risks and opportunities for the Company. Senior management then reviews the results of each strategic planning session with the Board.

The Committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls, and compliance with legal and regulatory requirements. Risk assessment reports are regularly provided by management and the Company’s internal auditors to the Audit Committee. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from the Company’s compensation policies and programs, including overseeing the Company’s compensation-related risk assessment described further below in this proxy statement and developing stock ownership guidelines for the Company’s executive officers. The Nominating Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, succession planning for Directors and executive officers, and corporate governance, including the annual monitoring of corporate governance issues, developing Director self-evaluations, and reviewing potential conflicts of interest. All of these Committees report back to the full Board at Board meetings as to the Committees’ activities and matters discussed and reviewed at the Committees’ meetings. In addition, the Board is encouraged to participate in internal and external Director education courses to keep apprised of current issues, including areas of risk.

Communications with the Board

Shareholders and other interested parties who wish to communicate with members of the Board as a group, with non-employee Directors as a group, or with individual Directors, may do so by writing to Board Members c/o Corporate Secretary, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667. The Directors have requested that the Corporate Secretary act as their agent in processing any communications received. All communications that relate to matters that are within the scope of responsibilities of the Board and its Committees will be forwarded to the appropriate Directors. Communications relating to matters within the responsibility of one of the Committees will be forwarded to the Chair of the appropriate Committee. Communications relating to ordinary business matters are not within the scope of the Board’s responsibility and will be forwarded to the appropriate executive officer at the Company. Solicitations, advertising materials, and frivolous or inappropriate communications will not be forwarded.

Policy on Ethics and Conduct

Ethics is one of the Company’s Basic Beliefs and is fundamental to the Company’s business. The Company emphasizes that ethical conduct is vital to ensure successful, sustained business relationships.

The Company’s Policy on Ethics and Conduct applies to all employees and Directors of the Company, its subsidiaries, and its affiliates. The policy details specifics concerning the manner in which employees and Directors are expected to conduct themselves and imposes on each person the responsibility for making ethical choices.

Any changes to this policy and any waivers of this policy for or on behalf of any Director, executive officer, or senior financial officer of the Company must be approved by the Board, or by a Committee of the Board, to which authority to issue such waivers has been delegated by the Board. Any such waivers will be promptly disclosed to the public, as required by applicable law, and will be disclosed on the Company’s website at www.smuckers.com. Waivers of this policy for any other employee may be made only by an authorized officer of the Company.

The Policy on Ethics and Conduct is posted on the Company’s website at www.smuckers.com and a copy will be provided free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667.

The Board has established means for employees to report violations of the policy to their manager or supervisor or to the General Counsel. Reports to the General Counsel may be made in writing, by telephone, in person, or may be submitted anonymously through the Company’s toll-free telephone hotline.

BOARD AND COMMITTEE MEETINGS

Board Meetings

During fiscal year 2012, there were four meetings of the Board. All Directors are required to, and did, attend at least 75% of the total number of Board and Committee meetings for which they were eligible. The Company has not adopted a formal policy requiring Directors to attend the annual meeting of shareholders. All Directors attended the 2011 annual meeting.

The Board has a Nominating Committee, a Compensation Committee, and an Audit Committee. All of the Committees are comprised entirely of independent Directors in accordance with the NYSE listing standards. Charters for each Committee are posted on the Company’s website at www.smuckers.com. A copy of each Charter will be provided free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667.

The table below shows current members of each of the Committees and the number of meetings held by each Committee in fiscal year 2012.

Name	Nominating Committee	Compensation Committee	Audit Committee
R. Douglas Cowan			✓
Kathryn W. Dindo		✓	Chair
Paul J. Dolan		✓
Nancy Lopez Knight	✓
Elizabeth Valk Long		Chair	✓
Gary A. Oatey	Chair
Alex Shumate	✓
William H. Steinbrink	✓
Number of Meetings	3	5	8

Director Compensation

Directors who are employees of the Company receive no compensation for their services as Directors. The Company uses a combination of cash and stock-based compensation to attract and retain non-employee Directors who serve on the Board. At its January 2012 meeting, the Compensation Committee and the Board approved an increase in the compensation to be paid to the Company’s non-employee Directors. This increase in compensation paid to non-employee Directors became effective May 1, 2012, and was based on a review of Director compensation conducted by the Compensation Committee’s outside compensation consultant, Frederic W. Cook & Co., Inc., the results of which were presented to the Compensation Committee at its January 2012 meeting. A review of Director compensation is performed on an annual basis in order to remain aware of current trends in Director compensation.

For fiscal year 2013, non-employee Directors will be eligible to receive the following compensation:

Type of Compensation	Amount
Annual Retainer	$75,000	Per year
Additional Annual Retainer for Committee Chair (except Audit Committee Chair)	$12,500	Per year
Additional Annual Retainer for Audit Committee Chair	$15,000	Per year
Attendance Fee for Board Meetings	$0	Per meeting
Attendance Fee for Committee Meetings	$1,500	Per meeting
Annual Grant of Deferred Stock Units	$105,000	In deferred stock units granted annually in October

The annual grant of deferred stock units having a value of $105,000 will be issued out of The J. M. Smucker Company 2010 Equity and Incentive Compensation Plan (the “2010 Plan”), which was approved by the shareholders at the Company’s 2010 annual meeting. The deferred stock units vest immediately upon grant and are entitled to dividends in an amount paid to all shareholders. These dividends are reinvested in additional deferred stock units.

During fiscal year 2013, non-employee Directors may elect to receive a portion of their annual retainer and meeting fees in the form of deferred stock units. Such amounts will be deferred under the Nonemployee Director Deferred Compensation Plan, which was adopted by the Board effective January 1, 2007 (the “Nonemployee Director Deferred Compensation Plan”). All deferred stock units, together with dividends credited on those deferred stock units, will be paid out in the form of common shares upon termination of service as a non-employee Director.

For fiscal year 2012, non-employee Directors were eligible to receive the following compensation:

Type of Compensation	Amount
Annual Retainer	$60,000	Per year
Additional Annual Retainer for Committee Chair (except Audit Committee Chair)	$10,000	Per year
Additional Annual Retainer for Audit Committee Chair	$15,000	Per year
Attendance Fee for Board Meetings	$1,500	Per meeting
Attendance Fee for Committee Meetings	$1,500	Per meeting
Annual Grant of Deferred Stock Units	$105,000	In deferred stock units granted annually in October

The annual grant of deferred stock units having a value of $105,000 was issued out of the 2010 Plan. The deferred stock units vested immediately upon grant and are entitled to dividends in an amount paid to all shareholders. These dividends are reinvested in additional deferred stock units.

During fiscal year 2012, non-employee Directors could have elected to receive a portion of their annual retainer and meeting fees in the form of deferred stock units. Such amounts were deferred under the Nonemployee Director Deferred Compensation Plan. All deferred stock units, together with dividends credited on those deferred stock units, will be paid out in the form of common shares upon termination of service as a non-employee Director.

The Board has established minimum amounts of stock ownership for non-employee Directors equal to no less than five times the annual cash retainer paid to each non-employee Director. The Board policy also provides that each non-employee Director should attain this ownership threshold within five years of joining the Board. At this time, all non-employee Directors have either met or, if serving for less than five years, are on pace to meet the stock ownership guidelines.

The following table reflects compensation earned by the non-employee Directors for fiscal year 2012:

2012 Director Compensation

Name (1)(2)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(3)	Option Awards ($)(4)	All Other Compensation ($)(5)(6)	Total ($)
R. Douglas Cowan	78,000	105,000	—	—	183,000
Kathryn W. Dindo	100,500	105,000	—	1,000	206,500
Paul J. Dolan	73,500	105,000	—	—	178,500
Nancy Lopez Knight	70,500	105,000	—	—	175,500
Elizabeth Valk Long	95,500	105,000	—	1,000	201,500
Gary A. Oatey	80,500	105,000	—	—	185,500
Alex Shumate	69,750	105,000	—	—	174,750
William H. Steinbrink	70,500	105,000	—	—	175,500

(1)	Vincent C. Byrd, Mark T. Smucker, Richard K. Smucker, Timothy P. Smucker, and Paul Smucker Wagstaff are not included in this table as they are employees of the Company and receive no compensation for their services as Directors. The compensation received by Vincent C. Byrd, Richard K. Smucker, Timothy P. Smucker, and Paul Smucker Wagstaff as employees of the Company is shown in the “Summary Compensation Table.” The compensation received by Mark T. Smucker as an employee of the Company is described in the “Related Party Transactions” section of this proxy statement.

(2)	As of April 30, 2012, each non-employee Director had the aggregate number of deferred stock units and stock options shown below. Deferred stock units include deferred meeting and retainer compensation and annual stock unit awards valued at a predetermined dollar amount, along with additional stock units credited as a result of the reinvestment of dividends.

Name	Deferred Stock Units	Stock Options
R. Douglas Cowan	17,743	—
Kathryn W. Dindo	26,949	5,500
Paul J. Dolan	17,893	—
Nancy Lopez Knight	10,000	—
Elizabeth Valk Long	38,335	5,500
Gary A. Oatey	23,762	5,500
Alex Shumate	4,852	—
William H. Steinbrink	34,619	—

(3)	The amounts set forth in this column reflect the aggregate grant date fair value, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”), for stock awards granted to the non-employee Directors in the fiscal year ended April 30, 2012.

(4)	No stock options were awarded in fiscal year 2012.

(5)	The amounts set forth in this column reflect charitable matching gifts under the Company’s matching gift program, which is available to all full-time employees and Directors of the Company. The Company matches gifts of up to $1,000 per calendar year to accredited colleges and universities that offer four-year degree programs.

(6)	Non-employee Directors occasionally receive perquisites provided by or paid by the Company. During fiscal year 2012, these perquisites included occasional samples of the Company’s products and tickets to Company-sponsored events. The aggregate value of all benefits provided to each non-employee Director in fiscal year 2012 was less than $10,000.

Executive Sessions and Presiding Director

In fiscal year 2012, the Board held four regularly scheduled executive sessions in which only the independent Directors were present. As provided in the Guidelines, these meetings were chaired by Kathryn W. Dindo, the Chair of the Audit Committee. In fiscal year 2013, the Chair of the Nominating Committee will chair the executive sessions. In fiscal year 2014, the Chair of the Compensation Committee will chair the executive sessions. Executive sessions of the Board are held in conjunction with regularly scheduled meetings of the Board, except that there is no executive session held on the day of the annual meeting, unless specifically requested by a Director.

Nominating and Corporate Governance Committee

The Nominating Committee has four members and met three times during fiscal year 2012. The principal functions of the Nominating Committee include:

•	developing qualifications/criteria for selecting and evaluating Director nominees and evaluating current Directors;

•	evaluating the performance of the Company’s Chairman of the Board and Chief Executive Officer;

•	considering and proposing Director nominees for election at the annual meeting;

•	selecting candidates to fill Board vacancies as they may occur;

•	making recommendations to the Board regarding the Committees’ memberships;

•	considering key management succession planning issues as presented annually by management;

•	developing and generally monitoring the Guidelines;

•

reviewing and approving, as appropriate, related party transactions consistent with the guidelines set forth in the Company’s Policy on Ethics and Conduct and the Company’s related party transaction policy;

•	making recommendations to the Board regarding Director orientation and continuing training;

•	developing procedures for shareholders to communicate with the Board;

•	administering the annual evaluation of the Board; and

•	performing other functions or duties deemed appropriate by the Board.

The Nominating Committee operates under a written charter, which is posted on the Company’s website at www.smuckers.com. A copy of the Nominating Committee charter is available free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667. The Nominating Committee believes its charter is an accurate and adequate statement of the Nominating Committee’s responsibilities, and the Nominating Committee reviews its charter on an annual basis to confirm that it continues to be an accurate and adequate statement of such responsibilities.

Executive Compensation Committee

The Compensation Committee has three members and met five times during fiscal year 2012. The principal functions of the Compensation Committee include:

•	establishing, regularly reviewing, and implementing the Company’s compensation philosophy;

•	determining the total compensation packages and performance goals of the Company’s executive officers;

•	assuring that the total compensation paid to the Company’s executive officers is fair, equitable, and competitive, based on an internal review and as compared to external market data;

•	approving and administering the terms and policies of the Company’s long-term incentive compensation programs (including the Company’s restricted stock program) for executive officers;

•	approving and administering the terms and policies of the Company’s short-term incentive compensation programs (including the cash bonus program) for executive officers;

•	reviewing and approving any new benefit programs, or changes to existing benefit programs, that are unique to the executive officers;

•	reviewing the compensation paid to non-employee Directors and, as appropriate, making recommendations to the Board;

•

with the assistance of the Company’s management and any outside consultants the Compensation Committee deems appropriate, overseeing the risk assessment of the Company’s compensation arrangements and reviewing at least annually the relationship (if any) between the Company’s risk management policies and practices and the Company’s compensation arrangements;

•

overseeing shareholder communications on executive compensation matters, including shareholder votes on executive compensation, and assessing the results of shareholder advisory votes on executive compensation;

•	developing stock ownership guidelines for the Company’s Directors and executive officers; and

•	performing other functions or duties deemed appropriate by the Board.

The Compensation Committee operates under a written charter, which is posted on the Company’s website at www.smuckers.com. A copy of the Compensation Committee charter is available free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667. The Compensation Committee believes its charter is an accurate and adequate statement of the Compensation Committee’s responsibilities, and the Compensation Committee reviews its charter on an annual basis to confirm that it continues to be an accurate and adequate statement of such responsibilities. More information about the Compensation Committee and related topics is provided in the “Compensation Discussion and Analysis” section of this proxy statement.

Audit Committee

The Audit Committee has three members and met eight times during fiscal year 2012, including three telephonic meetings to review the Company’s quarterly filings with the SEC on Form 10-Q. The principal functions of the Audit Committee include:

•	determining annually that at least one of its members meets the definition of “audit committee financial expert;”

•	reviewing annually the financial literacy of each of its members, as required by the NYSE;

•	reviewing with the Independent Auditors of the Company the scope and thoroughness of the Independent Auditors’ examination and considering recommendations of the Independent Auditors;

•	appointing the Independent Auditors and pre-approving all services and related fees for the year;

•

reviewing the sufficiency and effectiveness of the Company’s system of internal controls, including compliance with Section 404 of the Sarbanes-Oxley Act of 2002, with the Company’s financial officers, the Independent Auditors, and, to the extent the Audit Committee deems necessary, legal counsel;

•	reviewing and discussing the Company’s earnings press releases and quarterly and annual filings with the SEC on Form 10-Q and Form 10-K, respectively;

•	reviewing and monitoring, with the Company’s senior management, the Company’s major financial risk exposures;

•	reviewing and approving the charter for the Company’s internal audit function, the annual internal audit plan, and summaries of recommendations; and

•	performing other functions or duties deemed appropriate by the Board.

In addition, as part of her responsibilities, the Chair of the Audit Committee met quarterly by telephone with the Company’s management and Independent Auditors to review earnings release information. To the extent available, other members of the Audit Committee also attended such meetings to review earnings release information.

In addition, the Audit Committee reviewed the financial literacy of each of its members, as required by the listing standards of the NYSE, and determined that each of its members meets the criteria established by the NYSE. The Audit Committee also reviewed the definition of an “audit committee financial expert” as set forth in Regulation S-K and determined that two of its members, Kathryn W. Dindo and R. Douglas Cowan, satisfy the criteria for an audit committee financial expert. The Board adopted a resolution at its April 2012 meeting designating each of Ms. Dindo and Mr. Cowan as an “audit committee financial expert,” within the meaning of Regulation S-K.

The Audit Committee operates under a written charter, which is posted on the Company’s website at www.smuckers.com. A copy of the Audit Committee charter is available free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667. The Audit Committee believes its charter is an accurate and adequate statement of the Audit Committee’s responsibilities, and the Audit Committee reviews its charter on an annual basis to confirm that it continues to be an accurate and adequate statement of such responsibilities. A more detailed report of the Audit Committee is set forth below under the “Report of the Audit Committee” section of this proxy statement.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is composed of three independent Directors, each of whom satisfies the independence requirement of Rule 10A-3 under the Securities Exchange Act of 1934, as amended. The Audit Committee serves as the primary communication link between the Board as the representative of the shareholders, the Company’s Independent Auditors, Ernst & Young LLP, and the Company’s internal auditors. The Company’s management has the primary responsibility for financial statements and the reporting process, including the systems of internal control.

In fulfilling its responsibilities during the fiscal year, the Audit Committee reviewed with management the financial statements and related financial statement disclosures included in the Company’s Quarterly Reports on Form 10-Q and the audited financial statements and related financial statement disclosures included in its Annual Report on Form 10-K for the fiscal year ended April 30, 2012. Also, the Audit Committee reviewed with the Independent Auditors their judgments as to both the quality and the acceptability of the Company’s accounting policies. The Audit Committee’s review with the Independent Auditors included a discussion of other matters required under Auditing Standards promulgated by the Public Company Accounting Oversight Board, including Interim Auditing Standards defined under Public Company Accounting Oversight Board Rule 3200T, Interim Auditing Standards, which include matters required by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

The Audit Committee received the written disclosures from the Independent Auditors required by the Public Company Accounting Oversight Board Rule 3526 and has discussed those disclosures with the Independent Auditors. The Audit Committee also has considered the compatibility of non-audit services with the Independent Auditors’ independence.

The Audit Committee discussed with the Company’s internal auditors and Independent Auditors the overall scope and plans for their respective audits and reviewed the Company’s plans for compliance with management certification requirements pursuant to Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee met with the internal auditors and Independent Auditors to discuss the results of the auditors’ examinations, their evaluation of the Company’s internal controls, including a review of the disclosure control process, as well as the overall quality of the Company’s financial reporting. The Audit Committee, or the Audit Committee Chair, also pre-approved services provided by the Independent Auditors during fiscal year 2012.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2012. The Audit Committee authorized the appointment of Ernst & Young LLP as the Company’s Independent Auditors for the fiscal year 2013.

AUDIT COMMITTEE

Kathryn W. Dindo, Chair

R. Douglas Cowan

Elizabeth Valk Long

SERVICE FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table summarizes the aggregate fees, including out of pocket expenses, paid to the Independent Auditors for the years ended April 30, 2012 and 2011:

Type of Fees	2012	2011
Audit Fees(1)	$2,289,000	$2,010,000
Audit-Related Fees(2)	$470,000	$555,000
Tax Fees(3)	$2,384,000	$1,376,000
All Other Fees	$—	$—

Total Fees	$5,143,000	$3,941,000

(1)	Audit fees primarily relate to (i) the audit of the Company’s consolidated financial statements as of and for the years ended April 30, 2012 and 2011, including statutory audits of certain international subsidiaries; (ii) the assessment of internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002; and (iii) the reviews of the Company’s unaudited condensed consolidated interim financial statements as of July 31, October 31, and January 31 for fiscal years 2012 and 2011.

(2)	Audit-related fees are for (i) audits of certain employee benefit plans; (ii) financial reporting advisory services; (iii) acquisition related due diligence; (iv) the Company’s subscription to on-line research services; and (v) other attest services.

(3)	Tax fees are primarily for tax work in connection with tax compliance, preparation, and planning services.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee charter, as well as the policies and procedures adopted by the Audit Committee, require that all audit and permitted non-audit services provided by the Independent Auditors be pre-approved by the Audit Committee. These services may include audit services, audit-related services, tax services and, in limited circumstances, other services. The Audit Committee’s pre-approval identifies the particular type of service and is subject to a specific engagement authorization.

Should it be necessary to engage the Independent Auditors for additional, permitted services between scheduled Audit Committee meetings, the Audit Committee Chair has been delegated the authority to approve up to $200,000 for additional services for a specific engagement. The Audit Committee Chair then reports such pre-approval at the next meeting of the Audit Committee. The approval policies and procedures of the Audit Committee do not include delegation of the Audit Committee’s responsibility to the Company’s management.

All of the services described above were approved by the Audit Committee, or the Audit Committee Chair, before the Independent Auditors were engaged to render the services or otherwise in accordance with the approval process adopted by the Audit Committee.

COMMUNICATIONS WITH THE AUDIT COMMITTEE

The Company’s Policy on Ethics and Conduct has established procedures for confidential, anonymous complaints by employees and from third parties received by the Company regarding accounting, internal accounting controls, or auditing matters. The Policy on Ethics and Conduct is posted on the Company’s website at www.smuckers.com and is available free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

(Proposal 2 on the proxy card)

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent external audit firm retained to audit the Company’s financial statements. The Audit Committee has appointed Ernst & Young LLP as the Company’s independent external auditor for the fiscal year ending April 30, 2013. Ernst & Young LLP has served as the Company’s independent external auditor continuously since fiscal 1955. The Audit Committee is responsible for the audit fee negotiations associated with the retention of Ernst & Young LLP. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent external audit firm. Further, in conjunction with the mandated rotation of the auditing firm’s lead engagement partner, the Audit Committee and its chairperson are directly involved in the selection of Ernst & Young LLP’s new lead engagement partner. The members of the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as the Company’s independent external auditor is in the best interests of the Company’s shareholders. The Audit Committee has requested that the shareholders ratify this decision.

A representative of Ernst & Young LLP will be present at the annual meeting with an opportunity to make a statement, if so desired, and to respond to appropriate questions with respect to that firm’s examination of the Company’s financial statements for the fiscal year ended April 30, 2012.

Although shareholder ratification is not required under the laws of the State of Ohio, the Company is submitting the appointment of Ernst & Young LLP to the shareholders for ratification at the annual meeting as a matter of good corporate practice and in order to provide a means by which shareholders may communicate their opinion to the Audit Committee. If the shareholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will reconsider whether to retain Ernst & Young LLP and may retain that firm or another firm without re-submitting the matter to the shareholders. Even if the shareholders ratify the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the Company’s best interests and the interests of the shareholders.

The affirmative vote of the holders of a majority of the total voting power of the Company, based upon one vote for each common share owned as of the record date, is necessary to ratify the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm and, therefore, abstentions, broker non-votes, and shares not in attendance and not voted at the annual meeting will have the same effect as votes against this proposal. Unless otherwise directed, common shares represented by proxy will be voted “FOR” the approval of this proposal.

The Board unanimously recommends a vote FOR ratification of the appointment of Ernst & Young LLP as the Company’s

Independent Registered Public Accounting Firm.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

(Proposal 3 on the proxy card)

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires that the Company provide its shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of the Company’s Chief Executive Officer, Chief Financial Officer and the three other most highly compensated executive officers (collectively, the “Named Executive Officers”) as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.

As described in detail under the heading “Compensation Discussion and Analysis,” the Company seeks to closely align the interests of the Named Executive Officers with the interests of its shareholders. The Company’s compensation programs are designed to reward the Named Executive Officers for the achievement of short-term and long-term strategic and operational goals and the achievement of positive total shareholder return, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. Some of the Company’s key compensation practices and recent modifications include:

•

Performance-Based Pay.    The Company abides by a strong pay for performance philosophy. For fiscal year 2012, 47% to 77% of the principal compensation components for the Company’s executive officers were variable and tied to financial performance.

•

No Employment Agreements.    The Company does not have employment agreements, severance agreements, or change of control agreements with any of the Company’s executive officers (except that the award agreements executed by all participants receiving long-term incentive awards provide for accelerated vesting upon a change of control).

•	No Tax Gross-Ups Policy. The Board adopted a Payment of Tax Gross-Ups Policy that provides that the Company will not provide tax gross-up payments to its executive officers.

•

Significant Stock Ownership.    The Company has a minimum stock ownership requirement for all of its executive officers. All of the Named Executive Officers significantly exceed such minimum stock ownership requirement.

•

Clawback Policy.    The Board adopted a Clawback of Incentive Compensation Policy that allows the Company to recoup incentive-based compensation from its current or former executive officers under certain circumstances.

•	Freezing of Supplemental Executive Retirement Plan. In May 2012, The J. M. Smucker Company Defined Contribution Supplemental Executive Retirement Plan (the “New SERP”) was frozen to new participants.

•

Compensation Risk Assessment.    The Company annually conducts a review of its compensation practices and policies and has concluded that its compensation policies and practices do not encourage excessive or unnecessary risk-taking and are not reasonably likely to have a material adverse effect on the Company.

•

Independent Compensation Committee.    Each member of the Compensation Committee is independent as defined in the corporate governance listing standards of the NYSE and the Company’s director independence standards.

•

Outside Compensation Consultant.    The Compensation Committee utilizes the services of an independent outside compensation consultant, which performs services solely in support of the Compensation Committee.

•	Hedging Policy. The Company has a “no hedging” policy prohibiting directors, executive officers, and employees from engaging in hedging transactions in the Company’s common shares.

•	Use of Tally Sheets. When approving changes in compensation for the Named Executive Officers, the Compensation Committee reviews a tally sheet for each Named Executive Officer.

•

Four-Year Retention Period Despite Attaining Age and Service Requirements.    Beginning with grants made in June 2013, upon participants reaching the age of 60 with 10 years of service (or the age of 57.5 with 20 years of service for Folgers coffee participants), all Restricted Stock Awards (as defined below) will vest immediately, with 50% of such Restricted Stock Awards available for settlement of taxes due and the remainder subject to a four-year retention period.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of the Named Executive Officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. The vote is advisory, which means that the vote is not binding on the Company, the Board, or the Compensation Committee. To the extent there is any significant vote against the Named Executive Officers’ compensation as disclosed in this proxy statement, the Board and the Compensation Committee will evaluate what actions, if any, may be necessary to address the concerns of shareholders.

The affirmative vote of the holders of a majority of the total voting power of the Company, based upon one vote for each common share owned as of the record date, is necessary to approve, on an advisory basis, the Company’s executive compensation and, therefore, abstentions, broker non-votes, and shares not in attendance and not voted at the annual meeting will have the same effect as votes against this proposal. Unless otherwise directed, common shares represented by proxy will be voted “FOR” the approval of this proposal. Under the Articles, shareholders are entitled to cast ten votes per share on any matter relating to any stock option plan, stock purchase plan, executive compensation plan, executive benefit plan, or other similar plan, arrangement, or agreement. Because the vote on this proposal is a non-binding, advisory vote, the Company has determined that such ten-votes-per-share provisions will not apply to this proposal.

Accordingly, the Company asks the shareholders to vote on the following resolution at the Company’s annual meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in the Company’s proxy statement for the 2012 annual meeting of shareholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the 2012 Summary Compensation Table, and the other related tables and disclosures.”

The Board unanimously recommends a vote FOR the approval of the compensation of the Company’s Named Executive Officers, as disclosed in this proxy statement.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Compensation Committee regularly reviews the Company’s compensation philosophy and objectives. The Compensation Committee is also responsible for reviewing and approving compensation for the Company’s executive officers on an annual basis. A description of the Compensation Committee’s responsibilities is set forth in detail in its charter, which is posted on the Company’s website at www.smuckers.com.

Set forth below is a detailed discussion of the Company’s compensation program for its executive officers organized as follows:

I.	Executive Summary	Page — 33
II.	Compensation Consultant	Page — 36
III.	Components of the Company’s Compensation Program for Executive Officers	Page — 37
IV.	Determination of Compensation for Executive Officers	Page — 38
V.	What the Company’s Short-Term Incentive Compensation Program is Designed to Reward and How it Works	Page — 40
VI.	What the Company’s Long-Term Incentive Compensation Program (Performance-Based Restricted Stock) is Designed to Reward and How it Works	Page — 42
VII.	Health Benefits	Page — 44
VIII.	Pension and Retirement Plans, the Non-qualified Supplemental Retirement Plan, and the Voluntary Deferred Compensation Plan	Page — 44
IX.	Other Benefits Executive Officers Receive	Page — 46
X.	Description of Agreements with Executive Officers	Page — 46
XI.	Tax and Accounting Considerations	Page — 47
XII.	Compensation-Related Risk Assessment	Page — 47

I.    Executive Summary

The Company manages its business with the long-term objective of providing value to all of its constituents, namely, consumers, customers, employees, suppliers, communities in which the Company has a presence, and shareholders. The Company’s compensation programs are designed to support this overall objective. The Company’s compensation philosophy is that compensation for all employees, including its executive officers, should be:

•	performance-based;

•	fair and equitable when viewed both internally and externally; and

•	competitive in order to attract and retain the best qualified individuals.

The Company has designed its compensation programs to reflect each of these characteristics. The performance-based incentives (comprised of corporate performance, and in some cases, individual performance and strategic business area performance) seek to reward both short-term and long-term results and to align the interests of the Company’s executive officers and other participants with the interests of the Company’s shareholders. The Company’s executive officers receive a compensation package which primarily consists of an annual base salary, short-term incentive awards, and long-term incentive awards.

The Compensation Committee sets the short-term and long-term incentive award performance targets for participants, including executive officers, in June of each year for the fiscal year commencing the prior May 1st. The Company believes that the performance targets established by the Compensation Committee, based primarily on earnings per share and, in some cases, strategic business area performance, require participants, including executive officers, to perform at a high level. During the ten-year period from 2003 through 2012, the

Company’s annual compounded non-GAAP earnings per share growth rate was approximately 13%. In addition, the Company increased its dividend rate payable to shareholders every year during this period.

Fiscal Year 2012 Financial Performance

The Company had strong financial results in fiscal year 2012, as more specifically described under the heading “Management’s Discussion and Analysis” in the Company’s Annual Report on Form 10-K. The Company’s results demonstrate that when its employees focus on a shared purpose and clear strategy, solid financial performance follows. The chart below summarizes the key Company financial results for fiscal year 2012 compared to fiscal year 2011.

	Fiscal 2012	Fiscal 2011	Change (%)
Net Sales (in millions)	$5,525.8	$4,825.7	15%
Non-GAAP Earnings per Share	$4.73	$4.69	1%
Fiscal Year End Stock Price	$79.63	$75.07	6%

The Company’s fiscal year 2012 performance was one of the key factors in the compensation decisions for the fiscal year, as more specifically discussed below.

Fiscal Year 2012 Executive Officers’ Compensation

•

Annual Base Salary.    Salary ranges are determined in the same manner for each salaried employee of the Company, including each executive officer. The actual base salary paid to each executive officer is designed to fall within the range established by the Company and to also reflect the experience of the executive officer and the scope of his or her responsibility.

•

Short-Term Incentive Awards.    The Company’s short-term incentive compensation program is performance-based and is designed to reward key managers, including executive officers, for their contributions to the Company based on clear, measurable criteria. The Compensation Committee evaluates the following criteria and information in approving the short-term incentive awards for executive officers: (i) the Company’s performance in relation to its non-GAAP earnings per share goal for the fiscal year; and, in some cases, (ii) personal performance of the executive officer based on achievement of corporate performance goals, and adjusted, either up or down, in extraordinary circumstances; and (iii) if an executive officer has responsibilities that align with a strategic business area, a percentage of this award is tied to that strategic business area’s performance in relation to its annual segment profit goal. The Compensation Committee reviews attainment of relevant profit goals for these areas each year. Short-term incentive awards range from 0% of the target award amount if the Company fails to achieve at least 80% of its non-GAAP earnings per share goal, to a maximum of 200% of the target award amount if the Company achieves or exceeds 110% of its earnings goal. Executive officers’ target short-term incentive awards range from 40% to 100% of base salary depending on the responsibilities and experience of the executive officer. Specifically, with respect to fiscal year 2012, the Compensation Committee approved the target corporate non-GAAP earnings per share goal of $5.00, and the Company achieved non-GAAP earnings per share of $4.73, representing 95% of the target amount. As a result of falling below the earnings target but above the threshold, the corporate performance portion of the short-term incentive award was paid at 75% of the target award for all participants.

•

Long-Term Incentive Awards.    The Company’s long-term, performance-based compensation is stock-based and is designed to align the interests of management with the interests of the Company’s shareholders. Actual long-term incentive awards are based on the Company’s non-GAAP earnings per share performance as established by the Compensation Committee the previous June (on the same earnings per share basis as short-term incentive awards are determined) and range from 0% of the restricted shares target award amount if the Company fails to achieve 80% of its earnings goal, to a maximum of 150% of the restricted shares target award amount if the Company achieves or exceeds 120% of its earnings goal. Executive officers’ long-term incentive award targets range from 70% to 300% of base salary depending on the responsibilities and experience of the executive officer. Specifically, with respect to fiscal year 2012, the Company achieved 95% of its non-GAAP earnings per share performance level, resulting in long-term incentive awards of 87.5% of the target.

Significant Compensation Practices and Recent Modifications

The Company’s compensation programs, practices, and policies are reviewed and reevaluated on an ongoing basis. The Company modifies its compensation programs to address evolving best practices and changing regulatory requirements. Listed below are some of the Company’s more significant practices and recent modifications.

•

Performance-Based Pay.    As discussed above, the Company abides by a strong pay for performance philosophy. For fiscal year 2012, 47% to 77% of the principal compensation components for the Company’s executive officers were variable and tied to financial performance.

•

No Employment Agreements; Termination of Consulting Agreements.    In April 2011, the Company and each of the Chairman of the Board and the Chief Executive Officer entered into amendments terminating substantially all of the provisions of their Amended and Restated Consulting and Noncompete Agreements, dated December 31, 2010 (the “Consulting Agreements”), as discussed in more detail under the heading “Compensation Discussion and Analysis — Description of Agreements with Executive Officers.” Accordingly, the Company does not have employment agreements, severance agreements, or change of control agreements with any of the Company’s executive officers, except that the award agreements executed by all participants receiving long-term incentive awards provide for accelerated vesting upon a change of control.

•	No Tax Gross-Ups Policy. In April 2012, the Board adopted a Payment of Tax Gross-Ups Policy that provides that the Company will not provide tax gross-up payments to its executive officers.

•

Significant Stock Ownership.    All of the Named Executive Officers significantly exceed the minimum stock ownership guidelines, thereby strongly aligning each Named Executive Officer’s long-term interests with the Company’s shareholders. The minimum stock ownership requirement for the Company’s Chairman of the Board and Chief Executive Officer is a multiple of six times their annual base salaries. The Company’s other executive officers must own stock with a value of at least two times their annual base salaries.

•

Clawback Policy.    In April 2012, the Board adopted a Clawback of Incentive Compensation Policy that allows the Company to recoup incentive-based compensation from its current or former executive officers under certain circumstances. Pursuant to the policy, the Company may demand repayment of any incentive-based compensation paid or granted to an executive officer in the event of a required accounting restatement of a financial statement of the Company (whether or not based on misconduct) due to material noncompliance of the Company with any financial reporting requirement under the U.S. federal securities laws.

•

Freezing of Supplemental Executive Retirement Plan.    In May 2012, the New SERP was frozen to new participants. Any executive officers elected after such date (including the recently-elected executive officers) will not be eligible to participate in the New SERP but will be eligible to participate in The J. M. Smucker Company Restoration Plan, as discussed in more detail under the heading “Compensation Discussion and Analysis — Pension and Retirement Plans, the Non-qualified Supplemental Retirement Plan, and the Voluntary Deferred Compensation Plan.”

•

Compensation Risk Assessment.    The Company conducted a compensation risk assessment and concluded that the Company’s compensation policies and practices do not encourage excessive or unnecessary risk-taking and are not reasonably likely to have a material adverse effect on the Company.

•

Independent Compensation Committee.    Each member of the Compensation Committee is independent as defined in the corporate governance listing standards of the NYSE and the Company’s director independence standards.

•

Outside Compensation Consultant.    The Compensation Committee utilizes the services of Frederic W. Cook & Co., Inc., an independent outside compensation consultant, which performs services solely in support of the Compensation Committee.

•	Hedging Policy. The Company has a “no hedging” policy prohibiting directors, executive officers, and employees from engaging in hedging transactions in the Company’s common shares.

•	Use of Tally Sheets. When approving compensation for the Named Executive Officers, the Compensation Committee reviews a tally sheet for each Named Executive Officer.

•

Four-Year Retention Period Despite Attaining Age and Service Requirements.    Beginning with grants made in June 2013, upon participants reaching the age of 60 with 10 years of service (or the age of 57.5 with 20 years of service for Folgers coffee participants), all Restricted Stock Awards will vest immediately, with 50% of such Restricted Stock Awards available for settlement of taxes due and the remainder subject to a four-year retention period.

2011 Say-on-Pay Advisory Vote Outcome

At the Company’s 2011 annual meeting, the Company’s executive compensation program received approval from shareholders holding approximately 76% of the total voting power of the Company (i.e., approximately 97% of votes cast). The Company believes that this result demonstrates the shareholders’ endorsement of the Compensation Committee’s executive compensation decisions and policies. Such shareholder vote was one of many factors contributing to the Compensation Committee’s decision to refrain from making significant changes to the Company’s compensation mix, peer group, target levels, performance metrics, or other compensation policies. However, even in light of such shareholder endorsement, the Compensation Committee still adopted policies on clawback of incentive compensation and tax gross-up payments, froze the New SERP, and approved a four-year retention period on 50% of Restricted Stock Awards for participants meeting certain age and service requirements, as referenced above. The Compensation Committee will continue to consider results from future shareholder advisory votes, which will be held annually until the next shareholder advisory vote on the frequency of future votes on executive compensation, in its ongoing evaluation of the Company’s executive compensation programs and practices.

II.    Compensation Consultant

Pursuant to the Compensation Committee charter, the Compensation Committee has the sole authority to engage compensation consultants to assist in the evaluation of non-employee Director and executive officer compensation and the sole authority to set the fees and other retention terms of such compensation consultants. Such consultants report directly to the Compensation Committee and do not perform any services directly on behalf of the Company’s management.

The Compensation Committee has retained Frederic W. Cook & Co., Inc. (“FWC”) as an outside consultant to assist, as requested, in the fulfillment of various aspects of its charter. FWC reports directly to the Compensation Committee and participates in executive sessions with the Compensation Committee, without members of the Company’s management present. The Chairman of the Board, the Chief Executive Officer, the Senior Vice President and Chief Administrative Officer, and the Vice President, General Counsel and Corporate Secretary also attend the non-executive session portions of the Compensation Committee meetings.

In accordance with its corporate governance model, the Compensation Committee makes all decisions concerning compensation and benefits for the Company’s executive officers, and the Compensation Committee relies on FWC for advice, data, and market information regarding executive compensation. During fiscal year 2012, FWC attended all Compensation Committee meetings, either in person or by telephone, and assisted the Compensation Committee with:

•	providing updates on relevant trends and developments in executive compensation;

•	assessing the Company’s peer group and the competitiveness of pay levels and practices;

•	evaluating programs and recommendations put forth by management against the Compensation Committee’s stated rewards objectives;

•	reviewing the compensation of non-employee Directors;

•	reviewing information to be included in the compensation sections of the Company’s proxy statement; and

•	reviewing the Company’s risk assessment of all of the Company’s compensation plans.

The Compensation Committee authorized FWC staff members working on the Compensation Committee’s behalf to interact with Company management, as needed, to obtain or confirm information for presentation to the Compensation Committee. FWC is not performing any additional services for the Company.

III.    Components of the Company’s Compensation Program for Executive Officers

The Company’s executive officers receive a compensation package which consists of the following components:

Cash Components

•	annual base salary;

•	annual holiday bonus equal to 2% of annual base salary, which is provided to all salaried and hourly non-represented employees of the Company;

•

the Company’s short-term incentive compensation program, in the form of a potential annual cash award (“Cash Incentive Award”), provides participants the opportunity, subject to meeting specified goals, to earn an annual cash bonus; and

•	in extraordinary circumstances, employees of the Company, including executive officers, may be granted a discretionary cash bonus.

Equity Component

•

the Company’s long-term incentive compensation program, in the form of a potential annual grant of restricted shares, restricted stock units, or performance units (“Restricted Stock Award”), provides participants the opportunity, subject to meeting specified goals, to earn a grant of shares of Company stock, which generally vests at the end of a four-year period from the date of grant.

Health and Retirement Benefits

•	participation in health and welfare plans upon substantially the same terms as available to most other salaried employees of the Company;

•

participation in retirement plans (such as a 401(k) plan, defined benefit pension plan, and employee stock ownership plan) upon substantially the same terms as available to most other salaried employees of the Company;

•	participation in one of two supplemental executive retirement plans, both of which have been closed to new participants; and

•	periodic physical examinations upon the same terms as available to other senior managers of the Company.

Other Benefits

•	the right to defer part of their salary or cash bonus under a non-qualified, voluntary, deferred compensation plan; and

•

selected perquisites for certain executive officers such as use of the Company’s aircraft (primarily by the Chairman of the Board and the Chief Executive Officer), financial and tax planning assistance, tickets to entertainment events, and select reimbursement for club dues and expenses.

IV.    Determination of Compensation for Executive Officers

The Company believes the compensation paid to executive officers must be competitive enough to attract and retain qualified individuals and must be fair and equitable. The Company also believes that there are certain non-financial, intangible elements of the overall compensation program which provide a positive work environment and provide value for the Company’s employees.

Compensation Benchmarking

In an effort to provide competitive, fair, and equitable compensation, target compensation opportunities for the executive officers are benchmarked every other year. In establishing target compensation opportunities for the Company’s executive officers for fiscal years 2012 and 2013, the Compensation Committee used market data for hundreds of companies that participated in two major executive compensation surveys. The two survey databases used included the Towers Watson 2010 U.S. CDB General Industry Executive Database (the “Towers Survey”) and the Hewitt U.S. Total Compensation Measurement 2010 Executive Survey (the “Hewitt Survey” and, together with the Towers Survey, the “Compensation Study”). The information for all companies reporting data for a specific job from the Towers Survey and the Hewitt Survey was used when the Compensation Committee reviewed compensation. This data was then size-adjusted using regression analysis to reflect the Company’s revenue and, where appropriate, the size of a specific business area. For the Named Executive Officers, the Compensation Committee also considered publicly available proxy data for the following peer group:

Campbell Soup Company	The Hershey Company
Church & Dwight Co., Inc.	H.J. Heinz Company
The Clorox Company	Hormel Foods Corporation
ConAgra Foods, Inc.	Kellogg Company
Corn Products International, Inc.	McCormick & Company, Incorporated
Dean Foods Company	Mead Johnson Nutrition Company
Dole Food Company, Inc.	Ralcorp Holdings, Inc.
Dr Pepper Snapple Group, Inc.	Sara Lee Corporation
Flowers Foods, Inc.	TreeHouse Foods, Inc.
General Mills, Inc.

The peer group was selected by the Compensation Committee, with the assistance of FWC, using the following criteria:

•	U.S. companies in the same or similar line of business;

•	companies that are within a reasonable size range in revenue, operating income, assets, equity, and market capitalization;

•	companies that compete for the same customers with similar products, have comparable financial characteristics that investors view similarly, and may be subject to similar external factors; and

•	assessing each remaining company’s primary businesses and important key characteristics for relevancy and comparability.

The Compensation Committee targets all compensation relative to a range around the 50th percentile of the competitive market data for the applicable fiscal year discussed above (“Target Range”). The Company used the Target Range, plus or minus 15% of the midpoint, as a goal for assessing the pay for each salaried employee, including the Named Executive Officers, for fiscal year 2012. The Compensation Study, together with the Compensation Committee’s evaluation of the peer group, indicated that fiscal year 2012 compensation for each of the Named Executive Officers was within the Target Range and the mix of compensation was in line with the market.

When approving compensation for executive officers, the Compensation Committee also considers:

•	support of the Company’s Basic Beliefs of Quality, People, Ethics, Growth, and Independence;

•

individual performance, including financial and operating results as compared to the Company’s and strategic business area’s financial plan and to prior year results, as well as achievement of personal development objectives;

•	the Company’s overall performance, including sales and earnings results;

•	the Company’s market share gains;

•	implementation of the Company’s strategy;

•	implementation of sound management practices; and

•	the role of appropriate succession planning in key positions.

Base Salary Determination

Salary ranges are determined in the same manner for each salaried employee of the Company, including each executive officer. The actual base salary paid to each executive officer is designed to fall within the range established by the Company and to also reflect the experience of the executive officer and the scope of his or her responsibility.

Positions for all salaried employees, including the executive officers, are assigned to salary grades with corresponding salary ranges. Decisions regarding salary grades (as well as target Cash Incentive Award opportunities and Restricted Stock Award opportunities as a percentage of base salary) are generally made every two years. The Compensation Committee reviews the competitive market data discussed above and each executive officer’s specific role, responsibilities, and experience. The Compensation Committee also considers internal pay equity among the members of the executive officer group, considering such factors as experience, leadership responsibility within the executive officer group, and roles and responsibilities within the Company, including the size of the business group managed by the executive officer. Internal equity considerations result in both upward and downward changes from the market median data.

It is the normal practice that each April, the Compensation Committee requests that management submit compensation recommendations for executive officers, other than for the Chairman of the Board and the Chief Executive Officer, using all of the considerations outlined above. These recommendations generally result in salary increases for the executive officers that are, on average, aligned with the Company’s salary increase budget for other salaried employees. The Compensation Committee reviews all of the above considerations with no single factor necessarily weighted more heavily than another.

In setting and approving fiscal year 2013 compensation for the Chairman of the Board and the Chief Executive Officer, the Compensation Committee holds the Chairman of the Board and the Chief Executive Officer responsible for ensuring that each of the objectives set forth above are achieved and each is assessed in their respective roles in regard to:

•	setting the tone for corporate responsibility by adhering to the Company’s Basic Beliefs of Quality, People, Ethics, Growth, and Independence;

•

managing the business, over the long term, to serve all of the Company’s constituents, namely consumers, customers, employees, suppliers, communities in which the Company works, and the Company’s shareholders;

•	designing and implementing the Company’s long-term strategy;

•	developing appropriate succession planning for key executive officer positions; and

•	with respect to the Chief Executive Officer, delivering positive financial and operational results, including earning results, as reflected in the Company’s financial plan.

At the Compensation Committee’s April 2012 meeting, the Compensation Committee, with input from the Nominating Committee, concluded that the Chairman of the Board and the Chief Executive Officer continue to meet and exceed these performance objectives. The Compensation Committee considered these factors when determining the base salary and Cash Incentive Award target and Restricted Stock Award target for the Chairman of the Board and the Chief Executive Officer. The fiscal year 2013 salary for Timothy P. Smucker is $615,000, a 2.5% increase over his fiscal year 2012 salary. The fiscal year 2013 salary for Richard K. Smucker is $920,000, a 2.2% increase over his fiscal year 2012 salary.

V.	What the Company’s Short-Term Incentive Compensation Program is Designed to Reward and How it Works

The Company’s short-term incentive compensation program is performance-based and is designed to reward key managers, including executive officers, for their contributions to the Company based on clear, measurable criteria.

After the end of each fiscal year, the Compensation Committee reviews management’s recommendations for Cash Incentive Awards for executive officers (other than for the Chairman of the Board and the Chief Executive Officer for whom management makes no recommendation). The Compensation Committee evaluates the following criteria and information in approving Cash Incentive Awards for executive officers:

•

the Company’s performance in relation to its non-GAAP earnings per share goal for the fiscal year, which goal is also approved by the Compensation Committee in June of each year for the fiscal year commencing the prior May 1st. The non-GAAP earnings per share goal is calculated excluding the impact of restructuring and merger and integration charges, and may exclude other items as determined by the Compensation Committee. The determination of Company performance, excluding these charges, is consistent with the way management evaluates its business;

•	in some cases, personal performance of the executive officer based on achievement of performance goals, and adjusted, either up or down, in extraordinary circumstances;

•

if an executive officer has responsibilities for a specific strategic business area, a percentage of the Cash Incentive Award is tied to that strategic business area’s performance in relation to its annual profit goal and the Compensation Committee reviews attainment of relevant profit goals for those areas each year;

•	awards to each executive officer for the prior three years, as well as base salary for the fiscal year just ended and target award information for each executive officer; and

•	no awards are made unless the Company first achieves 80% of its non-GAAP earnings per share goal.

Target awards for executive officers under the short-term incentive compensation program are also approved by the Compensation Committee and represent a percentage of each executive officer’s base salary. The target award percentage for each executive officer is reviewed regularly by the Compensation Committee with input from FWC. The most recent market analysis indicated the target award percentages were generally below the median of the market. Executive officers’ target awards ranged from 40% to 100% of base salary depending on the responsibilities and experience of the executive officer. For fiscal year 2012, the most an executive officer was eligible to receive in such fiscal year was twice the target award (i.e., between 80% to 200% of base salary).

Participants in the short-term incentive compensation program receive a percentage of their target award based on the performance of the Company as shown in the following table:

Ranges	Performance Level Achieved	Percentage of Target Award Earned
Below Threshold	<80%	0%
Threshold	80%	25%
Target	100%	100%
Maximum	110%	200%

In the event performance is between the ranges set forth in the table above, the Compensation Committee determines the percentage of the award that is earned by mathematical interpolation: (i) for each increase of 1% above the threshold performance level but below 90% of the target performance level, the percentage of the target award earned increases by 2.5%; (ii) for each increase of 1% above 90% of the target performance level but below the target performance level, the percentage of the target award earned increases by 5%; and (iii) for each increase of 1% above the target performance level, the percentage of target award earned increases by 10%.

If an executive officer manages or has significant influence over a strategic business area, 50% of the target award is generally tied to the performance of the strategic business area. For all executive officers who are not Covered Participants (as defined below), a portion of the target award is tied to individual performance, which involves subjective evaluation by management of such executive officers.

For executive officers who are members of the Company’s strategy council, including the Chief Executive Officer and the Chairman of the Board (“Covered Participants”), the target award is tied solely to the corporate performance target or a combination of the strategic business area and the corporate performance targets. For Covered Participants, no individual performance assessment is used in order to comply with Section 162(m) of the Internal Revenue Code (the “Code”).

A chart illustrating this allocation is as follows:

	Weighting of Target Award		Weighting of Target Award for Covered Participants
Performance Categories	Corporate Participants	Strategic Business Area Participants	Corporate Participants	Strategic Business Area Participants
Corporate Performance	50%	25%	100%	50%
Individual Performance	50%	25%	0%	0%
Strategic Business Area Performance	0%	50%	0%	50%

Total	100%	100%	100%	100%

For fiscal year 2012, all of the executive officers included in the “Summary Compensation Table” were participants in the short-term incentive compensation program and the weighting of the target award for each Named Executive Officer is set forth in the table below:

Short-Term Incentive Compensation Program

Weighting of Target Award

For Named Executive Officers

Fiscal Year 2012

	Weighting of Target Award
Executive Officer	Corporate Performance	Strategic Business Area Performance
Timothy P. Smucker	100%	0%
Richard K. Smucker	100%	0%
Mark R. Belgya	100%	0%
Vincent C. Byrd	100%	0%
Steven Oakland	50%	50%
Paul Smucker Wagstaff	50%	50%

Set forth below is an example of the calculation of a Cash Incentive Award for a corporate participant:

Example:    An executive officer with corporate responsibilities, an annual base salary of $200,000, and a Cash Incentive Award target award of 50% of base salary, would receive the following Cash Incentive Award based on achievement of target performance for all categories as shown below:

Ranges	Performance Level Achieved	Percentage of Target Award Earned	Cash Incentive Award Earned
Below Threshold	<80%	0%	$0
Threshold	80%	25%	$25,000
Target	100%	100%	$100,000
Maximum	110%	200%	$200,000

Specifically, with respect to fiscal year 2012, the Compensation Committee approved the target corporate non-GAAP earnings per share goal of $5.00. In order to receive 100% of the target opportunity under the corporate component of the short-term incentive compensation program, the Company had to achieve non-GAAP earnings per share of $5.00, representing approximately 6.6% growth over the prior year. For fiscal year 2012, the Company achieved non-GAAP earnings per share of $4.73, representing 95% of the target amount. As a result of falling below the non-GAAP earnings per share target but above the threshold, the corporate performance portion of the awards was paid at 75% of the target award for all participants. The short-term incentive compensation program corporate performance goals for fiscal year 2012 were as shown in the following table:

Short-Term Incentive Compensation Program

Corporate Performance Goals for

Fiscal Year 2012

Ranges	Performance Level Achieved (Non-GAAP Earnings per Share)	Percentage of Cash Incentive Award Opportunity Earned
Below Threshold	below $4.00 (80% of target)	0%
Threshold	at $4.00 (80% of target)	25%
Target	$5.00 (target)	100%
Maximum	$5.50 (110% of target)	200%

The Company believes that the performance targets established by the Compensation Committee for fiscal year 2012 required participants, including executive officers, to perform at a high level in order to achieve the target performance levels. During the ten-year period from 2003 through 2012, the Company achieved performance in excess of the target level nine times (and achieved the maximum performance level three out of such nine times) and failed to achieve the target performance level once. During the same time period, the Company’s annual compounded non-GAAP earnings per share growth rate was approximately 13%. Generally, the Compensation Committee sets the minimum, target, and maximum levels such that the relative difficulty of achieving the target level is consistent from year to year.

VI.	What the Company’s Long-Term Incentive Compensation Program (Performance-Based Restricted Stock) is Designed to Reward and How it Works

The Company’s long-term, performance-based compensation is stock-based and is designed to align the interests of management with the interests of the Company’s shareholders. The goals of the Company’s long-term incentive compensation program are to:

•	encourage executive officers and key managers to focus on long-term Company performance;

•	provide an opportunity for executive officers and key managers to increase stock ownership in the Company;

•	create opportunities for participants to share in the growth of the Company over the long term; and

•	act as a retention incentive for executive officers and key managers.

Restricted Stock Awards are currently issued under the 2010 Plan. The Company grants restricted stock units (in lieu of restricted shares) to certain participants who reside outside the United States in order to comply with local laws and to provide favorable tax treatment to foreign recipients. None of the Named Executive Officers receive restricted stock units. Discussion in this “Compensation Discussion and Analysis” relating to restricted shares also applies to the limited awards of restricted stock units granted to participants residing outside the United States. The long-term incentive compensation program is generally a five-year program, with a one-year performance period followed by a four-year vesting period. In general, Restricted Stock Awards vest at the end of four years and, in certain limited circumstances, will vest immediately upon a job or position elimination or upon a change of control. Restricted Stock Awards that have not yet vested are forfeited in the event that an employee voluntarily leaves employment with the Company.

The essential features of the Restricted Stock Awards are as follows:

•

subject to Compensation Committee approval for executive officers and authorized executive officer approval for other participants, grants of Restricted Stock Awards are generally made each June when the Company meets or exceeds the threshold performance goals for the most recently ended fiscal year;

•

the number of shares in respect of the Restricted Stock Awards is based on the Company’s non-GAAP earnings per share performance as established by the Compensation Committee the previous June (on the same earnings per share basis as Cash Incentive Awards are determined);

•

target opportunities for Restricted Stock Awards (i.e., the amount of restricted shares a participant is eligible to receive) are computed based on a participant’s base salary level at the beginning of the fiscal year in which the Restricted Stock Award is made and these targets are communicated to participants at the beginning of each fiscal year;

•

Restricted Stock Awards generally vest 100% at the end of a four-year period so long as a participant remains an employee of the Company. Restricted Stock Awards made in 2012 and prior to participants who reach the age of 60 and have a minimum of 10 years of service with the Company vest immediately. Restricted Stock Awards to Folgers coffee participants who were 48 years of age or older on November 19, 2008, and who reach the age of 57.5 years and have been with the Company (including credit for years of service with The Procter & Gamble Company) for a total of 20 years will vest immediately. The Company also has pro-rata vesting, in specific, limited circumstances such as job elimination or sale of a business. Beginning with grants made in June 2013, upon participants reaching the age of 60 with 10 years of service (or the age of 57.5 with 20 years of service for Folgers coffee participants), all Restricted Stock Awards will vest immediately, with 50% of such Restricted Stock Awards available for settlement of taxes due and the remainder subject to a four-year retention period;

•	unvested Restricted Stock Awards are forfeited upon an employee’s voluntary departure from the Company; and

•

actual Restricted Stock Awards range from 0% of the restricted shares target award amount, if the Company fails to achieve 80% of its non-GAAP earnings per share goal, to a maximum of 150% of the restricted shares target award amount if the Company achieves or exceeds 120% of its goal as shown in the table below. In the event performance is between the ranges set forth below, the Compensation Committee determines the percentage of the Restricted Stock Award that is earned by mathematical linear interpolation: for each increase of 1% above the threshold performance level but below the target performance level and for each increase of 1% above the target performance level, the percentage of target award increases by 2.5%.

Ranges	Achievement of Target Performance	Percentage of Target Award Earned
Below Threshold	<80%	0%
Threshold	80%	50%
Target	100%	100%
Maximum	120%	150%

Restricted Stock Awards are reviewed and approved by the Compensation Committee for executive officers, and by authorized executive officers for other participants, in June based on the previous fiscal year’s performance. In order to receive a Restricted Stock Award, participants must be employed by the Company at the time of the grant. For all executive officers, except the Covered Participants, the Company determines the percentage of target and corresponding dollar value of the Restricted Stock Awards that have been earned and such determination is approved by the Compensation Committee. The stock price used to determine the number of shares to be awarded is based on the average of the closing stock prices for the final five trading days during the completed fiscal year and the first five trading days of the new fiscal year and is rounded to the nearest five shares. The base salary used is that in effect as of the beginning of the new fiscal year.

In order to qualify the Restricted Stock Awards made to certain executive officers who are Covered Participants as performance-based awards under Section 162(m) of the Code, the Company initially grants performance units to these Covered Participants in June of each year, which are then paid in the form of restricted shares (like the other executive officers) at the end of the fiscal year in which they were granted, assuming the applicable performance standards relating to earnings per share were met. Management makes no recommendation regarding long-term incentive awards for the Chairman of the Board or the Chief Executive Officer, but the Compensation Committee, after considering input from FWC regarding the external market and other factors, makes grants to the Chairman of the Board and the Chief Executive Officer based on the same performance standards as used for the other participants.

Following the end of fiscal year 2012, the Compensation Committee determined the number of performance units that were earned by the Covered Participants. Specifically, with respect to fiscal year 2012, the Company achieved 95% of its non-GAAP earnings per share goal, resulting in a Restricted Stock Award of 87.5% of the fiscal year 2012 Restricted Stock Award target. The performance units were paid in the form of restricted shares out of the 2010 Plan. The performance units, each worth $1.00, were converted to a number of restricted shares based on the average stock price for the final five trading days of fiscal year 2012 and the first five trading days of fiscal year 2013. The restricted shares earned were delivered to the Covered Participants pursuant to the same terms as the restricted shares granted to the other executive officers and are subject to a four-year vesting period. However, as with other participants, once any of the Covered Participants reach the age of 60 and have a minimum of 10 years of service with the Company, his or her restricted shares will vest immediately. Based on age and length of service, the restricted shares granted to Timothy P. Smucker and Richard K. Smucker vested upon grant and the restricted shares granted to Vincent C. Byrd will vest on January 26, 2015. Beginning with grants made in June 2013, upon participants reaching the age of 60 with 10 years of service (or the age of 57.5 with 20 years of service for Folgers coffee participants), all Restricted Stock Awards will vest immediately, with 50% of such Restricted Stock Awards available for settlement of taxes due and the remainder subject to a four-year retention period.

Stock Ownership Guidelines

All of the Company’s executive officers are required to meet minimum stock ownership guidelines within a five-year period of being named an executive officer of the Company. The Chairman of the Board and the Chief Executive Officer have a stock ownership guideline of six times their annual base salaries. The Company’s other executive officers have a stock ownership guideline of two times their annual base salaries. All of the Named Executive Officers, including the Chairman of the Board and the Chief Executive Officer, have met their ownership requirements.

VII. Health	Benefits

The Company provides executive officers with health and welfare plans upon substantially the same terms as available to most other salaried employees of the Company and its domestic subsidiaries. These benefit plans include medical, dental, vision, life, and disability insurance coverage. The Company also provides executive officers with periodic physical examinations upon the same terms as available to other senior managers of the Company.

VIII. Pension	and Retirement Plans, the Non-qualified Supplemental Retirement Plan, and the Voluntary Deferred Compensation Plan

The Company’s executive officers, including the Named Executive Officers, participate in the Employee Stock Ownership Plan (the “ESOP”), The J.M. Smucker Company Employees’ Retirement Plan (the “Qualified Pension Plan”), and The J. M. Smucker Company Employee Savings Plan (the “401(k) Plan”). Participation in these plans is an important component of the overall compensation package for all Company employees, including its executive officers. Substantially all of the Company’s U.S. non-represented employees are eligible to participate in these plans, each upon the terms set forth in the specific plans applicable to each participant. In addition, the Named Executive Officers participate in The J.M. Smucker Company Top Management Supplemental Retirement Benefit Plan (as amended, the “SERP”) and The J. M. Smucker Company Voluntary Deferred Compensation Plan (the “Deferred Compensation Plan”).

ESOP

The Company makes an annual allocation of the Company’s shares to eligible employee participants through the ESOP. The value of the allocation is approximately 2% of each participant’s base salary. Dividends received on shares held in participants’ accounts are used to purchase additional shares of Company stock.

401(k) Plan

The 401(k) Plan is the primary Company-provided retirement plan for certain eligible employees. The 401(k) Plan provides a 50% match on employees’ contributions of up to 6% of pay (i.e., a maximum Company match of 3% of pay) for employees age 40 and over as of December 31, 2007, and a 100% match on employees’ contributions of up to 6% of pay for employees under the age of 40 as of December 31, 2007, or those becoming new participants, regardless of age, on or after January 1, 2008. All of the Named Executive Officers, except for Paul Smucker Wagstaff, were over the age of 40 on December 31, 2007.

Qualified Pension Plan

The Qualified Pension Plan is a qualified defined benefit plan which provides a pension benefit based upon years of service with the Company and upon final average pay (average base salary compensation for the five most highly compensated consecutive years of employment). Benefits under the Qualified Pension Plan are 1% of final average pay times the participant’s years of service with the Company. Employees under the age of 40 as of December 31, 2007 will not earn future additional benefits under the Qualified Pension Plan, but employees age 40 and over as of December 31, 2007 will continue to earn future benefits. The Qualified Pension Plan was closed to new participants on December 31, 2007. All of the Named Executive Officers, except for Paul Smucker Wagstaff, were over the age of 40 on December 31, 2007.

SERP

In addition to retirement benefits under the Qualified Pension Plan, 401(k) Plan, and ESOP, certain executive officers of the Company, including the Named Executive Officers, also participate in the SERP, entitling them to certain supplemental benefits upon their retirement. Benefits under the SERP, which are based upon years of service, are 55% (reduced for years of service less than 25) of the average of base salary, holiday bonus, and Cash Incentive Award for the five most highly compensated, consecutive years of employment, less any benefits received under the Qualified Pension Plan and Social Security. The SERP was frozen to new participants on May 1, 2008.

The New SERP, which became effective on May 1, 2008, provides a benefit for certain executive officers not participating in the SERP. The New SERP entitles participants to certain supplemental benefits upon their retirement, based upon an annual contribution by the Company equal to 7% of the sum of the participant’s base salary, holiday bonus, and Cash Incentive Award, along with an interest credit made each year commencing on April 30, 2009. Participants in the New SERP will be eligible for benefits upon the attainment of age 55 and 10 years of service with the Company. The New SERP was frozen to new participants on May 1, 2012. The Named Executive Officers are not participants in the New SERP, but will continue to participate in the SERP.

Restoration Plan

The J. M. Smucker Company Restoration Plan (the “Restoration Plan”), which became effective on May 1, 2012, provides a benefit for certain executive officers not participating in the SERP or the New SERP and for U.S. employees who are at the functional vice president level. The Restoration Plan restores contributions which would have been received under the Company’s qualified plans but for federal tax limitations. Participants are entitled to contribute between 0% and 50% of their eligible pay over the qualified plan compensation limit and are entitled to receive a 401(k)-type match on contributions (i.e., 100% of contributions up to 6% of pay over the compensation limit). The Restoration Plan also provides a Company contribution equal to 2% of pay over the compensation limit. The Named Executive Officers are not participants in the Restoration Plan.

Deferred Compensation Plan

Executive officers may elect to defer up to 50% of salary and up to 100% of the Cash Incentive Award in the Deferred Compensation Plan. The amounts deferred are credited to notional accounts selected by the executive officer that mirror the investment alternatives available in the 401(k) Plan. At the time a deferral election is made, participants elect to receive payout of the deferred amounts upon termination of employment in the form of a lump sum or equal annual installments ranging from two to ten years.

The SERP, the New SERP, the Restoration Plan, and the Deferred Compensation Plan are non-qualified deferred compensation plans and, as such, are subject to the rules of Section 409A of the Code, which restrict the timing of distributions.

IX.    Other Benefits Executive Officers Receive

The executive officers, like all salaried and hourly non-represented employees of the Company, receive an annual holiday bonus equal to 2% of their base salary.

The executive officers are provided certain personal benefits not generally available to all employees. The Compensation Committee believes these additional benefits are reasonable and enable the Company to attract and retain outstanding employees for key positions. These benefits include personal use of the Company’s aircraft, periodic physical examinations (which are provided to all employees at or above the senior manager level), financial and tax planning assistance, tickets to entertainment events, reimbursement for specified club dues and expenses, and participation in the SERP, the New SERP, or the Restoration Plan and the Deferred Compensation Plan. Additionally, the Compensation Committee and the Board have strongly encouraged the Chairman of the Board and the Chief Executive Officer and members of their immediate families to use the Company’s aircraft for all business, as well as personal, air travel for efficiency and security purposes. The value of personal travel on the Company’s aircraft is calculated in accordance with applicable regulations under the Code and is included in the Chairman of the Board’s and the Chief Executive Officer’s taxable income for the year. The value of these personal benefits for the Named Executive Officers, to the extent the aggregate value based on incremental cost to the Company equaled or exceeded $10,000 for fiscal year 2012, is included in the “Summary Compensation Table.” The Compensation Committee reviews, on an annual basis, the types of perquisites and other benefits provided to executive officers, as well as the dollar value of each perquisite paid to executive officers.

X.    Description of Agreements with Executive Officers

Employment Agreements

The Company does not have employment agreements, severance agreements, or change of control agreements with any employee. Should there be a change of control of the Company, all outstanding equity awards for all participants (other than the performance units for the Covered Participants) will immediately vest. The definition of change of control for purposes of accelerating the vesting of Restricted Stock Awards is set forth in the 2010 Plan and The J. M. Smucker Company 2006 Equity Compensation Plan (the “2006 Plan”).

Consulting Agreements

In April 2011, the Company and each of the Chairman of the Board and the Chief Executive Officer entered into amendments terminating substantially all of the provisions of their Consulting Agreements. The amendments are identical in all material respects, and provide that each of the Chairman of the Board’s and the Chief Executive Officer’s right to receive his monthly retirement benefit or death benefit under the SERP as of the third anniversary of his disability, death, or separation from service (without application of early retirement reduction factors), will remain in full force as provided in the Consulting Agreements. All other provisions of the Consulting Agreements, including all rights to continuation of salary, bonus, vesting of options and restricted shares, and each of the Chairman of the Board’s and the Chief Executive Officer’s confidentiality, non-solicitation, and noncompetition obligations following his separation from service, have been terminated.

The amendments do not terminate any similar obligations the Chairman of the Board or the Chief Executive Officer may have arising under any other agreement, plan, program, or arrangement with the Company, or by operation of law.

XI.    Tax and Accounting Considerations

The Compensation Committee has considered the potential impact on the Company’s compensation plans of the $1,000,000 cap on deductible compensation under Section 162(m) of the Code. Compensation that qualifies as performance-based compensation is exempt from the cap on deductible compensation. To date, Timothy P. Smucker, Richard K. Smucker, and Vincent C. Byrd have each been paid compensation in excess of $1,000,000 that could be subject to the Section 162(m) limitation. The Compensation Committee is committed to establishing executive compensation programs that will maximize, as much as possible, the deductibility of compensation paid to executive officers. To the extent, however, that the Compensation Committee from time to time believes it to be consistent with its compensation philosophy and in the best interests of the Company and its shareholders to award compensation that is not fully deductible, it may choose to do so.

During fiscal year 2012, the Compensation Committee continued to monitor the regulatory developments under Section 409A of the Code, which was enacted as part of the American Jobs Creation Act of 2004. Section 409A imposes additional limitations on non-qualified deferred compensation plans and subjects those plans to additional conditions.

XII.    Compensation-Related Risk Assessment

During fiscal year 2012, the Compensation Committee oversaw the performance of a risk assessment of the Company’s compensation policies and practices to ascertain any material risks that may be created by the Company’s compensation programs. In April 2010, several members of the Company’s human resources department, internal audit department, and various business unit leaders, along with Towers Watson, reviewed and assessed the potential risks arising from the Company’s compensation policies and practices. This group reviewed and discussed the design, features, characteristics, and incentive effects of the compensation programs in which the Company’s employees participate to determine whether any of the Company’s policies or programs could create risks that are reasonably likely to have a material adverse effect on the Company.

In April 2012, members of the human resources department, along with FWC, reviewed and assessed the potential risks arising from the Company’s compensation policies and practices based on the risk assessment process developed in fiscal year 2010, along with a comparison of the compensation policies and practices in fiscal years 2011 and 2012. The results of management’s review and FWC’s assessment were presented to the Compensation Committee in April 2012 for its review and final assessment. Based on the Compensation Committee’s review of the risk assessment, the Company determined that its compensation policies and practices do not create any risks that are reasonably likely to have a material adverse effect on the Company. This conclusion was supported by the Company’s risk mitigating practices, including holdbacks of a portion of incentive payments for certain sales team participants, incentive modifiers based upon business unit performance, and the use of discretionary adjustments. In addition, Restricted Stock Awards generally have a four-year vesting requirement, and the Company has a stock ownership requirement for its executive officers.

SUMMARY COMPENSATION TABLE

The following table provides information concerning the compensation of the Named Executive Officers for fiscal years 2012, 2011, and 2010, if required. Please read the “Compensation Discussion and Analysis” in conjunction with reviewing this table.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position(1)	Fiscal Year	Salary ($)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)(7)	Total ($)
Timothy P. Smucker	2012	678,819	12,000	928,650	—	509,200	781,512	49,199	2,959,380
Chairman of the Board	2011	853,000	17,060	2,345,750	—	1,053,500	892,439	48,345	5,210,094
	2010	820,000	16,400	2,345,750	—	1,558,000	2,014,057	76,056	6,830,263
Richard K. Smucker	2012	900,000	18,000	2,760,000	—	675,000	788,514	49,336	5,190,850
Chief Executive Officer	2011	853,000	17,060	2,475,000	—	1,053,500	1,032,317	57,507	5,488,384
	2010	820,000	16,400	2,345,750	—	1,558,000	3,176,314	60,819	7,977,283
Mark R. Belgya	2012	410,000	8,200	633,750	—	199,900	622,928	22,071	1,896,849
Senior Vice President and Chief	2011	355,000	7,100	492,000	—	276,900	444,552	10,857	1,586,409
Financial Officer	2010	330,000	6,800	426,000	—	408,000	676,259	9,447	1,856,506
Vincent C. Byrd	2012	600,000	12,000	1,117,800	—	315,000	1,077,764	26,980	3,149,544
President and	2011	525,000	10,500	840,000	—	464,700	876,333	26,434	2,742,967
Chief Operating Officer	2010	500,000	10,000	735,000	—	600,000	1,222,882	40,286	3,108,168
Steven Oakland	2012	475,000	9,500	735,000	—	254,800	765,507	21,049	2,260,856
President, International,	2011	420,000	8,400	570,000	—	327,600	491,530	10,373	1,827,903
Foodservice and Natural Foods	2010	400,000	12,000	504,000	—	396,000	705,089	22,320	2,039,409
Paul Smucker Wagstaff	2012	410,000	8,200	633,750	—	226,600	388,304	33,548	1,700,402
President, U.S. Retail Consumer Foods

(1)	On August 16, 2011, Timothy P. Smucker resigned as a Co-Chief Executive Officer but continued as the Chairman of the Board, and Richard K. Smucker became the sole Chief Executive Officer.

(2)	Included in the Bonus column (d) is a holiday bonus representing 2% of annual base salary at the time of payment. Also included in the Bonus column (d) for fiscal year 2010 is a bonus of $4,000 awarded to Steven Oakland in recognition for his performance and his incentive compensation in relationship to his peers.

(3)	The amounts reported in column (e) reflect the aggregate grant date fair value computed in accordance with ASC Topic 718 of the Restricted Stock Awards granted during the reported years. For the Restricted Stock Awards reported in this column for 2012, such amounts are based on the probable outcome of the relevant performance conditions as of the grant date. Assuming that the highest level of performance was achieved for these awards, the grant date fair value of these awards would have been: Timothy P. Smucker, $1,392,975; Richard K. Smucker, $4,140,000; Mark R. Belgya, $950,625; Vincent C. Byrd, $1,676,700; Steven Oakland, $1,102,500; and Paul Smucker Wagstaff, $950,625.

Restricted shares generally vest at the end of the four-year period from the date of grant or upon the attainment of age 60 and 10 years of service with the Company, if earlier. Timothy P. Smucker and Richard K. Smucker were at least age 60 with 10 years of service at fiscal year end and, therefore, their respective restricted shares vested immediately upon grant. During the vesting period, the Named Executive Officers are the beneficial owners of the restricted shares and possess all voting and dividend rights. Dividends are payable at the same rate as is paid on the Company’s common shares generally. During fiscal year 2012, the Company paid dividends at a rate of $1.88 per share.

(4)	Amounts shown in column (g) represent performance-based awards under the short-term incentive compensation program. The incentive payment was based on achievement of performance targets established for fiscal year 2012 and was paid in June 2012, subsequent to the end of the fiscal year. Performance criteria under the short-term incentive compensation program relate to the Company’s performance and, in some cases, strategic business area performance, and are discussed in detail under the heading “Compensation Discussion and Analysis.”

(5)	Amounts shown in column (h) represent the increase in present value of accumulated benefits accrued under the Qualified Pension Plan and the SERP. A discussion of the assumptions made in determining this increase is included below under the heading “Pension Benefits.”

(6)	Column (i) includes payments made by the Company to defined contribution plans, life insurance and accidental death and dismemberment insurance premiums related to the Named Executive Officers, tax gross ups on the SERP, and charitable matching gifts under the Company’s matching gift program, which is available to all full-time employees and Directors of the Company. The Company matches gifts of up to $1,000 per calendar year to accredited colleges and universities that offer four-year degree programs. Additionally, perquisites were included in this column based on their incremental cost to the Company for any Named Executive Officer whose total equaled or exceeded $10,000.

(7)	The Named Executive Officers received various perquisites provided by or paid by the Company. These perquisites included personal use of the Company’s aircraft, reimbursement of specified club dues and expenses, periodic physical examinations, financial and tax planning assistance, and tickets to entertainment events. The Board strongly encourages the Chairman of the Board and the Chief Executive Officer and their immediate families to use the Company’s aircraft for all air travel for efficiency and security purposes.

All Named Executive Officers received perquisites in excess of $10,000 for fiscal year 2012. The incremental value of the perquisites for these executive officers is included in column (i). The aggregate value of each perquisite or other personal benefit exceeding $25,000 is as follows: Richard K. Smucker’s personal use of the Company’s aircraft totaled $28,300.

In valuing personal use of the Company’s aircraft in fiscal year 2012, the Company used aggregate incremental costs incurred, including costs related to fuel, landing fees, crew meals, and other miscellaneous costs.

2012 GRANTS OF PLAN-BASED AWARDS

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Possible Payouts Under Equity Incentive Plan Awards (2)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i) Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Awards ($)(3)
Timothy P. Smucker	—	169,705	678,819	1,357,638	—	—	—	—
	6/10/2011	—	—	—	464,325	928,650	1,392,975	928,650
Richard K. Smucker	—	225,000	900,000	1,800,000	—	—	—	—
	6/10/2011	—	—	—	1,380,000	2,760,000	4,140,000	2,760,000
Mark R. Belgya	—	66,625	266,500	533,000	—	—	—	—
	6/10/2011	—	—	—	316,875	633,750	950,625	633,750
Vincent C. Byrd	—	105,000	420,000	840,000	—	—	—	—
	6/10/2011	—	—	—	558,900	1,117,800	1,676,700	1,117,800
Steven Oakland	—	77,188	308,750	617,500	—	—	—	—
	6/10/2011	—	—	—	367,500	735,000	1,102,500	735,000
Paul Smucker Wagstaff	—	66,625	266,500	533,000	—	—	—	—
	6/10/2011	—	—	—	316,875	633,750	950,625	633,750

(1)	Estimated possible payouts included in the Non-Equity Incentive Plan Awards columns relate to cash payments eligible under the Company’s short-term incentive compensation program. The amounts in column (c) reflect 25% of the target amount in column (d), while the amounts in column (e) reflect 200% of such target amounts. The amounts are based on salaries in effect as of April 23, 2012 for each Named Executive Officer which is the basis for determining the actual payments to be made subsequent to year end.

(2)

These numbers reflect the number of performance units granted in June 2011. The amounts are based on salaries in effect as of May 1, 2012 for each Named Executive Officer which is the basis for determining the actual restricted stock award to be made in June 2012. Each performance unit is equal in value to $1.00 and has a one-year performance period. The actual dollar amount earned, as determined by the Compensation Committee in June 2012 based on the Company’s fiscal year 2012 performance, was converted into restricted shares using $78.37, the average closing share price for the final five trading days of fiscal year 2012 and the first five trading days of fiscal year 2013, and rounded to the nearest five shares. The restricted shares were granted on June 8, 2012 (i.e., subsequent to fiscal year end) and were issued out of the 2010 Plan. The grant date fair value for the Restricted Stock Awards based on the probable outcome of the relevant performance conditions as of the grant date is included in the “Summary Compensation Table” in column (e).

Subsequent to fiscal year end, the actual number of Restricted Stock Awards granted to each Named Executive Officer as a result of earning the awards referred to above were as set forth below. The Named Executive Officer must be employed by the Company on the date of grant in order to be eligible to receive the earned restricted shares.

Name	Restricted Shares Earned on June 8, 2012
Timothy P. Smucker	10,370
Richard K. Smucker	30,815
Mark R. Belgya	7,075
Vincent C. Byrd	12,480
Steven Oakland	8,205
Paul Smucker Wagstaff	7,075

Restricted shares generally vest at the end of the four-year period from the date of grant or upon the attainment of age 60 and 10 or more years of service with the Company, whichever is earlier. The Restricted Stock Awards issued to Timothy P. Smucker and Richard K. Smucker vested immediately because each of them is over the age of 60 and has more than 10 years of service with the Company. The Restricted Stock Awards issued to Vincent C. Byrd will vest when he reaches the age of 60 on January 26, 2015, as he already has more than 10 years of service with the Company.

(3)	Amounts disclosed in this column for the Restricted Stock Awards are computed in accordance with ASC Topic 718 based on the probable outcome of the performance conditions as of the grant date.

OUTSTANDING EQUITY AWARDS AT 2012 FISCAL YEAR END

	Option Awards					Stock Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)		(j)
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Timothy P. Smucker	—	—	—	—	—	—	—	928,650	(4)	928,650
Richard K. Smucker	—	—	—	—	—	—	—	2,760,000	(4)	2,760,000
Mark R. Belgya	—	—	—	—	—	—	—	633,750	(4)	633,750
	—	—	—	—	—	31,910	2,540,993	—		—
Vincent C. Byrd	—	—	—	—	—	—	—	1,117,800	(4)	1,117,800
	—	—	—	—	—	58,855	4,686,624	—		—
Steven Oakland	—	—	—	—	—	—	—	735,000	(4)	735,000
	—	—	—	—	—	40,025	3,187,191	—		—
Paul Smucker Wagstaff	—	—	—	—	—	—	—	633,750	(4)	633,750
	—	—	—	—	—	32,195	2,563,688	—		—

(1)	Restricted shares outstanding at year end have vested or will vest on the following dates:

Name	6/17/2012	6/16/2013	6/15/2014	1/26/2015	6/10/2015
Timothy P. Smucker	—	—	—	—	—
Richard K. Smucker	—	—	—	—	—
Mark R. Belgya	4,985	9,845	9,985	—	7,095
Vincent C. Byrd	9,015	20,505	17,225	12,110	—
Steven Oakland	6,325	13,670	11,810	—	8,220
Paul Smucker Wagstaff	4,180	10,935	9,985	—	7,095

Restricted shares generally vest at the end of the four-year period from the date of grant or upon the attainment of age 60 and 10 years of service with the Company, whichever is earlier.

(2)	The market value of restricted shares was computed using $79.63, the closing share price of the Company’s common shares on April 30, 2012, the last business day of the fiscal year.

(3)	The Named Executive Officer must be employed by the Company at the time the Compensation Committee determines the number of restricted shares earned in order to be eligible to receive the earned equity awards.

(4)	This number reflects the performance units outstanding at year end. Each performance unit has a value of $1.00. The actual dollars earned, based upon achievement of fiscal year 2012 performance goals, were converted to restricted shares in June 2012. The restricted shares issued to Timothy P. Smucker (with a value of $812,569) and Richard K. Smucker (with a value of $2,415,000), vested immediately due to their ages and years of service with the Company. The restricted shares are expected to vest on June 8, 2016 for Mark R. Belgya, Steven Oakland, and Paul Smucker Wagstaff. The restricted shares are expected to vest on January 26, 2015 for Vincent C. Byrd due to his age and years of service with the Company. The number of the restricted shares was computed using the average closing share price for the final five trading days of fiscal year 2012 and the first five trading days of fiscal year 2013 and rounded to the nearest five shares. In accordance with published SEC guidance, because the Company exceeded the threshold for fiscal year 2012 goals, the amounts reported in column (i) represent the target number of performance units that could have been earned for fiscal year 2012.

2012 OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
(a) Name	(b) Number of Shares Acquired on Exercise (#)	(c) Value Realized on Exercise ($)	(d) Number of Shares Acquired on Vesting (#)		(e) Value Realized on Vesting ($)(1)
Timothy P. Smucker	—	—	33,820	(2)	2,622,065
Richard K. Smucker	—	—	35,685	(3)	2,766,658
Mark R. Belgya	—	—	4,130		320,199
Vincent C. Byrd	—	—	7,240		561,317
Steven Oakland	—	—	5,055		391,914
Paul Smucker Wagstaff	—	—	3,265		253,135

(1)	The market price used in determining the value realized was calculated using the average of the high and low share prices on the NYSE on the date of vesting.

(2)	This number represents 33,820 restricted shares which vested immediately upon date of grant in June 2011 due to the participant being 60 years of age and having 10 years of service with the Company.

(3)	This number represents 35,685 restricted shares which vested immediately upon date of grant in June 2011 due to the participant being 60 years of age and having 10 years of service with the Company.

PENSION BENEFITS

The Company maintains two defined benefit plans that cover the Named Executive Officers. One is the Qualified Pension Plan, which provides funded, tax-qualified benefits, up to the limits on compensation and benefits under the Code, to some salaried employees of the Company as discussed in the “Qualified Pension Plan” summary on page 45. The second is the SERP, which provides unfunded, non-qualified benefits to certain executive officers. All of the Named Executive Officers included in the 2012 Pension Benefits Table participate in both of these plans.

Qualified Pension Plan

The benefit provided under the Qualified Pension Plan is only payable as an annuity beginning at normal retirement age, which is 65. The Qualified Pension Plan benefit expressed as an annual single life annuity is 1% times final average earnings times years of service. Final average earnings are equal to average base salary over the five consecutive years of employment which produces the highest average.

In addition, Named Executive Officers who, prior to 1991, participated in the old employee contributory portion of the Qualified Pension Plan may also have a frozen contributory benefit based on their participant contributions made prior to April 30, 1991. Those frozen benefits, included as part of the total Qualified Pension Plan benefit, are as follows: $56,600 for Timothy P. Smucker; $48,100 for Richard K. Smucker; $1,400 for Mark R. Belgya; $7,900 for Vincent C. Byrd; $4,000 for Steven Oakland; and $0 for Paul Smucker Wagstaff.

Early retirements under the Qualified Pension Plan are subject to the following rules:

•	if the participant terminates employment prior to normal retirement age without completing five years of service, no benefit is payable from the Qualified Pension Plan;

•

if the participant terminates employment after completing five years of service but prior to attaining age 65, the Qualified Pension Plan benefit is calculated based on final average earnings and service at the time the Named Executive Officer leaves employment;

•	annuity payments from the Qualified Pension Plan cannot be made prior to the participant reaching age 55 and require 10 years of service rather than the five years required for vesting;

•	early payments are reduced 4% per year that the benefits start before age 65; and

•	if the participant has more than 30 years of service at the time he terminates employment, early payments are reduced 4% per year from age 62.

As of April 30, 2012, each of Timothy P. Smucker, Richard K. Smucker, and Vincent C. Byrd had already completed 30 years of service with the Company.

SERP

The benefit provided under the SERP is payable as an annuity beginning at normal retirement age. The SERP benefit expressed as an annual single life annuity is equal to (A) 2.5% times final average earnings, times years of service up to 20 years, plus (B) 1.0% times final average earnings, times years of service from 20 to 25 years, minus (C) the basic benefit provided under the Qualified Pension Plan, minus (D) the Company paid portion of the contributory benefit in the Qualified Pension Plan that was frozen April 30, 1991, and minus (E) an estimate of the Social Security benefit that would be payable at the later of age 62 or actual retirement. Final average earnings are equal to average compensation (base salary, Cash Incentive Award, and holiday bonus) over the five consecutive years of employment which produces the highest average.

Early retirements under the SERP are subject to the following rules:

•	if the participant terminates employment before normal retirement age without completing 10 years of service, no SERP benefit is payable;

•

if the participant terminates employment after completing 10 years of service but before age 65, the gross SERP benefit ((A) plus (B) in the prior paragraph) is calculated based on final average earnings and service at the time the participant leaves employment; and

•

the gross SERP benefit will be reduced by 4% per year that the benefit commences prior to age 62 and then offset by the Qualified Pension Plan benefit, frozen contributory benefit, and estimate of Social Security benefit.

On April 21, 2011, the Company amended the SERP to provide that, to the extent payment of any benefit under the SERP is delayed beyond the latter of the participant reaching age 55 or the participant’s separation from service, such benefit will be adjusted (i) with interest, if payable as a lump sum, and (ii) actuarially, if payable as an annuity, all as determined in accordance with the SERP. This change takes into account the fact that Section 409A of the Code imposes a delay on benefit commencement in certain cases.

Determination of Value

The amounts shown are based on the value at age 62 or the current age if older, which is the earliest age at which an unreduced retirement benefit is payable under both plans. Other key assumptions used to determine the amounts are as follows:

•

an interest rate of 4.7%, the Financial Accounting Standards Board Accounting Standards Codification Topic 715 (“ASC Topic 715”) discount rate as of April 30, 2012. The ASC Topic 715 discount rate as of April 30, 2011 was 5.5% and April 30, 2010 was 5.8%;

•

for 2012, the mortality table specified in the Pension Protection Act of 2006 for 2012 funding valuations to estimate the value of annuity benefits payable. For 2011 and 2010, the RP-2000 Combined Healthy Mortality Table projected 20 years and 8 years, respectively, was used to estimate the value of annuity benefits payable. For all years, the unisex mortality table specified in Revenue Ruling 2001-62 was used to determine lump sums; and

•

all benefits under the Qualified Pension Plan are assumed to be paid as annuities. The value of benefits under the SERP have been determined assuming 50% of the benefit is received as an annuity and the remaining 50% is received as a lump sum.

The years of credited service for all of the Named Executive Officers are based only on their years of service while an employee of the Company. No additional years of credited service have been granted.

The 2012 Pension Benefits Table below shows the Named Executive Officers’ number of years of credited service, present value of accumulated benefit, and payments during the last fiscal year under each of the plans.

2012 Pension Benefits

(a)	(b)	(c)	(d)	(e)
Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Timothy P. Smucker	Qualified Pension Plan	42.8	1,759,997	—
	SERP	42.8	10,438,813	—

	Total		12,198,810
Richard K. Smucker	Qualified Pension Plan	39.6	1,762,943	—
	SERP	39.6	11,690,067	—

	Total		13,453,010
Mark R. Belgya	Qualified Pension Plan	27.1	535,980	—
	SERP	27.1	2,021,264	—

	Total		2,557,244
Vincent C. Byrd	Qualified Pension Plan	35.3	962,191	—
	SERP	35.3	4,257,252	—

	Total		5,219,443
Steven Oakland	Qualified Pension Plan	29.6	589,543	—
	SERP	29.6	2,328,820	—

	Total		2,918,363
Paul Smucker Wagstaff	Qualified Pension Plan	11.8	118,814	—
	SERP	16.1	979,535	—

	Total		1,098,349

2012 NONQUALIFIED DEFERRED COMPENSATION

(a)	(b)	(c)	(d)	(e)	(f)
Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings (Loss) in Last Fiscal Year ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(3)

Timothy P. Smucker	—	—	834	—	3,528,186
Richard K. Smucker	—	—	4,570	—	3,488,662
Mark R. Belgya	—	—	—	—	—
Vincent C. Byrd	—	—	184	—	32,633
Steven Oakland	—	—	—	—	—
Paul Smucker Wagstaff	—	—	—	—	—

(1)	There were no deferrals related to fiscal year 2012. Compensation related to any deferrals would have been included in compensation in the “Summary Compensation Table.”

(2)	No portion of the amounts shown in column (d) are reported in the “Summary Compensation Table” as no earnings are considered to be above market.

(3)	Column (f) includes amounts reported as compensation in the “Summary Compensation Table” in previous fiscal years. These amounts are as follows: Timothy P. Smucker, $2,716,805; Richard K. Smucker, $2,716,805; and Vincent C. Byrd, $23,000. These balances include earnings on prior contributions.

Executive officers may elect to defer up to 50% of salary and up to 100% of the Cash Incentive Award in the Deferred Compensation Plan. The amounts deferred are credited to notional accounts selected by the executive officer that mirror the investment alternatives available in the 401(k) Plan.

The Deferred Compensation Plan is a non-qualified deferred compensation plan and, as such, is subject to the rules of Section 409A of the Code, which restrict the timing of distributions. At the time a deferral election is made, participants elect to receive payout of the deferred amounts upon termination of employment in the form of a lump sum or in equal annual installments ranging from 2 to 10 years.

POTENTIAL PAYMENTS TO EXECUTIVE OFFICERS UPON TERMINATION

Consulting Agreements with Timothy P. Smucker and Richard K. Smucker

In April 2011, the Company and each of the Chairman of the Board and the Chief Executive Officer entered into amendments terminating substantially all of the provisions of their Consulting Agreements. The amendments are identical in all material respects and provide that each of the Chairman of the Board’s and the Chief Executive Officer’s right to receive his monthly retirement benefit or death benefit under the SERP as of the third anniversary of his disability, death, or separation from service (without application of early retirement reduction factors) will remain in full force as provided in the Consulting Agreements. All other provisions of the Consulting Agreements, including all rights to continuation of salary, bonus, vesting of options and restricted shares, and each of the Chairman of the Board’s and the Chief Executive Officer’s confidentiality, nonsolicitation, and noncompetition obligations following his separation from service, have been terminated. The amendments do not terminate any similar obligations the Chairman of the Board or the Chief Executive Officer may have arising under any other agreement, plan, program, or arrangement with the Company, or by operation of law.

Broad-Based Severance Plan

All salaried employees of the Company are eligible for benefits under a broad-based severance plan. If an employee is terminated without cause, he or she will be eligible for a severance benefit of up to one year of base salary based on certain age and service requirements.

Long-Term Disability

In the event of a qualified long-term disability, participants continue to earn Qualified Pension Plan benefit service up to the earlier of age 65 or the end of the disability period. Also, 60% of base salary is continued, up to $20,000 per month, until the earlier of age 65 or the end of the disability period.

Termination Payments

The Severance values in the following tables represent potential payments to the Named Executive Officers based on certain possible termination events. These payments are based on the broad-based severance plan that covers substantially all salaried employees of the Company.

The Cash Incentive Award values in the following tables represent potential payments to each Named Executive Officer who is eligible to receive an award under the short-term incentive compensation program based on actual Company performance if he is actively employed on the last day of the fiscal year.

The Value of Restricted Shares in the following tables reflect the immediate vesting of outstanding equity awards based on the type of termination that has occurred or in the event of a change in control.

The Company does not have severance agreements or change in control agreements with any employee. Should there be a change in control of the Company, all outstanding equity awards (other than performance units for Covered Participants described above), will immediately vest based on the terms of the existing equity plans.

No restricted shares are awarded if an employee is not actively employed with the Company on the date of the grant. The Restricted Stock Award for fiscal year 2012 that would have been forfeited based on the assumed April 30, 2012 termination date is not reflected in the termination scenario tables.

The Retiree Healthcare Benefit values in the following tables are shown only for those Named Executive Officers who are eligible for retirement as of the end of the fiscal year. These values represent the balance as of April 30, 2012 of the employee’s Healthcare Retirement Account. The Named Executive Officer may use this balance in retirement to cover healthcare costs and premiums.

Termination Analysis Tables

The following tables illustrate the estimated potential payment obligations under various termination events. The tables assume termination of employment occurs on the last day of the fiscal year. A closing stock price of $79.63, as of the last business day of the fiscal year, is assumed for all equity values.

Termination Analysis for Timothy P. Smucker

	Termination Scenario for Fiscal Year Ending April 30, 2012
Compensation Components	Voluntary ($)(1)	Death ($)	Involuntary for Cause ($)	Involuntary w/o Cause ($)
Severance(2)	—	—	—	615,000
Cash Incentive Award	509,200	509,200	509,200	509,200
Value of Restricted Shares	—	—	—	—
Retirement Benefits(3)	12,198,810	6,975,838	12,198,810	12,198,810
Retiree Healthcare Benefits(4)	53,389	—	53,389	53,389

Total Benefits to Employee	12,761,399	7,485,038	12,761,399	13,376,399

(1)	The Named Executive Officer is currently eligible for retirement. This amount assumes the Named Executive Officer voluntarily terminates or retires.

(2)	This amount equals up to a maximum of 52 weeks of pay based on the provisions of the severance plan.

(3)	Retirement Benefits represent the total value of such benefits assuming the termination event occurs on April 30, 2012. Such amounts may differ from the comparable value shown on the “Pension Benefits Table” since these benefits are assumed to be payable immediately and the “Pension Benefits Table” assumes payments are deferred to the earliest unreduced retirement age. Death benefits assume that the surviving spouse receives half of the 50% joint and survivor benefit. There is a three-year waiting period before SERP payments begin.

(4)	This amount includes the current balance of the Named Executive Officer’s employer provided Healthcare Retirement Account.

Termination Analysis for Richard K. Smucker

	Termination Scenario for Fiscal Year Ending April 30, 2012
Compensation Components	Voluntary ($)(1)	Death ($)	Involuntary for Cause ($)	Involuntary w/o Cause ($)
Severance(2)	—	—	—	920,000
Cash Incentive Award	675,000	675,000	675,000	675,000
Value of Restricted Shares	—	—	—	—
Retirement Benefits(3)	13,453,010	6,896,196	13,453,010	13,453,010
Retiree Healthcare Benefits(4)	45,814	—	45,814	45,814

Total Benefits to Employee	14,173,824	7,571,196	14,173,824	15,093,824

(1)	The Named Executive Officer is currently eligible for retirement. This amount assumes the Named Executive Officer voluntarily terminates or retires.

(2)	This amount equals up to a maximum of 52 weeks of pay based on the provisions of the severance plan.

(3)	Retirement Benefits represent the total value of such benefits assuming the termination event occurs on April 30, 2012. Such amounts may differ from the comparable value shown on the “Pension Benefits Table” since these benefits are assumed to be payable immediately and the “Pension Benefits Table” assumes payments are deferred to the earliest unreduced retirement age. Death benefits assume that the surviving spouse receives half of the 50% joint and survivor benefit. There is a three-year waiting period before SERP payments begin.

(4)	This amount includes the current balance of the Named Executive Officer’s employer provided Healthcare Retirement Account.

Termination Analysis for Mark R. Belgya

	Termination Scenario for Fiscal Year Ending April 30, 2012
Compensation Components	Voluntary ($)(1)	Death ($)	Involuntary for Cause ($)	Involuntary w/o Cause ($)
Severance(2)	—	—	—	422,500
Cash Incentive Award	199,900	199,900	199,900	199,900
Value of Restricted Shares(3)	—	2,540,993	—	2,540,993
Retirement Benefits(4)	2,857,122	1,452,180	2,857,122	2,857,122
Retiree Healthcare Benefits	—	—	—	—

Total Benefits to Employee	3,057,022	4,193,073	3,057,022	6,020,515

(1)	The Named Executive Officer is not currently eligible for retirement.

(2)	This amount equals up to a maximum of 52 weeks of pay based on the provisions of the severance plan.

(3)	In the event of a change in control, death, or permanent disability, all unvested equity awards would automatically vest. In the event of an involuntary termination without cause, the Compensation Committee has the discretion to vest all outstanding unvested restricted shares. The amount under the column “Involuntary w/o Cause” assumes that all unvested restricted shares become vested.

(4)	Retirement Benefits represent the total value of such benefits assuming the termination event occurs on April 30, 2012. Such amounts may differ from the comparable value shown on the “Pension Benefits Table.” Death benefits assume that the surviving spouse receives half of the 50% joint and survivor benefit.

Termination Analysis for Vincent C. Byrd

	Termination Scenario for Fiscal Year Ending April 30, 2012
Compensation Components	Voluntary ($)(1)	Death ($)	Involuntary for Cause ($)	Involuntary w/o Cause ($)
Severance(2)	—	—	—	621,000
Cash Incentive Award	315,000	315,000	315,000	315,000
Value of Restricted Shares(3)	—	4,686,624	—	4,686,624
Retirement Benefits(4)	5,765,803	2,934,088	5,765,803	5,765,803
Retiree Healthcare Benefits(5)	39,501	—	39,501	39,501

Total Benefits to Employee	6,120,304	7,935,712	6,120,304	11,427,928

(1)	The Named Executive Officer is currently eligible for retirement. This amount assumes the Named Executive Officer voluntarily terminates or retires.

(2)	This amount equals up to a maximum of 52 weeks of pay based on the provisions of the severance plan.

(3)	In the event of a change in control, death, or permanent disability, all unvested equity awards would automatically vest. In the event of an involuntary termination without cause, the Compensation Committee has the discretion to vest all outstanding unvested restricted shares. The amount under the column “Involuntary w/o Cause” assumes that all unvested restricted shares become vested.

(4)	Retirement Benefits represent the total value of such benefits assuming the termination event occurs on April 30, 2012. Such amounts may differ from the comparable value shown on the “Pension Benefits Table” since these benefits are assumed to be payable immediately and the “Pension Benefits Table” assumes payments are deferred to the earliest unreduced retirement age. Death benefits assume that the surviving spouse receives half of the 50% joint and survivor benefit.

(5)	This amount includes the current balance of the Named Executive Officer’s employer provided Healthcare Retirement Account.

Termination Analysis for Steven Oakland

	Termination Scenario for Fiscal Year Ending April 30, 2012
Compensation Components	Voluntary ($)(1)	Death ($)	Involuntary for Cause ($)	Involuntary w/o Cause ($)
Severance(2)	—	—	—	490,000
Cash Incentive Award	254,800	254,800	254,800	254,800
Value of Restricted Shares(3)	—	3,187,191	—	3,187,191
Retirement Benefits(4)	3,266,168	1,660,063	3,266,168	3,266,168
Retiree Healthcare Benefits	—	—	—	—

Total Benefits to Employee	3,520,968	5,102,054	3,520,968	7,198,159

(1)	The Named Executive Officer is not currently eligible for retirement.

(2)	This amount equals up to a maximum of 52 weeks of pay based on the provisions of the severance plan.

(3)	In the event of a change in control, death, or permanent disability, all unvested equity awards would automatically vest. In the event of an involuntary termination without cause, the Compensation Committee has the discretion to vest all outstanding unvested restricted shares. The amount under the column “Involuntary w/o Cause” assumes that all unvested restricted shares become vested.

(4)	Retirement Benefits represent the total value of such benefits assuming the termination event occurs on April 30, 2012. Such amounts may differ from the comparable value shown on the “Pension Benefits Table.” Death benefits assume that the surviving spouse receives half of the 50% joint and survivor benefit.

Termination Analysis for Paul Smucker Wagstaff

	Termination Scenario for Fiscal Year Ending April 30, 2012
Compensation Components	Voluntary ($)(1)	Death ($)	Involuntary for Cause ($)	Involuntary w/o Cause ($)
Severance(2)	—	—	—	422,500
Cash Incentive Award	226,600	226,600	226,600	226,600
Value of Restricted Shares(3)	—	2,563,688	—	2,563,688
Retirement Benefits(4)	1,239,643	629,953	1,239,643	1,239,643
Retiree Healthcare Benefits	—	—	—	—

Total Benefits to Employee	1,466,243	3,420,241	1,466,243	4,452,431

(1)	The Named Executive Officer is not currently eligible for retirement.

(2)	This amount equals up to a maximum of 52 weeks of pay based on the provisions of the severance plan.

(3)	In the event of a change in control, death, or permanent disability, all unvested equity awards would automatically vest. In the event of an involuntary termination without cause, the Compensation Committee has the discretion to vest all outstanding unvested restricted shares. The amount under the column “Involuntary w/o Cause” assumes that all unvested restricted shares become vested.

(4)	Retirement Benefits represent the total value of such benefits assuming the termination event occurs on April 30, 2012. Such amounts may differ from the comparable value shown on the “Pension Benefits Table.” Death benefits assume that the surviving spouse receives half of the 50% joint and survivor benefit.

TOTAL SHAREHOLDER RETURN GRAPH

In the “Compensation Discussion and Analysis” portion of this proxy statement describing the short-term incentive compensation program, we noted that from 2003 through 2012, the Company achieved an annual compounded growth rate in non-GAAP earnings per share of approximately 13%.

Set forth in the table below is a graph comparing the cumulative total shareholder return for the five years ended April 30, 2012, for the Company’s common shares, the S&P 500 Index, and the S&P Packaged Foods and Meats Index. These figures assume all dividends are reinvested when received and are based on $100 invested in the Company’s common shares and the referenced index funds on April 30, 2007.

Comparison of 5 Year Cumulative Total Shareholder Return*

Among The J. M. Smucker Company, The S&P 500 Index, and

The S&P Packaged Foods & Meats Index

	4/07	4/08	4/09	4/10	4/11	4/12
The J. M. Smucker Company	$100.00	$91.39	$81.44	$129.79	$163.91	$178.21
S&P 500	100.00	95.32	61.66	85.61	100.36	105.13
S&P Packaged Foods & Meats	100.00	98.19	77.72	108.80	126.50	143.03

*	$100 invested on April 30, 2007, in stock or index, including reinvestment of dividends. Fiscal year ending April 30.

Copyright © 2012 Standard & Poor’s, a division of The McGraw-Hill Companies Inc. All rights reserved.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended April 30, 2012.

EXECUTIVE COMPENSATION COMMITTEE

Elizabeth Valk Long, Chair

Kathryn W. Dindo

Paul J. Dolan

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Each of the following Directors served as a member of the Compensation Committee during fiscal year 2012: Kathryn W. Dindo, Paul J. Dolan, and Elizabeth Valk Long. During fiscal year 2012, no Company executive officer or Director was a member of the board of directors of any other company where the relationship would be construed to constitute a committee interlock within the meaning of the rules of the SEC.

Paul J. Dolan, a member of the Compensation Committee, is chairman and chief executive officer of the Cleveland Indians, the Major League Baseball team operating in Cleveland, Ohio. Mr. Dolan’s family also owns the Cleveland Indians organization. The Company incurred approximately $281,000 in advertising and promotional activities expenses related to its sponsorship with the Cleveland Indians organization, along with purchases of season tickets and a luxury box, in fiscal year 2012.

SHAREHOLDER PROPOSAL URGING DIRECTORS TO ACT TO REPEAL CLASSIFIED BOARD

(Proposal 4 on the proxy card)

By letter dated January 5, 2012, the Los Angeles County Employees Retirement Association, 300 N. Lake Ave., Pasadena, CA 91101, notified the Company of its intention to submit the following proposal for consideration of the Company’s shareholders at the annual meeting. In its January 5, 2012 letter, the Los Angeles County Employees Retirement Association informed the Company that it held, and will continue to hold continuously through the date of the annual meeting, at least $2,000 worth of the Company’s common shares. This proposal will be voted on at the annual meeting only if it is properly presented by or on behalf of the shareholder proponent.

Shareholder Proposal to Repeal Classified Board

“RESOLVED, that shareholders of The J. M. Smucker Company urge the Board of Directors to take all necessary steps (other than any steps that must be taken by shareholders) to eliminate the classification of the Board of Directors and to require that all directors elected at or after the annual meeting held in 2013 be elected on an annual basis. Implementation of this proposal should not prevent any director elected prior to the annual meeting held in 2013 from completing the term for which such director was elected.

SUPPORTING STATEMENT

This resolution was submitted by the Los Angeles County Employees Retirement Association. The Harvard Law School Shareholder Rights Project represented and advised the Los Angeles County Employees Retirement Association in connection with this resolution.

The resolution urges the board of directors to facilitate a declassification of the board. Such a change would enable shareholders to register their views on the performance of all directors at each annual meeting. Having directors stand for elections annually makes directors more accountable to shareholders, and could thereby contribute to improving performance and increasing firm value.

Over the past decade, many S&P 500 companies have declassified their board of directors. According to data from FactSet Research Systems, the number of S&P 500 companies with classified boards declined by more than 50%; and the average percentage of votes cast in favor of shareholder proposals to declassify the boards of S&P 500 companies during the period January 1, 2010 – June 30, 2011 exceeded 75%.

The significant shareholder support for proposals to declassify boards is consistent with empirical studies reporting that classified boards could be associated with lower firm valuation and/or worse corporate decision-making. Studies report that:

•	Classified boards are associated with lower firm valuation (Bebchuk and Cohen, 2005: confirmed by Faleye (2007) and Frakes (2007));

•	Takeover targets with classified boards are associated with lower gains to shareholders (Bebchuk, Coates, and Subramanian, 2002);

•	Firms with classified boards are more likely to be associated with value-decreasing acquisition decisions (Masulis, Wang, and Xie, 2007); and

•	Classified boards are associated with lower sensitivity of compensation to performance and lower sensitivity of CEO turnover to firm performance (Faleye, 2007).

Please vote for this proposal to make directors more accountable to shareholders.”

Board of Directors’ Statement in Opposition to Shareholder Proposal to Repeal Classified Board

The Board has carefully considered this proposal and believes that it is not in the best interests of the Company or its shareholders. Therefore, the Board unanimously recommends a vote AGAINST this proposal.

In accordance with the Company’s Regulations, the Company’s Directors are divided into three classes that serve staggered three-year terms, such that one-third of the Directors stand for election each year. If the proponent’s proposal was implemented, the classified structure of the Board would be eliminated, and all Directors would stand for election each year.

The Board is committed to strong corporate governance policies and regularly considers and evaluates a broad range of corporate governance issues affecting the Company, including whether to maintain a classified board structure. The Board believes that there is no single approach to corporate governance that suits all companies and that the key consideration in determining whether to implement a particular corporate governance practice is whether that practice promotes shareholder interests, taking into account the Company’s specific circumstances.

The proponent’s statement refers to particular shareholder votes taken at other companies and makes broad generalizations based on inferences suggested by a handful of academic studies as the reasons to adopt this dramatic change in the Company’s governance structure. However, the proposal does not state any specific reasons why declassifying this Board will benefit this Company or you, its shareholders. After considering the foregoing proposal in light of the Company’s specific circumstances, the Board has concluded that the current classified board structure continues to be in the best interests of the Company and its shareholders. This conclusion is based on the Board’s judgment that the current classified board structure has resulted in continuity and quality of leadership that has created and continues to create long-term shareholder value.

There are a number of specific reasons for the Board’s decision to oppose the proposal:

•

The proposal does not link the Company’s performance to its current Board structure. In fact, the Board and the Company’s management have demonstrated accountability to the shareholders through strong financial performance.

•

The Board is structured into classes to provide stability and continuity, enhance long-term planning and ensure that there are directors serving on the Board who have valuable, in-depth knowledge of the Company.

•

The Board believes that electing directors to three-year terms, rather than one-year terms, enhances the independence of non-management directors by providing them with a longer assured term of office, thereby insulating them from pressures from special interest groups that might have an agenda contrary to the long-term interests of the Company and its shareholders.

•

The Board does not believe that accountability of directors will be enhanced by annual elections. Accountability depends on the selection of responsible, ethical, and experienced directors, not on whether they serve one-year or three-year terms.

•	The current structure of the Board reduces the Company’s vulnerability to potentially abusive takeover tactics that could be adverse to the best interests of the Company’s shareholders.

•

The proponents of the proposal cite certain academic studies to support the assertion that classified boards have an adverse impact on companies. However, other commentators have questioned the studies cited by the proponents and have argued that classified boards may be value enhancing for some companies.

Each of these reasons is described in more detail below.

Financial Results and Shareholder Value

The proposal cites generalized academic studies and does not link the Company’s performance to its current Board structure. In fact, the Board and the Company’s management have demonstrated accountability to the shareholders through the strong financial performance of the Company in the past five years. As reflected in the “Total Shareholder Return Graph” on page 61 of this proxy statement, the Company’s total shareholder returns have significantly exceeded the S&P 500 and the S&P 500 Packaged Foods and Meats Index over the past five years. In addition, the Company increased its dividend rate payable to shareholders every year during this period. The Board believes that these financial results are a direct result of the Board having members who (i) have served long enough to learn the Company’s business and brands and, therefore, possess intimate knowledge of the Company, (ii) have contributed to the development of the Company’s strategy to create long-term shareholder value and have overseen management’s implementation of that strategy, and (iii) are pursuing the Company’s long-term business plans and goals.

Stability and Experience

The Board is structured into classes to provide stability and continuity, enhance long-term planning, and ensure that, at any given time, there are directors serving on the Board who have valuable, in-depth knowledge of the Company’s business, beliefs, products, markets, competitive environment, and strategic goals and a key understanding of the Company’s historical decision-making rationale. Directors who have long-term experience with the Company and comprehensive knowledge of its business and affairs are often better positioned to provide guidance for its strategic direction and make decisions that are in the best interests of the Company and its shareholders.

In that regard, one of the areas that the proponent cites in which academics have criticized the classified board structure is that companies with classified boards are supposedly associated with value-decreasing acquisition decisions. The Board believes that the Company’s experience stands in sharp contrast to that conclusion. The Company has successfully completed several transformational acquisitions over the past decade, including the JIF/Crisco, International Multifoods, and Folgers transactions. The Board believes that the long-term experience of many of its members as Directors of the Company, and the overall stability of the Company’s Board, have been of significant assistance in enabling the Board to provide effective oversight to these and other major acquisitions engaged in by the Company.

Given the current corporate governance climate in which many qualified individuals are increasingly reluctant to serve on public boards, the Board also believes that a classified board structure assists in recruiting candidates who are willing to make a long-term commitment of the time and resources necessary to understand the Company and its brands, beliefs, operations, and competitive environment. Staggered terms give the Company’s new Directors an opportunity to gain knowledge about the Company’s business and strategies from its continuing directors. The Board believes that abrupt changes in corporate policies based on short-term objectives or the special interests of a select group of shareholders could jeopardize the Company’s long-term strategies and growth plans and may unnecessarily disrupt the affairs of the Company.

Enhancement of Director Independence

The Board believes that electing directors to three-year terms, rather than one-year terms, enhances the independence of non-management directors by providing them with a longer assured term of office, thereby insulating them from pressures from special interest groups that might have an agenda contrary to the long-term interests of the Company and its shareholders. The Company’s current classified board structure provides its Directors with the freedom to focus on the long-term interests of the Company over a multi-year period, and minimizes the opportunities for special interest groups to impact the election process. The Board believes that this leads to greater independence on the part of Directors, and better governance for the Company and its shareholders.

Accountability to Shareholders

The Board does not believe that accountability of directors will be enhanced by annual elections. Accountability depends on the selection of responsible, ethical, and experienced directors, not on whether they serve one-year or three-year terms. The Directors are committed to acting in the best interests of the Company and its shareholders, and are required by law to fulfill their fiduciary duties, regardless of the length of their terms. In addition, since approximately one-third of directors stand for election each year, shareholders have the opportunity on an annual basis to express dissatisfaction with the Board or management by replacing any Director standing for election that year. As a result, shareholders have an ongoing opportunity to hold directors accountable should they have any concern that management entrenchment is taking priority over the interests of the shareholders. In addition, shareholders have a direct line of communication with members of the Board and may write, as applicable, to the members of the Board as a group, the non-employee Directors as a group, a particular Committee, or a specific Director, as described in “Corporate Governance — Communications with the Board” above.

Protection Against Abusive Takeover Tactics

The current structure of the Board reduces the Company’s vulnerability to potentially abusive takeover tactics that may not be in the best interests of the Company’s shareholders. Specifically, the classified board structure is designed to safeguard against a hostile purchaser replacing a majority of the Directors with its own nominees at a single meeting, thereby gaining control of the Company and its assets without paying fair market value to the Company’s shareholders. The classified board encourages persons or firms making unsolicited takeover bids to negotiate at arms’ length directly with the Board, and better positions the Board to negotiate effectively and to take appropriate actions to enhance or protect shareholder value. Although a classified board structure does not preclude anyone from making unfriendly or unsolicited acquisition proposals, it may provide the Board with the time and opportunity to appropriately evaluate the adequacy and fairness of a takeover proposal, to consider alternative proposals, to weigh alternatives, and to ultimately negotiate the best result on behalf of the Company and all shareholders, without the threat of imminent removal of a majority of the Board members.

Academic Studies

The proponents of the proposal cite certain academic studies to support the assertion that classified boards have an adverse impact on companies. Shareholders should also be aware that other commentators have questioned the studies cited by the proponents, arguing that classified boards often do not have a significant impact on share value, see, e.g., Michael E. Murphy, Attacking the Classified Board of Directors: Shaky Foundations for Shareholder Zeal, 65 Bus. Law 441 (2009), and may be value enhancing for some companies, see Seoungpil Ahn, Vidhan K. Goyal & Keshab Shrestha, The Differential Effects of Classified Boards on Firm Value (July 17, 2010). One commentator has noted there is “growing literature that argues that the ‘one size fits all’ approach to board structure is misguided.” See Seoungpil Ahn, Differential Effects and studies cited therein. Commentators have noted that classified boards do not preclude takeovers and could maximize shareholder value in change of control situations. See Murphy, Attacking the Classified Board of Directors. Additionally, the 2008 study by Bates et al. recognizes that classified boards may improve the relative bargaining power of managers on behalf of their constituent shareholders and that target shareholders of companies with classified boards receive a larger proportional share of the total value gains from a transaction. Thomas W. Bates, David A. Becher & Michael L. Lemmon, Board Classification and Managerial Entrenchment: Evidence from the Market for Corporate Control, 87 J. Fin. Econ. 656 (2008).

Conclusion

For the foregoing reasons and after careful consideration of this proposal, the Board unanimously believes that this proposal is not in the best interests of the Company or its shareholders and recommends that you vote AGAINST this proposal. The affirmative vote of a majority of the total voting power of the Company, based upon one vote for each common share owned as of the record date, is necessary to approve this proposal and, therefore, abstentions, broker non-votes, and shares not in attendance and not voted at the annual meeting will have the same effect as votes against this proposal. Unless otherwise directed, common shares represented by proxy will be voted “AGAINST” the approval of this proposal. Under the Articles, shareholders are entitled to cast ten votes per share on any matter relating to the adoption of any amendment to the Regulations. Because the vote on this proposal is a non-binding, advisory vote, the Company has determined that such ten-votes-per-share provisions will not apply to this proposal.

It is important to note that shareholder approval of this proposal would not by itself declassify the Board. The proposal is non-binding and requests that the Board take the steps necessary to eliminate the classified board structure. Any change in the classified structure of the Board would require an amendment to the Regulations. Such an amendment would have to be approved by the affirmative vote of the holders of a majority of the total voting power of the Company, giving effect to the ten-votes-per-share provisions of the Articles. The Board will carefully consider the results of the vote of the Company’s shareholders on this proposal as it continues to evaluate the Company’s governance practices.

The Board unanimously recommends a vote AGAINST this shareholder proposal urging the Directors to act to repeal the Company’s classified board.

SHAREHOLDER PROPOSAL TO ADOPT EXPANDED GREEN COFFEE SUSTAINABILITY PLAN

(Proposal 5 on the proxy card)

By letters dated March 7, 2012, Trillium Asset Management Corporation, 711 Atlantic Avenue, Boston, MA 02111 (“Trillium”), and Calvert Investment Management, Inc., 4550 Montgomery Avenue, Bethesda, MD 20814 (“Calvert” and, together with Trillium, the “Proponents”), notified the Company of the Proponents’ intention to submit the following proposal for consideration of the Company’s shareholders at the annual meeting. In their March 7, 2012 letters, the Proponents informed the Company that they each held, and will continue to hold continuously through the date of the annual meeting, at least $2,000 worth of the Company’s common shares. This proposal will be voted on at the annual meeting only if it is properly presented by or on behalf of the Proponents.

Shareholder Proposal to Adopt Expanded Green Coffee Sustainability Plan

“Whereas: Our company is one of the four largest coffee companies in the world. It provides industry leadership through brands such as Folgers not only in consumer expectations but also with regard to pricing.

The coffee business is critically important for our company by providing approximately 40% of our company’s revenue. It is equally important to the well-being of 25 million coffee farming families worldwide.

Climate change may present a number of important risks and opportunities for our company and these communities, as it impacts temperature, rainfall patterns, frequency of severe weather events, and disease vectors, among other effects, in the world’s coffee growing regions.

According to Kenya’s Coffee Research Foundation director of research, “We have seen climate change in intermittent rainfall patterns, extended drought and very high temperatures.” Furthermore, “Coffee operates within a very narrow temperature range of 19-25 degrees (Celsius). When you start getting temperatures above that, it affects photosynthesis and in some cases, trees wilt and dry up.” Peter Baker, CABI Bioscience coffee expert, stated, “I often call coffee a Goldilocks plant. It likes it not too hot, not too cold. It likes it not too wet, not too dry.

Competitors in the coffee business — Nestlé, Kraft, and Sara Lee — are making public efforts to address coffee sustainability and to provide for a consistent and reliable supply chain of quality coffee. All three have made public commitments to specific goals or data disclosures – often including targets, timeframes, and investment levels – of sourcing coffee in a more sustainable fashion.

Resolved: Shareholders request that within six months of the 2012 annual meeting, the Company develop and publish, at reasonable cost and excluding proprietary and confidential information, an enhanced green coffee sustainability plan that goes beyond its 2011 plan and includes (1) quantitative goals for quantities of certified coffee purchases; (2) a method for evaluating the success of the plan in addressing the challenges of climate change to the Company and the farmers and ecosystems in its coffee supply chain.

Supporting Statement: It is the Proponents’ intention that the enhanced green coffee sustainability plan provide investors with a reasonable level of detail about our company’s plan. Our company has not provided information about how much certified coffee it will purchase in terms of percentages or absolute amounts. We are not seeking to impose a specific goal, but seek a reasonable amount of disclosure. With respect to a method for evaluating the success of the plan, we believe our company should be able to provide its shareholders with some basic evidence that its plan is beneficial to the farming communities and ecosystems from which it sources coffee. While our company’s 2011 Corporate Responsibility report mentions the 2010 impact of TechnoServe on some farmers, there has not been any effort to discuss the beneficial impacts of Smucker’s green coffee sustainability plan on the environment, communities and/or our company.”

Board of Directors’ Statement in Opposition to Shareholder Proposal to Adopt Expanded Green Coffee Sustainability Plan

The Board unanimously recommends that shareholders vote AGAINST this proposal. Since its founding, the Company has considered environmental, economic, and social sustainability to be among its many responsibilities as a good corporate citizen. As discussed in greater detail below, the Company has recently published its second corporate responsibility report that includes, among other matters, a discussion of how the Company will manage the social and environmental risks and opportunities associated with the Company’s coffee business and supply chain. As more specifically discussed in the report, during the past year, the Company has continued to identify sustainable opportunities in the coffee industry by collaborating with suppliers, industry organizations, outside experts, and non-government organizations to develop the next phase of the Company’s green coffee strategy, which is built around three elements: responsible sourcing, smallholder support, and integrated environmental support. These three elements are focused strategically on long-term supply, producer viability, and climate change, which are issues that the Company believes are critical to supply chain participants, customers, consumers, and shareholders.

Responsible Sourcing

The Company is committed to purchasing green coffee in a responsible manner and has extensive internal processes and controls to help keep this commitment. All of the Company’s coffee suppliers, for example, must sign and abide by the Company’s Master Agreement and Operating Guidelines, which address laws pertaining to human rights, environmental practices, and safety procedures. Purchases of green coffee certified by third parties are another important part of the Company’s responsible sourcing strategy. The Company has set a goal for certified purchases to reach 10 percent of its total retail purchases by 2016, which the Company believes will represent the highest level of certified purchasing by any mainstream coffee roaster in North America. As the Company works toward this goal, it will continue to procure certified coffee from farms that are Rainforest Alliance Certified™, through Fair Trade Certified™ and UTZ CERTIFIED. Going forward, the Company will purchase increasing levels of UTZ-CERTIFIED coffee, which covers a broader spectrum of origins and coffee varieties that can be applied across the Company’s entire portfolio of coffee products. UTZ activities focus on professional farm management practices so the producers earn a better price for their product.

Smallholder Support

Much of the world’s coffee supply is grown by individual farmers on small parcels of land in developing countries where the opportunity to build sound agricultural and business practices is often significant. Long-term coffee supply and the economic viability of these small growers must be linked. For this reason, the Company has chosen to partner with TechnoServe, a well-respected non-profit organization dedicated to empowering people in the developing world to build businesses that break the cycle of poverty. TechnoServe establishes and implements standards for sustainable coffee production by using proven business models to improve agricultural practices, yield, quality, profitability, and farm management practices. The Company is also partnering with the Hanns R. Neumann Stiftung Foundation (the “Neumann Foundation”), a private non-profit development organization based in Germany that implements sustainable economic development programs and projects with smallholder coffee and cocoa farmers around the world. The current 23 Neumann Foundation projects are reaching 105,000 producers in 14 countries. Cooperation with the Neumann Foundation will focus on agronomy training, organizational development, and climate change adaptation strategies in order to improve the farming conditions, yields, and incomes of small-scale coffee farming families.

Integrated Environmental Efforts

The world’s growing consumption of coffee, combined with increasingly variable climate conditions in many regions of the world, requires development of ways to increase production yields. Many of the agricultural strategies imparted by TechnoServe, the Neumann Foundation, and others help to address the unique environmental conditions for coffee production, including elevation, temperature, precipitation, and soil. Meeting long-term demand, however, will require an integrated environmental approach. For this reason, the Company is partnering with World Coffee Research (“WCR”), which is dedicated to increasing the availability of arabica coffee in a sustainable manner through research and development. Specifically, the Company’s partnership with WCR will focus on the science of coffee in order to develop hybrid varieties using classic breeding techniques. Research, for example, will seek to find hybrids with more disease resistance and weather tolerance, and that will grow in a wider range of altitudes – all while maintaining high quality and yields. The Company is a platinum sponsor of this research effort by WCR.

Conclusion

The Company submits that, in making the decision and expending time and resources to voluntarily publish a second corporate responsibility report which includes a detailed green coffee sustainability strategy, it has taken appropriate action to address shareholder concerns in this area. Accordingly, the Company believes that adoption of this proposal is unnecessary, duplicative, and inappropriate.

The affirmative vote of a majority of the total voting power of the Company, based upon one vote for each common share owned as of the record date, is necessary to approve this proposal and, therefore, abstentions, broker non-votes, and shares not in attendance and not voted at the annual meeting will have the same effect as votes against this proposal. Unless otherwise directed, common shares represented by proxy will be voted “AGAINST” the approval of this proposal.

The Board unanimously recommends a vote AGAINST this shareholder proposal to adopt an expanded green coffee sustainability plan.

RELATED PARTY TRANSACTIONS

The Board has long recognized that transactions with Related Persons (as defined below) present a potential for conflict of interest (or the perception of a conflict) and, together with the Company’s senior management, the Board has enforced the conflict of interest provisions set forth in the Company’s Policy on Ethics and Conduct. All employees and members of the Board sign and agree to be bound by the Company’s Policy on Ethics and Conduct. Ethics has been, and will continue to be, a Basic Belief of the Company.

In order to formalize the process by which the Company reviews any transaction with a Related Person, the Board has adopted a written policy addressing the Company’s procedures with respect to the review, approval, and ratification of “related person transactions” that are required to be disclosed pursuant to Item 404(a) of Regulation S-K. Under the policy, the Company’s General Counsel initially determines if a transaction or relationship constitutes a transaction that requires compliance with the policy. The policy provides that any transaction, arrangement, or relationship, or series of similar transactions, with any Director, executive officer, 5% beneficial owner, or any of their immediate family members, or any entity which is owned or controlled by such persons, or in which such persons have a substantial ownership interest or control of such entity (collectively, “Related Persons”) in which the Company has or will have a direct or indirect material interest and which exceeds $120,000 in the aggregate will be subject to review, approval, or ratification by the Nominating Committee. In its review of related person transactions, the Nominating Committee will review the material facts and circumstances of the transaction.

Mark T. Smucker, President, U.S. Retail Coffee for the Company, is the son of the Company’s Chairman of the Board, Timothy P. Smucker, and the nephew of the Company’s Chief Executive Officer, Richard K. Smucker. He earned approximately $1,001,000 in compensation in fiscal year 2012 (including salary, Cash Incentive Award earned in fiscal year 2012 and paid subsequent to year end, financial and tax planning services, and other W-2 reportable items). He was also granted 7,075 restricted shares in June 2012 based on the performance of the Company for the fiscal year ended April 30, 2012. The restricted shares were granted pursuant to the 2010 Plan.

Kimberly Wagstaff Tober, Manager, Learning Center for the Company, is the sister of Paul Smucker Wagstaff, President, U.S. Retail Consumer Foods of the Company. She earned approximately $151,000 in compensation in fiscal year 2012 (including salary, Cash Incentive Award earned in fiscal year 2012 and paid subsequent to year end, and other W-2 reportable items). She was granted 260 restricted shares in June 2012 based on the performance of the Company for the fiscal year ended April 30, 2012. Ms. Tober’s compensation is commensurate with her peers. The restricted shares were granted to Ms. Tober pursuant to the 2010 Plan.

Kent Wadsworth, Marketing Manager, Hispanic for the Company, is the brother-in-law of Paul Smucker Wagstaff, President, U.S. Retail Consumer Foods of the Company. He earned approximately $175,000 in compensation in fiscal year 2012 (including salary, Cash Incentive Award earned in fiscal year 2012 and paid subsequent to year end, and other W-2 reportable items). He was granted 250 restricted shares in June 2012 based on the performance of the Company for the fiscal year ended April 30, 2012. Mr. Wadsworth’s compensation is commensurate with his peers. The restricted shares were granted to Mr. Wadsworth pursuant to the 2010 Plan.

Paul J. Dolan, a member of the Board, is chairman and chief executive officer of the Cleveland Indians, the Major League Baseball team operating in Cleveland, Ohio. Mr. Dolan’s family also owns the Cleveland Indians organization. The Company incurred approximately $281,000 in advertising and promotional activities expenses related to its sponsorship with the Cleveland Indians organization, along with purchases of season tickets and a luxury box, in fiscal year 2012.

Related party transactions regarding members of the Compensation Committee are also disclosed under the “Compensation Committee Interlocks and Insider Participation” section of this proxy statement.

OWNERSHIP OF COMMON SHARES

Beneficial Ownership of Company Common Shares

The following table sets forth, as of June 18, 2012 (unless otherwise noted), the beneficial ownership of the Company’s common shares by:

•	each person or group known to the Company to be the beneficial owner of more than 5% of the outstanding common shares of the Company;

•	each Director, each nominee for Director listed in this proxy statement, and each Named Executive Officer; and

•	all Directors and executive officers of the Company as a group.

Unless otherwise noted, the shareholders listed in the table below have sole voting and investment powers with respect to the common shares beneficially owned by them. The address of each Director, nominee for Director, and executive officer is One Strawberry Lane, Orrville, Ohio 44667. As of June 18, 2012, there were 110,437,385 common shares outstanding.

Name	Number of Common Shares Beneficially Owned(1)(2)(3)(4)(5)		Percent of Outstanding Common Shares
The Vanguard Group, Inc.	6,756,830	(6)	6.1%
BlackRock, Inc.	6,128,744	(7)	5.6%
Timothy P. Smucker	1,883,044		1.7%
Richard K. Smucker	2,426,621		2.2%
Mark R. Belgya	56,575		*
Vincent C. Byrd	125,935		*
R. Douglas Cowan	28,470		*
Kathryn W. Dindo	34,260		*
Paul J. Dolan	18,122		*
Nancy Lopez Knight	10,303		*
Elizabeth Valk Long	45,270		*
Steven Oakland	57,234		*
Gary A. Oatey	34,566		*
Alex Shumate	5,015		*
Mark T. Smucker	109,389		*
William H. Steinbrink	35,103		*
Paul Smucker Wagstaff	106,029		*
28 Directors and executive officers as a group	4,129,220		3.7%

*	Less than 1%.

(1)	In accordance with SEC rules, each beneficial owner’s holdings have been calculated assuming full exercise of outstanding stock options covering common shares, if any, exercisable by such owner within 60 days after June 18, 2012. The common share numbers include such options as follows: Timothy P. Smucker, 0; Richard K. Smucker, 0; Mark R. Belgya, 0; Vincent C. Byrd, 0; Steven Oakland, 0; Paul Smucker Wagstaff, 0; and all Directors and executive officers as a group, 28,500.

(2)	This number includes restricted shares as follows: Timothy P. Smucker, 0; Richard K. Smucker, 0; Mark R. Belgya, 34,000; Vincent C. Byrd, 62,320; Steven Oakland, 41,905; Paul Smucker Wagstaff, 35,090; and all Directors and executive officers as a group, 371,935.

(3)	Beneficial ownership of the following common shares included in the table is disclaimed by Timothy P. Smucker: 477,798 common shares held by trusts for the benefit of family members of which

Timothy P. Smucker is a trustee with sole investment power or a co-trustee with shared investment power; 202,062 common shares owned by the Willard E. Smucker Foundation of which Timothy P. Smucker is a trustee with shared investment power; and 81,176 common shares with respect to which Timothy P. Smucker disclaims voting or investment power.

Beneficial ownership of the following common shares included in the table is disclaimed by Richard K. Smucker: 1,433,392 common shares held by trusts for the benefit of family members (including Timothy P. Smucker) of which Richard K. Smucker is a trustee with sole investment power or a co-trustee with shared investment power; 202,062 common shares owned by the Willard E. Smucker Foundation of which Richard K. Smucker is a trustee with shared investment power; and 140,000 common shares with respect to which Richard K. Smucker disclaims voting or investment power.

Beneficial ownership of the following common shares included in the table is disclaimed by Mark T. Smucker: 10,240 common shares with respect to which Mark T. Smucker disclaims voting or investment power.

Beneficial ownership of the following common shares included in the table is disclaimed by Paul Smucker Wagstaff: 10,186 common shares with respect to which Paul Smucker Wagstaff disclaims voting or investment power.

The number of common shares beneficially owned by all Directors and executive officers as a group has been computed to eliminate duplication of beneficial ownership.

(4)	This number includes common shares held for the benefit of the individual named under the terms of the Amended and Restated Nonemployee Director Stock Plan (“Nonemployee Director Stock Plan”), the Nonemployee Director Deferred Compensation Plan, the 2006 Plan, and the 2010 Plan as follows: R. Douglas Cowan, 17,857; Kathryn W. Dindo, 27,122; Paul J. Dolan, 18,008; Nancy Lopez Knight, 10,064; Elizabeth Valk Long, 38,580; Gary A. Oatey, 23,914; Alex Shumate, 4,884; and William H. Steinbrink, 34,841. The common shares indicated are held in trust for the Directors named and are voted pursuant to their direction.

(5)	Because, under the Company’s Articles, shareholders may be entitled on certain matters to cast ten votes per share with regard to certain common shares and only one vote per share with regard to others, there may not be a correlation between the percent of outstanding common shares owned and the voting power represented by those common shares. The total voting power of all the common shares can be determined only at the time of a shareholder meeting due to the need to obtain certifications as to beneficial ownership of common shares not held as of record in the name of individuals. There are no proposals on this year’s ballot for which the ten-votes-per-share provisions apply.

(6)	According to a Schedule 13G of The Vanguard Group, Inc. (“Vanguard”), 100 Vanguard Blvd., Malvern, PA 19355, filed with the SEC on February 8, 2012, Vanguard is a U.S. company organized under the laws of the State of Pennsylvania. The Schedule 13G indicated that, as of December 31, 2011, Vanguard had sole voting power as to 158,074 common shares, sole dispositive power as to 6,598,756 common shares, and shared dispositive power as to 158,074 common shares.

(7)	According to a Schedule 13G/A of BlackRock, Inc. (“BlackRock”), 40 East 52nd Street, New York, NY 10022, filed with the SEC on February 13, 2012, BlackRock is a U.S. company organized under the laws of the State of Delaware. The Schedule 13G/A indicated that, as of December 31, 2011, BlackRock had sole voting power as to 6,128,744 common shares and sole dispositive power as to 6,128,744 common shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the U.S. securities laws, the Company’s Directors, executive officers, and beneficial owners of more than 10% of the Company’s common shares are required to report their initial ownership of common shares and any subsequent changes in that ownership to the SEC and the NYSE. Due dates for the reports are specified by those laws, and the Company is required to disclose in this proxy statement any failure in the past year to file by the required dates. Based solely on written representations of the Company’s Directors and executive officers and on copies of the reports that they have filed with the SEC, it is the Company’s belief that all of the Company’s Directors and executive officers complied with all Section 16(a) filing requirements applicable to them with respect to transactions in the Company’s equity securities during fiscal year 2012, except that a Form 4 for Julia L. Sabin to report the sale of shares in four transactions on June 14, 2011 was filed one day late; a Form 4 for R. Douglas Cowan to report the exercise of stock options and the subsequent sale of such shares in six transactions on December 5, 2011 was filed two days late; and a Form 4 for Barry C. Dunaway to report the sale of shares in one transaction on December 6, 2011 was filed one day late.

EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth certain information with respect to the following equity compensation plans of the Company as of April 30, 2012: the 1987 Stock Option Plan, The J. M. Smucker Company 1998 Equity and Performance Incentive Plan (the “1998 Plan”), the 2006 Plan, the 2010 Plan, the Nonemployee Director Stock Plan, the Nonemployee Director Stock Option Plan, the Nonemployee Director Deferred Compensation Plan, and the Amended and Restated 1997 Stock-Based Incentive Plan (the “1997 Plan”). All of these equity compensation plans have been approved by the Company’s shareholders, with the exception of the 1997 Plan, which was assumed by the Company as a result of the International Multifoods Corporation acquisition in June 2004, and the Nonemployee Director Deferred Compensation Plan, which was adopted by the Board in October 2006.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (1) (2) (3) (c)
Equity compensation plans approved by security holders(4)(5)	434,936	$42.41	7,311,613
Equity compensation plans not approved by security holders(6)	27,310	$45.24	0

Total	462,246	$42.41	7,311,613

(1)	As of April 30, 2012, there were 7,311,613 common shares remaining available for grant as awards other than options. The weighted-average exercise price of outstanding options, warrants, and rights in column (b) does not take restricted shares, restricted stock units, or other non-option awards into account.

(2)	Upon approval of the 2010 Plan by shareholders, no further awards could be made under the 1987 Stock Option Plan, the 1998 Plan, the Nonemployee Director Stock Plan, the Nonemployee Director Stock Option Plan, the 1997 Plan, and the 2006 Plan, except that the provisions relating to the deferral of Director retainers and fees under the Nonemployee Director Stock Plan continued to apply to services rendered through December 31, 2006.

(3)	There is no established pool of authorized common shares under the Nonemployee Director Deferred Compensation Plan.

(4)	This amount includes 214,231 deferred stock units and restricted stock units outstanding under the Nonemployee Director Stock Plan, the 2006 Plan, and the 2010 Plan. The weighted-average exercise price of outstanding options, warrants, and rights in column (b) does not take these deferred stock units and restricted stock units into account.

(5)	In June 2011, the Company granted several executive officers performance units with a one-year performance period, payable in restricted shares in June 2012. The actual number of performance units earned was not known as of April 30, 2012. Subsequent to April 30, 2012, the performance units earned were converted into 99,455 restricted shares. The actual number of restricted shares earned was included in column (a) for purposes of including the performance units outstanding at April 30, 2012. The weighted-average exercise price of outstanding options, warrants, and rights in column (b) does not take these performance units into account.

(6)	This row includes 257 outstanding options under the 1997 Plan that was initially adopted by the stockholders of International Multifoods Corporation in 1997. The 1997 Plan was subsequently assumed by the Company as a result of the June 2004 acquisition of International Multifoods Corporation.

Included in this row are 27,053 outstanding deferred stock units related to retainer and meeting fees voluntarily deferred by non-employee Directors under the Nonemployee Director Deferred Compensation Plan. The Nonemployee Director Deferred Compensation Plan provides each non-employee Director of the Company with an opportunity to defer receipt of any portion of the cash compensation he or she receives for his or her service as a Director. The weighted-average exercise price of outstanding options, warrants, and rights in column (b) does not take these deferred stock units into account.

ANNUAL REPORT

The Company’s annual report for the fiscal year ended April 30, 2012 was mailed to each shareholder on or about July 3, 2012.

2013 SHAREHOLDER PROPOSALS

Any shareholder who intends to present a proposal at the Company’s 2013 annual meeting and who wishes to have the proposal included in the Company’s proxy statement and form of proxy for that annual meeting must deliver the proposal to the Corporate Secretary of the Company so that it is received no later than March 5, 2013. In addition, according to the Regulations, if a shareholder intends to present a proposal (including with respect to Director nominations) at the Company’s 2013 annual meeting without the inclusion of that proposal in the Company’s proxy materials, the shareholder must deliver the proposal to the Corporate Secretary of the Company so that it is received no later than May 17, 2013, which is 90 calendar days before the first anniversary of the date of the preceding year’s annual meeting, and no earlier than April 17, 2013, which is 120 days before the first anniversary of the date of the preceding year’s annual meeting. After that date, the notice would be considered untimely. If, however, the date of the Company’s 2013 annual meeting of shareholders is more than 30 days before or more than 60 days after the first anniversary of the date of the preceding year’s annual meeting, then the deadline for shareholders to notify the Company will be no earlier than the close of business on the 120th day prior to the date of such annual meeting and no later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

OTHER MATTERS

The Company does not know of any matters to be brought before the meeting except as indicated in this notice. However, if any other matters properly come before the meeting for action, it is intended that the person authorized under solicited proxies may vote or act thereon in accordance with his or her own judgment.

“HOUSEHOLDING” OF PROXY MATERIALS

In accordance with the notices the Company has sent to registered shareholders, the Company is sending only one copy of its annual report and proxy statement to shareholders who share the same last name and mailing address, unless they have notified the Company that they want to continue receiving multiple copies. Each shareholder will continue to receive a separate proxy card or Notice of Internet Availability of Proxy Materials. The Company understands that the brokerage community has mailed similar notices to holders of common shares who hold their common shares in street name. This practice, known as “householding,” is permitted by the SEC and is designed to reduce duplicate mailings and save printing and postage costs, as well as conserve natural resources.

Shareholders who currently receive multiple copies of the annual report and proxy statement at their address and would like to request “householding” of their communications should contact their broker if they are a street name shareholder or, if they are a registered shareholder, should contact Computershare by calling 1-800-456-1169, or inform them in writing at Computershare Investor Services, P.O. Box 43078, Providence, Rhode Island 02940-3078. Shareholders who are “householding” their communications, but who wish to begin to receive separate copies of the annual report and proxy statement in the future, may also notify their broker or Computershare. The Company will promptly deliver a separate copy of the annual report and proxy statement at a shared address to which a single copy was delivered upon written or oral request to Shareholder Services, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667, 330-684-3838.

ELECTRONIC DELIVERY OF COMPANY SHAREHOLDER COMMUNICATIONS

If you are a registered shareholder, the Company encourages you to conserve natural resources, as well as reduce printing and mailing costs, by signing up to receive your shareholder communications from the Company electronically. Through participation in the eTree program sponsored by Computershare, the Company will have a tree planted on your behalf if you elect to receive your shareholder materials and documents electronically. The tree will be planted through American Forests, a leading conservation organization, to support revegetation and reforestation efforts in the United States. You will receive your shareholder information faster and will be able to access your documents, reports, and information on-line at the Investor Centre on Computershare’s website. Access www.eTree.com/smucker to enroll in electronic communications. With your consent, the Company will stop mailing paper copies of these documents and will notify you by e-mail when the documents are available to you, where to find them, and how to quickly submit your vote on-line. Your election to receive shareholder communications electronically will be effective until you cancel it.

Please note that, although there is no charge for accessing the Company’s annual meeting materials on-line, you may incur costs from service providers such as your Internet access provider and your telephone company. If you have any questions or need assistance, please call 1-866-602-0762.

VOTING RIGHTS OF COMMON SHARES

Under Article Fourth of the Articles, the holder of each outstanding common share is entitled to one vote on each matter submitted to a vote of the shareholders except for the following specific matters:

•	any matter that relates to or would result in the dissolution or liquidation of the Company;

•

the adoption of any amendment of the Articles or the Regulations, or the adoption of amended Articles, other than the adoption of any amendment or amended Articles that increases the number of votes to which holders of common shares are entitled or expands the matters to which time phase voting applies;

•

any proposal or other action to be taken by the shareholders of the Company relating to the Rights Agreement, dated as of May 20, 2009, between the Company and Computershare Trust Company, N.A. or any successor plan;

•	any matter relating to any stock option plan, stock purchase plan, executive compensation plan, executive benefit plan, or other similar plan, arrangement, or agreement;

•

adoption of any agreement or plan of or for the merger, consolidation, or majority share acquisition of the Company or any of its subsidiaries with or into any other person, whether domestic or foreign, corporate or noncorporate, or the authorization of the lease, sale, exchange, transfer, or other disposition of all, or substantially all, of the Company’s assets;

•

any matter submitted to the Company’s shareholders pursuant to Article Fifth (which relates to procedures applicable to certain business combinations) or Article Seventh (which relates to procedures applicable to certain proposed acquisitions of specified percentages of the Company’s outstanding common shares) of the Articles, as they may be further amended, or any issuance of common shares of the Company for which shareholder approval is required by applicable stock exchange rules; and

•

any matter relating to the issuance of common shares or the repurchase of common shares that the Board determines is required or appropriate to be submitted to the Company’s shareholders under the Ohio Revised Code or applicable stock exchange rules.

On the matters listed above, common shares are entitled to ten votes per share if they meet the requirements set forth in the Articles. Common shares entitled to ten votes per share must meet one of the following criteria:

•	common shares beneficially owned as of November 6, 2008, and for which there has not been a change in beneficial ownership after November 6, 2008; or

•	common shares received through the Company’s various equity plans which have not been sold or otherwise transferred since November 6, 2008.

In the event of a change in beneficial ownership, the new owner of that common share will be entitled to only one vote with respect to that share on all matters until four years pass without a further change in beneficial ownership of the share. There are no proposals on this year’s ballot for which the ten-votes-per-share provisions apply.

The express terms of the common shares provide that a change in beneficial ownership occurs whenever any change occurs in the person or group of persons who has or shares voting power, investment power, the right to receive sale proceeds, or the right to receive dividends or other distributions in respect of those common shares. In the absence of proof to the contrary, a change in beneficial ownership will be deemed to have occurred whenever common shares are transferred of record into the name of any other person. Moreover, corporations, general partnerships, limited partnerships, voting trustees, banks, trust companies, brokers, nominees, and clearing agencies will be entitled to only one vote per share on common shares held of record in their respective names unless written proof is provided to establish that there has been no change in the person or persons who direct the exercise of any of the rights of beneficial ownership of such shares, including the voting of common shares. Thus, shareholders who hold common shares in street name or through any of the other indirect methods mentioned above must be able to submit written proof of beneficial ownership in form and substance satisfactory to the Company in order to be entitled to exercise ten votes per share.

The foregoing is merely a summary of the voting terms of the common shares and this summary should be read in conjunction with, and is qualified in its entirety by reference to, the express terms of those common shares as set forth in the Articles. A copy of the Articles is posted on the Company’s website at www.smuckers.com and is available free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667.

DIRECTIONS TO THE ANNUAL MEETING

O.A.R.D.C.
FISHER AUDITORIUM
1680 MADISON AVENUE
WOOSTER, OH 44691

FROM WEST CLEVELAND:

Route 71 South to Route 83 South to Route 30 West. Take the Route 302 (Madison Avenue) exit and turn left onto Madison Avenue to O.A.R.D.C. FISHER AUDITORIUM.

FROM EAST CLEVELAND & AKRON:

Route 77 South to Route 21 South to Route 585 West to Route 3 / 83 South to Route 30 West. Take the Route 302 (Madison Avenue) exit and turn left onto Madison Avenue to O.A.R.D.C. FISHER AUDITORIUM.

FROM CANTON:

Route 30 West, take the Route 302 (Madison Avenue) exit and turn left onto Madison Avenue to O.A.R.D.C. FISHER AUDITORIUM.

FROM COLUMBUS / MANSFIELD:

Route 71 North to Route 30 East. Take the Route 302 (Madison Avenue) exit and turn left onto Madison Avenue to O.A.R.D.C. FISHER AUDITORIUM.

FROM I-71
3
83
NORTH
FROM ROUTE 21
585
AKRON ROAD
CLEVELAND ROAD
BURBANK ROAD
WAYNE
COLLEGE OF WOOSTER
QUINBY
BEVER
BOWMAN
CITY OF WOOSTER
FROM CANTON
30
MARKET
LIBERTY
COURTHOUSE
302
FROM I-71
MADISON
SECREST
250
O.A.R.D.C. FISHER AUDITORIUM
FROM NEW PHILADELPHIA
FROM MILLERSBURG

PRINTED WITH SOY INK

THE J. M. SMUCKER COMPANY ATTN JEANNETTE KNUDSEN ONE STRAWBERRY LANE ORRVILLE, OH 44667-0280

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on August 14, 2012. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on August 14, 2012. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M47958-P28602-Z58388 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE J. M. SMUCKER COMPANY

The Board of Directors recommends you vote “FOR” the following proposals:
1. Election of Directors to the class whose term of office will expire in 2015.

		For	Against	Abstain
Nominees:

1a.	Paul J. Dolan	☐	☐	☐	The Board of Directors recommends you vote “AGAINST” the following proposals:	For	Against	Abstain

1b.	Nancy Lopez Knight	☐	☐	☐	4. Shareholder proposal urging Directors to act to repeal the classified Board of Directors.	☐	☐	☐

1c.	Gary A. Oatey	☐	☐	☐	5. Shareholder proposal requesting an expanded green coffee sustainability plan.	☐	☐	☐

1d.	Alex Shumate	☐	☐	☐	NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

1e.	Timothy P. Smucker	☐	☐	☐

2. Ratification of appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2013 fiscal year.		☐	☐	☐

3. Advisory approval of the Company’s executive compensation.		☐	☐	☐

Please indicate if you plan to attend this meeting.		☐	☐

		Yes	No

Please sign your name EXACTLY as your name appears on this proxy. Joint owners should each sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The J. M. Smucker Company Notice of 2012 Annual Meeting and Proxy Statement and 2012 Annual Report
are available at www.proxyvote.com.

M47959-P28602-Z58388

Proxy — THE J. M. SMUCKER COMPANY

THE J. M. SMUCKER COMPANY

One Strawberry Lane, Orrville, Ohio 44667-0280

Solicited by the Board of Directors for the Annual Meeting of Shareholders to be Held on August 15, 2012

The authorized party as herein noted (the “Authorized Party”) hereby appoints Timothy P. Smucker, Richard K. Smucker, and Jeannette L. Knudsen, or any one of them, proxies with full power of substitution to vote, as designated on the reverse side, all common shares that the Authorized Party is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of The J. M. Smucker Company to be held on August 15, 2012, or at any adjournment or postponement thereof.

When properly executed, this proxy will be voted in the manner directed. If properly executed, but if no direction is given, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Please mark, date, sign, and return this proxy card promptly, using the enclosed envelope. No postage is required if mailed in the United States.

THE J. M. SMUCKER COMPANY ATTN JEANNETTE KNUDSEN ONE STRAWBERRY LANE ORRVILLE, OH 44667-0280

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on August 9, 2012. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on August 9, 2012. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M47960-P28602-Z58388 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE J. M. SMUCKER COMPANY

The Board of Directors recommends you vote “FOR” the following proposals:
1. Election of Directors to the class whose term of office will expire in 2015.

		For	Against	Abstain
Nominees:

1a.	Paul J. Dolan	☐	☐	☐	The Board of Directors recommends you vote “AGAINST” the following proposals:	For	Against	Abstain

1b.	Nancy Lopez Knight	☐	☐	☐	4. Shareholder proposal urging Directors to act to repeal the classified Board of Directors.	☐	☐	☐

1c.	Gary A. Oatey	☐	☐	☐	5. Shareholder proposal requesting an expanded green coffee sustainability plan.	☐	☐	☐

1d.	Alex Shumate	☐	☐	☐	Instructions regarding Non-Direction Shares and/or unallocated Shares	Yes	No

1e.	Timothy P. Smucker	☐	☐	☐	I wish to direct the Trustee to vote the Non-Directed Shares and Unallocated Shares in the same way as my Allocated Shares.	☐	☐

2. Ratification of appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2013 fiscal year.		☐	☐	☐	NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

3. Advisory approval of the Company’s executive compensation.		☐	☐	☐

Please indicate if you plan to attend this meeting.		☐	☐

		Yes	No

Please sign your name EXACTLY as your name appears on this proxy. Joint owners should each sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The J. M. Smucker Company Notice of 2012 Annual Meeting and Proxy Statement and 2012 Annual Report

are available at www.proxyvote.com.

M47961-P28602-Z58388

Proxy — THE J. M. SMUCKER COMPANY

THE J. M. SMUCKER COMPANY

One Strawberry Lane, Orrville, Ohio 44667-0280

Solicited by the Board of Directors for the Annual Meeting of Shareholders to be Held on August 15, 2012

VOTING INSTRUCTIONS

TO:

Fidelity Management Trust Company, Trustee (the “Trustee”) under

The J. M. Smucker Company Employee Stock Ownership Plan,

The J. M. Smucker Company Employee Savings Plan, and

The J. M. Smucker Company Orrville Represented Employee Savings Plan

(each referred to hereinafter as the “Plan”)

I, the authorized party as herein noted, as a participant in or a beneficiary of one or more of the above-referenced Plans, hereby instruct the Trustee to vote (in person or by proxy), in accordance with my confidential instructions on the reverse side of this card and the provisions of the Plan(s), all common shares of The J. M. Smucker Company (the “Company”) allocated to my account under the Plan(s) (“Allocated Shares”) as of the record date for the Annual Meeting of Shareholders of the Company to be held on August 15, 2012 (or at any adjournment or postponement thereof), and in the Trustee’s discretion to vote upon such other business as may properly come before the Annual Meeting of Shareholders.

In addition to voting the Allocated Shares, you may also use this card to vote unallocated shares held in the ESOP Suspense Account (“Unallocated Shares”), if applicable, and/or non-directed shares held in the Plan(s) (“Non-Directed Shares”), as determined in accordance with the terms of the Plan(s). For more information concerning voting Unallocated Shares and Non-Directed Shares, please refer to the reverse side of this card and the enclosed instructions.

The Trustee will vote any shares allocated to your account for which timely instructions are received from you by 11:59 p.m., Eastern Time, August 9, 2012, in accordance with the Plan(s).

When properly executed, this proxy will be voted in the manner directed. If properly executed, but if no direction is given, this proxy will be voted in accordance with the Board of Directors’ recommendations and for Allocated Shares only.

Please mark, date, sign, and return this proxy card promptly, using the enclosed envelope. No postage is required if mailed in the United States.

THE J. M. SMUCKER COMPANY

LETTER TO ALL PARTICIPANTS IN THE J. M. SMUCKER COMPANY EMPLOYEE STOCK OWNERSHIP PLAN, THE J. M. SMUCKER COMPANY EMPLOYEE SAVINGS PLAN, AND THE J. M. SMUCKER COMPANY ORRVILLE REPRESENTED EMPLOYEE SAVINGS PLAN

Enclosed are materials relating to the Annual Meeting of Shareholders of The J. M. Smucker Company (the “Company”), which will be held on August 15, 2012. You are receiving these materials because you were a participant or beneficiary in one or more of the benefit plans listed above as of the June 18, 2012 record date. As a participant or beneficiary in one of the plans, you are also a beneficial owner of common shares of the Company that are held in the plans. As a beneficial owner, you are entitled to direct the trustee under each of the plans on how to vote those shares with respect to issues being submitted to the shareholders at the Company’s Annual Meeting. The trustee of all of the above referenced plans is Fidelity Management Trust Company.

The purpose of this letter is to give you information on how to provide voting direction to the trustee on shares allocated to your account under one or more of the plans. This letter also discusses a right that you have under the plans to provide direction to the trustee on how to vote certain other shares that are allocated to other participants and beneficiaries, but are not voted, or which are not yet allocated to anyone. This letter also outlines what it means if you exercise your right with respect to those other shares. Before making a decision on how to instruct the trustee, you should carefully read this letter and the enclosed materials.

HOW DO I PROVIDE DIRECTION TO THE TRUSTEE?

As a participant or beneficiary in one or more of the plans referenced at the top of this letter, you may direct the trustee how to vote all shares allocated to your account. You may also direct the trustee how to vote the following other plan shares:

•	Shares allocated to the accounts of other participants and beneficiaries who do not themselves provide direction to the trustee on how to vote those shares (these are “Non-Directed Shares”); and

•

If you are a participant or beneficiary in the Employee Stock Ownership Plan (“ESOP”), shares in that plan that have not been allocated to participants or beneficiaries (these are “Unallocated Shares”).

If you do not direct the trustee how to vote the shares which are allocated to your account, those shares will be voted by the trustee in accordance with the direction of other participants and beneficiaries.

The trustee will vote shares under a particular plan based upon the direction of participants and beneficiaries in the plan who timely return voting instruction cards like the one that is enclosed. If you are a participant or beneficiary in more than one plan, you will receive one voting instruction card listing the shares for all plans in which you participate.

To direct the trustee how to vote shares allocated to your account under the plans in which you participate, simply mark your choices on the enclosed voting instruction card. In addition, you may, by marking the appropriate square on the card, direct the trustee to vote the Non-Directed Shares and/or Unallocated Shares in the same way as you direct the trustee to vote your allocated shares.

If you elect to direct the trustee how to vote your allocated shares, the Non-Directed Shares and/or Unallocated Shares, you must follow the voting instructions summarized on the voting instruction card. In order for the trustee to be able to vote the shares at the Company’s Annual Meeting, the trustee must receive your voting instructions by the deadline indicated on the voting instruction card.

Your decision whether or not to direct the trustee to vote shares in the plans will be treated confidentially by the trustee and will not be disclosed to the Company or any of its employees, officers, or directors.

VOTING RIGHTS OF SHARES

The Company’s Amended Articles of Incorporation provide generally that each common share will entitle the holder to one vote on each matter properly submitted to shareholders, except for certain matters listed in the Amended Articles of Incorporation. On those listed matters, shareholders are entitled to exercise ten votes per share unless there has been a change in beneficial ownership of the common share after November 6, 2008. In the event of a change in beneficial ownership, the new owner of that common share will be entitled to only one vote with respect to that common share on all matters until four years pass without a further change in beneficial ownership of the share. The ten-votes-per-share provisions do not apply to any of the proposals to be voted on at the Company’s Annual Meeting.

FIDUCIARY STATUS

Each plan participant or beneficiary is a “named fiduciary” (as defined in Section 402(a)(2) of the Employee Retirement Income Security Act of 1974, as amended) with respect to a decision to direct the trustee how to vote the shares allocated to his or her account. Individuals considered to be named fiduciaries are required to act prudently, solely in the interest of the participants and beneficiaries of the plans, and for the exclusive purpose of providing benefits to participants and beneficiaries of the plans. A named fiduciary may be subject to liability for his or her actions as a fiduciary. By marking, signing, dating, and returning the enclosed voting instruction card, or by submitting your vote online or by phone, you are accepting your designation under the plans as a named fiduciary. You should, therefore, exercise your voting rights prudently. You should mark, sign, date, and return the voting instruction card, or submit your vote online or by phone, only if you are willing to act as a named fiduciary.

If you direct the trustee how to vote the Non-Directed Shares and/or Unallocated Shares, you will be a named fiduciary with respect to that decision also. You are similarly required to act prudently, solely in the interest of the participants and beneficiaries of the plans, and for the exclusive purpose of providing benefits to participants and beneficiaries of the plans in giving direction on the Non-Directed Shares and/or Unallocated Shares, if you choose to do so.

All questions and requests for assistance should be directed to the Company’s Shareholder Services department at (330) 684-3838.